UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Radian Group Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Radian Group Inc.

1601 Market Street

Philadelphia, Pennsylvania

19103-2337

800.523.1988

215.231.1000

April         , 2010

Dear Stockholder:

You are cordially invited to attend the 2010 Annual Meeting of Stockholders of Radian Group Inc., which will be held at The Crowne Plaza Philadelphia, 1800 Market Street, Philadelphia, Pennsylvania 19103, at 9:00 a.m. local time on May 12, 2010. The accompanying Notice of 2010 Annual Meeting of Stockholders and Proxy Statement describe the items to be considered and acted upon by the stockholders at the meeting.

Whether or not you plan to attend the annual meeting, please sign, date and return the enclosed proxy card as soon as possible so that your shares can be voted in accordance with your instructions. If you attend the meeting, you may revoke your proxy, if you wish, and vote personally. Because the representation of stockholders at the meeting is very important, we thank you in advance for your participation.

Sincerely,

Edward J. Hoffman

General Counsel and Corporate Secretary

RADIAN GROUP INC.

1601 Market Street

Philadelphia, Pennsylvania 19103

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS

Radian Group Inc. will hold its 2010 Annual Meeting of Stockholders as provided below:

Date and Time:	Wednesday, May 12, 2010, 9:00 a.m. local time

Place:	The Crowne Plaza Philadelphia 1800 Market Street Philadelphia, Pennsylvania 19103

Items of Business:

(1)    Elect ten directors, each for a one-year term, to serve until their successors have been duly elected and qualified;

(2)    Approve an amendment to the Radian Group Inc. 2008 Equity Compensation Plan to increase the number of shares of common stock authorized for issuance under the plan;

(3)    Approve an amendment to the Radian Group Inc. Amended and Restated Certificate of Incorporation relating to Radian’s tax benefit preservation strategy;

(4)    Approve the Radian Group Inc. Tax Benefit Preservation Plan, as amended;

(5)    Ratify the appointment of PricewaterhouseCoopers LLP as Radian’s independent registered public accounting firm for the year ending December 31, 2010; and

(6)    Transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

Record Date:	Stockholders of record as of the close of business on March 26, 2010 will be entitled to notice of, and to vote at, the meeting or any adjournment or postponement of the meeting.

Whether or not you plan to attend Radian’s annual meeting, please submit your proxy with voting instructions. To submit your proxy by mail, please complete, sign, date and return the accompanying proxy card in the enclosed self-addressed, stamped envelope. Any stockholder as of the record date who is present at the Radian annual meeting may vote in person instead of by proxy, thereby canceling any previous proxy. Also, a proxy may be revoked in writing at any time before the Radian annual meeting.

By Order of the Board of Directors,

Edward J. Hoffman
General Counsel and Corporate Secretary

Philadelphia, Pennsylvania

April     , 2010

Important Notice Regarding the Availability of Proxy Materials for the 2010 Annual Meeting of Stockholders to Be Held on May 12, 2010:

This proxy statement and our 2009 Annual Report to security holders are available at www.radian.biz/StockholderReports.

RADIAN GROUP INC.

1601 Market Street

Philadelphia, Pennsylvania 19103-2337

www.radian.biz

PROXY STATEMENT

FOR

2010 ANNUAL MEETING OF STOCKHOLDERS

Radian’s board of directors is furnishing this proxy statement to solicit proxies for use at the 2010 Annual Meeting of Stockholders (the “annual meeting”) of Radian Group Inc. (“Radian” or the “Company”). A copy of the Notice of 2010 Annual Meeting of Stockholders accompanies this proxy statement. These materials are also available on the internet at www.radian.biz/StockholderReports. This proxy statement and the accompanying proxy card are being mailed to stockholders beginning approximately April [    ], 2010, in order to furnish information relating to the business to be transacted at the meeting.

INFORMATION ABOUT VOTING

Who Can Vote

Only stockholders of record on the close of business on March 26, 2010, the record date, may vote at the annual meeting. On the record date, we had 82,936,042 shares of our common stock outstanding and entitled to vote at the annual meeting. For each share of common stock you held on the record date, you will be entitled to one vote on each matter submitted to a vote of stockholders. There is no cumulative voting.

What Shares Can Be Voted

You may vote all shares of our common stock owned by you as of the close of business on the record date. These shares include:

•	Shares held directly in your name as the stockholder of record; and

•

Shares of which you are the beneficial owner but not the stockholder of record. These are shares not registered in your name but registered in “street name” through an account with a bank, broker or other holder of record (a “nominee”), including shares you own in the Radian Group Inc. Savings Incentive Plan.

How Shares May Be Voted

Before the annual meeting, you can vote by completing, signing and returning by mail the enclosed proxy card.

Many of our stockholders who hold their shares in “street name” through a nominee have the option to submit their proxies or voting instructions to their nominee electronically by telephone or the internet. These stockholders should review and follow the voting instructions forwarded by their nominee. Our stockholders of record may not vote by telephone or internet.

You also may vote your shares at the annual meeting if you attend in person. If you hold your shares in “street name” and wish to vote in person at the annual meeting, you must obtain a legal proxy from your nominee.

You may revoke your proxy at any time before it is voted by providing to our Corporate Secretary a written instrument revoking it or a duly executed proxy bearing a later date. You also may revoke your proxy by attending the annual meeting and giving notice of revocation. Attendance at the annual meeting, by itself, will not constitute revocation of a proxy.

Your vote is important to Radian. We encourage you to complete, sign and return the proxy card accompanying this proxy statement even if you plan to attend the meeting. You can always change your vote before the meeting or at the meeting, as described above.

Quorum and Votes Required for Approval

A quorum is necessary for us to conduct the business of the annual meeting. This means that holders of at least a majority of the shares entitled to vote must be present at the meeting, either in person or represented by proxy. Abstentions and broker non-votes (as discussed below) will be counted as present for purposes of establishing a quorum at the meeting.

In November 2008, we adopted majority voting for the election of our directors. This means that in an uncontested election of directors, each director must be elected by a majority of the votes cast, meaning that the number of shares voted “For” a director must exceed the number of shares voted “Against” that director (Proposal 1). In an uncontested election of directors, votes may be cast “For” or “Against” a nominee, or the person voting such share may abstain with respect to such nominee. If a sitting director fails to receive a majority of the votes cast, our board of directors will determine within 90 days of the meeting whether to accept the resignation of such director. Alternatively, the director may choose to retire from the board of directors during this 90 day period.

In a contested election of directors, where the number of nominees exceeds the number of directorships to be filled, the ten nominees for director receiving the highest number of “For” votes will be elected. In a contested election of directors, votes may only be cast “For” or “Withheld.” Any vote other than a “For” vote will be considered “Withheld.” Votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome.

The approval of the amendment to Radian’s 2008 Equity Compensation Plan (Proposal 2) requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on such proposal. In addition, under the listing requirements of the New York Stock Exchange (“NYSE”), (1) at least a majority of the shares outstanding and entitled to vote at the meeting must actually be voted on the proposal, and (2) votes in favor must constitute a majority of the votes cast.

The approval of the amendment to the Radian Group Inc. Amended and Restated Certificate of Incorporation (Proposal 3) requires the affirmative vote of a majority of the shares outstanding and entitled to vote on such proposal.

The approval of the Radian Group Inc. Tax Benefit Preservation Plan (Proposal 4) and the ratification of the appointment of Radian’s independent registered public accounting firm (Proposal 5) each require the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on such proposal.

A stockholder may abstain on any proposal being presented at the 2010 annual meeting. With respect to Proposals 1 through 5, abstentions will be considered present for purposes of determining whether a quorum exists, and will be counted as shares “present and entitled to vote.” For Proposals 1 through 5, abstentions will not be counted as “votes cast.” In addition, for Proposals 2 through 5, abstentions will have the same effect as votes “Against” such proposals.

A broker non-vote occurs when a member firm of the NYSE that holds shares in “street name” for its customer votes the customer’s shares on one or more, but not all, matters on the proxy card because the nominee did not receive instructions from its customer as to how to vote on the unvoted matter(s) and the nominee does not have authority to vote on the matter(s) without instructions from the customer. The missing vote on each such matter is the “broker non-vote.” Under the Delaware General Corporation Law (the “DGCL”) and our By-Laws, all broker non-votes would be considered present for purposes of determining a quorum, but would not be considered to represent shares “present and entitled to vote” or votes “cast” on that proposal. Broker non-votes with respect to Proposals 1 and 4 will therefore not be counted as either “present and entitled to vote” or as “votes cast” in determining the outcome of the votes on these proposals and will not affect the outcome of the vote, assuming a quorum is present. Under the NYSE listing requirements, however, broker non-votes are counted as “entitled to vote,” though not as votes “cast,” with respect any proposal regarding the listing of additional securities, such as Proposal 2. As noted above, Proposal 2 will be adopted only if, in addition to a majority of the votes cast being cast in favor of the proposal, a majority of the shares outstanding and entitled to vote also affirmatively vote on the proposal. Broker non-votes will not count as affirmatively voted under this additional standard and could have the effect of preventing the approval of this proposal where the number of affirmative votes is a majority of votes cast, but the votes cast do not constitute the minimum number required under NYSE rules. As noted above, Proposal 3 requires the affirmative vote of a majority of the shares outstanding; therefore, broker non-votes, like abstentions, will have the same effect as a vote “Against” the proposal.

We believe that brokers have the authority to vote their customers’ shares with respect to the ratification of the appointment of Radian’s independent registered public accounting firm (Proposal 5), even if their customers do not instruct their nominees how to vote on this matter. We believe that nominees do not have authority to vote their customers’ shares with respect to any other proposal unless instructed how to vote. While nominees historically have voted in favor of routine matters such as Proposal 5, some nominees have begun voting shares over which they have authority but no instructions in proportion with the instructions that they receive regarding these matters from beneficial holders (e.g., if 90% of beneficial holders providing instructions to a particular nominee on Proposal 5 voted for the proposal, that nominee would traditionally have voted all shares which were unvoted and over which it had discretionary authority in favor of the proposal, but some nominees would now vote 90% of such shares in favor of the proposal and 10% against the proposal, matching the proportion of the shares for which that nominee received instructions). Such a proportional split could affect the results of the vote on this proposal.

IF YOU HOLD YOUR SHARES IN “STREET NAME,” YOU MUST CAST YOUR VOTE OR INSTRUCT YOUR NOMINEE IF YOU WANT IT TO COUNT IN THE ELECTION OF DIRECTORS (PROPOSAL 1). In the past, if you held your shares in “street name” and your nominee did not receive voting instructions from you, your nominee was allowed to vote those shares for the nominated directors on your behalf in an uncontested election of directors. Recent changes in regulation took away the ability of your nominee to vote your uninstructed shares in an uncontested election of directors. Therefore, if you hold your shares in “street name” and you do not instruct your nominee on how to vote in the election of directors (by signing, dating and returning the proxy provided to you by your nominee or by following your nominee’s instructions regarding electronic voting by telephone or internet), no votes will be cast on your behalf.

How Will Proxies Be Voted

The shares represented by a validly completed proxy card will be voted at the meeting in accordance with the instructions given on the proxy card. If you complete your proxy card properly, but do not provide instructions on your proxy card as to how to vote your shares, your shares will be voted “For” the election of all directors nominated by our board of directors (Proposal 1) (and, if unforeseen circumstances make it necessary for our board of directors to substitute another person for any of the nominees, your shares will be voted for that other person), “For” the amendment to the Radian Group Inc. 2008 Equity Compensation Plan (Proposal 2), “For” the approval of the amendment to the Radian Group Inc. Amended and Restated Certificate of Incorporation (Proposal 3), “For” the approval of the Radian Group Inc. Tax Benefit Preservation Plan, as amended (Proposal 4), “For” the ratification of the appointment of PricewaterhouseCoopers LLP as Radian’s independent registered public accounting firm for 2010 (Proposal 5), and in accordance with the judgment of the individuals named as proxies on the proxy card as to any other matter properly brought before the annual meeting. We currently know of no other matter to be presented at the annual meeting.

Where to Find Voting Results

We will announce the voting results at the conclusion of the annual meeting, if practicable, and we will publish the voting results in a Current Report on Form 8-K within four business days after the conclusion of the annual meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

Radian’s Certificate of Incorporation and By-Laws provide for the annual election of directors. These organizational documents also provide that the number of directors, which shall not be less than nine or more than fourteen, be determined by our board of directors. Our board currently has set the number of directors at ten. Each director serves a one year term and until his or her successor has been duly elected and qualified, or his or her earlier removal or resignation.

Our board of directors currently consists of Herbert Wender, David C. Carney, Howard B. Culang, Stephen T. Hopkins, Sanford A. Ibrahim, James W. Jennings, Ronald W. Moore, Jan Nicholson, Robert W. Richards, and Anthony W. Schweiger. Upon the recommendation of the Governance Committee of our board of directors, the board has nominated each of these individuals for reelection. The nominees have consented to be named in this proxy statement and to serve if elected. If any nominee is not available for election, proxies may be voted for another person nominated by the board, or the size of the board may be reduced.

Biographical Information

Biographical information for each of the director nominees is provided below along with a discussion of each nominee’s specific experience, qualifications, attributes or skills that have led the board to conclude that he or she should be nominated for reelection:

Herbert Wender

Mr. Wender, 72, has served as non-executive Chairman of our board of directors since May 2005. He previously served in this role from August 1992 to May 1999 and as Lead Director from May 1999 until his current appointment. Mr. Wender served as Chairman of the Board and Chief Executive Officer of Radian Guaranty Inc., our principal mortgage insurance subsidiary (“Radian Guaranty”), from June 1983 until July 1992. Between 1998 and 2001, Mr. Wender also served as a director and Vice Chairman of LandAmerica Financial Group, Inc., a title insurance company. Before that, he was Chairman of the Board and Chief Executive Officer of LandAmerica Financial Group’s predecessor, Commonwealth Land Title Insurance Company. He has been a director of Radian since July 1992.

Mr. Wender’s extensive experience with leadership on our board of directors, his intimate familiarity with Radian, his prior management experience as Chief Executive Officer of our mortgage insurance subsidiary and his industry experience give him the expertise, skills, and judgment to serve as a director and non-executive Chairman. Under Mr. Wender’s guidance, our board of directors has helped us navigate the recent turbulent economic environment with a thoughtful, measured approach that we believe has positioned Radian well for the future.

David C. Carney

Mr. Carney, 72, has served as President of Carney Consulting since March 1995. He served as Executive Vice President of Jefferson Health Systems, the parent company of a regional network of health care providers, from October 1996 until May 1999. Before that, he served as Chief Financial Officer of CoreStates Financial Corp, a banking and financial services holding company. Mr. Carney is a Certified Public Accountant and served as Philadelphia Area Managing Partner for Ernst & Young LLP from 1980 through 1991. Mr. Carney served as a director of ImageMax, Inc., a provider of outsourced document management solutions, from 1997 until 2003 and served as Chairman of the Board of ImageMax, Inc. from 1999 through 2003. Mr. Carney currently serves as a director of AAA Mid-Atlantic, Inc., AAA Mid-Atlantic Insurance Companies and Auto Club Partners and is Chairman of the board of managers of Ventana Canyon Alliance, L.L.C. He has been a director of Radian since November 1992.

Mr. Carney’s service as a director of Radian for over 17 years gives him significant knowledge of Radian, its history and its businesses. Mr. Carney’s experience as a CPA, as managing partner of the Philadelphia office of one of the “big four” nationally recognized accounting firms, and as a Chief Financial Officer of a large, publicly-traded financial institution give him particular financial expertise and management experience relevant to his qualifications as a director and as the Chairman of the Audit and Risk Committee of our board of directors. In addition, Mr. Carney’s consulting experience and service on other boards of directors give him a broad perspective and insight on effectively running and advising a business.

Howard B. Culang

Mr. Culang, 63, has served as President of Laurel Corporation, a financial services firm, since January 1996. He has been Managing Member of JH Capital Management, a management company for a private equity fund, since July 1998. Mr. Culang has served in the past as Vice Chairman of Residential Services Corporation of America, the holding company for Prudential Home Mortgage, Lender’s Service, Inc. and Prudential Real Estate Affiliates, and as a Managing Director and member of the Executive Committee of the Prudential Home Mortgage Company. Mr. Culang also held a number of senior management positions with Citibank, N.A., including being designated as Senior Credit Officer. He has been a director of Radian since June 1999.

Mr. Culang’s service as a director of Radian for over 10 years gives him significant knowledge of Radian, its history and its businesses. In addition, his significant management experience in the mortgage and financial services industries gives him valuable expertise and a broad understanding of the mortgage business. These experiences are particularly relevant in Mr. Culang’s role as Chairman of the Credit Committee of our board of directors.

Stephen T. Hopkins

Mr. Hopkins, 59, is President of Hopkins and Company LLC, a management consulting business he formed in February 1999. From 1976 to January 1999, he held a number of managerial positions with Federal Home Loan Mortgage Corporation, a government sponsored enterprise that purchases and securitizes qualified mortgage loans, serving as Senior Vice President and National Sales Director from April 1994 through August 1998. He has been a director of Radian since June 1999.

Mr. Hopkins’ service as a director of Radian for over 10 years gives him significant knowledge of Radian, its history and its businesses. Additionally, Mr. Hopkins’ experience of over 20 years with the Federal Home Loan Mortgage Corporation gives him specialized insight into the home mortgage industry and the role of government sponsored enterprises within the industry. Because Radian deals routinely with such government sponsored enterprises, Mr. Hopkins’ experience is especially valuable in this regard.

Sanford A. Ibrahim

Mr. Ibrahim, 58, has served as Radian’s Chief Executive Officer since May 2005. Before joining Radian, from 1999 until April 2005, Mr. Ibrahim was President and Chief Executive Officer of GreenPoint Mortgage Funding, Inc., a residential mortgage lender. In 1999, Mr. Ibrahim served as Chief Operating Officer of the combined mortgage businesses of GreenPoint Financial Corp., the former parent company of GreenPoint Mortgage Funding Inc., and from 1997 through 1998, served as an Executive Vice President of GreenPoint Financial Corp. He currently serves on the Board of MERSCORP, Inc., a company owned by several mortgage industry participants that is dedicated to implementing an industry wide electronic registry for trading and delivering mortgages in the United States. Mr. Ibrahim has been a member of the Residential Board of Governors of the Mortgage Bankers Association of America and is a member of the board of directors of the California Mortgage Bankers Association and the Institute for International Education. He has been a director of Radian since joining us in May 2005.

Mr. Ibrahim was appointed to be our CEO because of his strong leadership skills and his exceptional expertise, background and industry reputation. As discussed above, Mr. Ibrahim has industry-specific management experience and expertise and has had extensive involvement in applicable professional associations. In addition, in his role as both a board member and CEO, Mr. Ibrahim serves as an important liaison between the board and management, a role that is extremely valuable in helping the board perform its oversight function.

James W. Jennings

Mr. Jennings, 73, was a partner in the Philadelphia office of the law firm of Morgan, Lewis & Bockius LLP from 1970 until his retirement in November 2002. He currently serves as a member of the Independent Review Committee of a family of mutual funds managed by SEI Investments Canada Company, a subsidiary of SEI Investments Company. He has been a director of Radian since January 1993.

Mr. Jennings’ service as a director of Radian for over 17 years gives him significant knowledge of Radian, its history and its businesses. Mr. Jennings’ decades-long practice as a corporate and securities lawyer and his ongoing role as a member of the Independent Review Committee of a family of mutual funds gives him particular insight into many of the issues facing publicly traded companies and their boards of directors and also provides a valuable perspective on corporate governance and financial issues.

Ronald W. Moore

Mr. Moore, 64, has been an Adjunct Professor of Business Administration at Harvard University, Graduate School of Business Administration, since 1990. Mr. Moore has been a director of Radian since November 1992.

Mr. Moore’s service as a director of Radian for over 17 years gives him significant knowledge of Radian, its history and its businesses. Mr. Moore’s background in business administration gives him an academic’s perspective on our business, and provides the board with access to different and current views on the issues facing the Company and its businesses. Mr. Moore also has experience in investment banking that is particularly relevant in his role as Chairman of the Finance and Investment Committee of our board of directors.

Jan Nicholson

Ms. Nicholson, 65, has been President of The Grable Foundation, a private, charitable foundation that is dedicated to helping children and youth through improving their educational opportunities, since 1990. From 1998 to 2000, she was Managing Director of MBIA Insurance Corporation, a financial guaranty insurer, where she oversaw Portfolio Management and Strategic Risk Assessment functions. From 1994 to 1998, Ms. Nicholson was Managing Director in charge of Research and Development for Capital Markets Assurance Corporation, a financial guaranty insurer. Ms. Nicholson has been a director of Ball Corporation, a supplier of metal and plastic packaging products and of aerospace and other technologies, since 1994. She has been a director of Radian since September 2003.

Ms. Nicholson’s nine years of career experience in the bond insurance industry, five years of career banking experience focused on derivatives and securitization and four years of experience focused on workouts of large commercial real estate loans provide a breadth of knowledge regarding the financial sector. Her specific experience in debt portfolio management and risk assessment are particularly important in supporting the board’s risk oversight responsibilities.

Robert W. Richards

Mr. Richards, 67, was Chairman of the Board of Source One Mortgage Services Corporation, a mortgage banking company, from 1989 until his retirement in 1996. He held a number of managerial positions with Source One from 1971 through 1996, serving as President from 1987 to 1989. He has been a director of Radian since November 1992.

Mr. Richards’ service as a director of Radian for over 17 years gives him significant knowledge of Radian, its history and its businesses. Further, his mortgage banking management experience provides the board with additional industry-specific knowledge and insight. His extensive board leadership experience helps provide additional insight into a board’s oversight role and function.

Anthony W. Schweiger

Mr. Schweiger, 68, is Chairman and Managing Principal of e-brilliance, LLC, a technology consulting firm. He also is President and Chief Executive Officer of the Tomorrow Group, LLC, a governance and management consulting firm. Prior to forming e-brilliance, LLC and the Tomorrow Group, LLC, he served at different times as the President and Chief Executive Officer, and the Executive Vice President/Chief Operating Officer, of Meridian Mortgage Corporation, and he holds the Certified Mortgage Banker designation. From 2001 through 2008, Mr. Schweiger was also a director and Chairman of the Audit and Compensation Committees of Paragon Technologies, Inc., a manufacturer of material handling systems. He has been a director of Radian since November 1992.

Mr. Schweiger’s service as a director of Radian for over 17 years gives him significant knowledge of Radian, its history and its businesses. Mr. Schweiger’s extensive management experience within the mortgage industry further enhances his qualifications to serve as a director. His work with e-brilliance, LLC allows him to provide a broad perspective on techniques for effectively running a business, while his role in leading a governance and consulting firm allows him to provide current and thoughtful perspectives regarding governance, a skill that is of significant value in his role as Chairman of the Governance Committee of our board of directors.

Additional Information Regarding Directors

For additional information regarding our board of directors, its standing committees, and our standards for corporate governance and director independence, refer to the sections entitled “Corporate Governance and Board Matters” and “Compensation of Executive Officers and Directors – Director Compensation” below.

Recommendation

RADIAN’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES. SIGNED PROXIES WILL BE VOTED “FOR” EACH OF THE DIRECTOR NOMINEES UNLESS A STOCKHOLDER GIVES OTHER INSTRUCTIONS ON THE PROXY CARD.

PROPOSAL 2

APPROVAL OF AMENDMENT TO

THE RADIAN GROUP INC. 2008 EQUITY COMPENSATION PLAN

We are asking our stockholders to approve an amendment to the Radian Group Inc. 2008 Equity Compensation Plan (the “2008 Equity Plan”) to increase the number of shares available for issuance under the 2008 Equity Plan by 800,000 additional shares. As of the record date, 826,809 shares remained available for grant under the 2008 Equity Plan.

The purpose of the 2008 Equity Plan is to attract, motivate and retain highly qualified officers, directors, employees and other key individuals. We believe that providing these individuals with an opportunity to acquire a direct proprietary interest in the future success of Radian will incentivize these individuals to improve our business and results of operations and more closely align the interests of plan participants with those of our stockholders. Accordingly, we believe the amendment to the 2008 Equity Plan is critical to our overall compensation strategy and necessary to further our compensation philosophy and objectives as discussed below under “Compensation of Executive Officers and Directors – Compensation Discussion and Analysis – Compensation Principles and Objectives.” None of the other provisions of the 2008 Equity Plan would change as a result of the amendment.

The 2008 Equity Plan was originally approved by our stockholders at our 2008 annual meeting of stockholders. In connection with this approval in May 2008, we agreed not to grant any additional awards under our previous equity plan, the 1995 Equity Compensation Plan (the “1995 Equity Plan”). In May 2009, our stockholders approved an increase in the authorized shares under the 2008 Equity Plan, among other changes, at our 2009 annual meeting of stockholders. On February 10, 2010, our board of directors approved the 2008 Equity Plan, as amended through that date, and adopted the amendment, which is the subject of this Proposal 2.

The full text of the 2008 Equity Plan, as amended and restated and as adopted by our board on February 10, 2010, subject to the approval of our stockholders at the 2010 annual meeting of stockholders, is included as Appendix A to this proxy statement. The description below of the 2008 Equity Plan, as amended and restated, is qualified by reference to the full text of the 2008 Equity Plan attached as Appendix A. If the amendment is not approved by our stockholders, the 2008 Equity Plan will continue as currently in effect.

Awards Under Our Equity Compensation Plan

As of the record date, an aggregate of 2,467,000 shares of common stock are reserved for issuance under the 2008 Equity Plan, of which 1,399,230 shares (1,640,191 shares after taking into account the reserve adjustment under the plan for previously issued shares) have been issued. Each grant of restricted stock, restricted stock units, phantom stock and performance share awards under the 2008 Equity Plan (other than those settled in cash) reduces the reserve shares available for grant under the plan by 1.14 shares for every share subject to such grant (1-1/3 shares for grants made prior to May 13, 2009). Awards under the 2008 Equity Plan that provide for settlement solely in cash (and not shares of common stock) do not count against the share reserve. As of the record date, 826,809 shares of our common stock remain available for grant.

The amendment would increase the number of shares available for grant under the 2008 Equity Plan by 800,000 additional shares to an aggregate of 1,626,809 shares (1,867,770 shares without taking into account the reserve adjustment for previously issued shares) of our common stock.

In connection with the stockholder approval of the 2008 Equity Plan in May 2009, the Compensation and Human Resources Committee of our board of directors committed to administer the grant of awards under the 2008 Equity Plan such that the average annual burn rate for grants made during fiscal years 2009, 2010 and 2011 will not exceed 2.18% of the number of shares of common stock that we anticipate will be outstanding over such three-year period. The annual burn rate is calculated by dividing (i) the number of shares granted under the plan in each fiscal year by (ii) the fiscal year-end weighted average of common shares outstanding. For purposes of calculating the number of shares granted in a year with respect to the burn rate, restricted stock, restricted stock units, phantom stock and performance shares count as 1.5 shares for every one share actually issued in connection with such award. Cash-settled awards will not be taken into account for purposes of calculating the annual burn rate.

As of the record date, our directors and employees held (i) stock options to purchase a total of 3,176,674 shares of our common stock, of which 2,324,189 options are vested, with a weighted average per share exercise price of $29.95 and weighted average remaining term of 3.8 years, (ii) 683,357 shares of restricted stock, (iii) 417,330 shares of common stock issuable upon the conversion of unvested phantom stock, excluding dividend equivalents, and (iv) 6,500 restricted stock units to be settled in shares of common stock upon vesting. On the record date, the closing per share price of our common stock on the NYSE was $13.96.

Plan Benefits

Participation and the types of awards under the 2008 Equity Plan are subject to the discretion of the Compensation and Human Resources Committee of our board of directors, and as a result, the benefits or amounts that will be received by any participant or groups of participants under the 2008 Equity Plan, including from any additional shares authorized under the 2008 Equity Plan, are not currently determinable. On the record date, there were eight executive officers, nine non-employee directors and approximately 800 employees who were eligible to participate in the 2008 Equity Plan.

During 2009, we granted the following awards under the 2008 Equity Plan:

Named of Individual or Group	Restricted Stock Shares (#)	Value of Restricted Stock ($) (1)	Stock Appreciation Rights (SARs) (#) (2)	Average Per Share Exercise Price of SARs ($)	Restricted Stock Units (#) (3)	Value of Restricted Stock Units ($) (1)
Sanford A. Ibrahim	231,000	634,590	269,000	2.68	0	*
C. Robert Quint	26,000	69,680	77,500	2.68	0	*
Teresa A. Bryce	45,000	120,600	134,500	2.68	0	*
Lawrence C. DelGatto	11,500	30,820	33,500	2.68	0	*
H. Scott Theobald	13,500	36,180	40,500	2.68	0	*
All current executive officers, as a group	338,500	922,690	590,000	2.68	0	*
All directors who are not executive officers, as a group	0	*	0	*	423,503	1,135,000
All employees who are not executive officers, as a group	37,000	99,160	1,033,500	2.68	0	*

*	Not applicable.

(1)	Represents the grant date fair value of the award computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718). Grant date fair value for restricted stock and restricted stock units is calculated by using the last price of our common stock on the NYSE as of the date of grant ($2.68 on May 13, 2009 and $2.79 on May 16, 2009).

(2)	Stock appreciation rights granted in 2009 are to be settled solely in cash.

(3)	Restricted stock units granted in 2009 are to be settled solely in cash.

Description of the Plan

Shares Subject to the Plan.    The 2008 Equity Plan, as previously amended, authorizes the issuance of up to 2,467,000 shares of our common stock, and with the amendment subject to this proposal, would authorize the issuance of 3,267,000 shares of our common stock, of which 1,399,230 shares (1,640,191 shares after taking into account the reserve adjustment under the plan) have been issued as of the record date. Any shares subject to options or stock appreciation rights (referred to as “SARs”) granted under the 2008 Equity Plan that terminate, expire or are cancelled without being exercised, and any shares of restricted stock, phantom stock, restricted stock units or performance share awards, that are forfeited or otherwise terminate or are cancelled without being vested or settled in full, will become available for reissuance under the 2008 Equity Plan. Other shares, such as those tendered in payment of an option exercise price or withheld for taxes under the 2008 Equity Plan, or subject to awards that expire or are forfeited under our 1995 Equity Plan, will not be added to the number of shares reserved under the 2008 Equity Plan.

Each option or SAR granted under the 2008 Equity Plan, other than cash-settled awards, will reduce the reserve available for grant under the 2008 Equity Plan by one share for every share subject to such grant. Each grant of restricted stock, restricted stock units, phantom stock or performance share awards under the 2008 Equity Plan, other than cash-settled awards, will reduce the reserve available for grant under the 2008 Equity Plan by 1.14 shares for every share subject to such grant (1-1/3 shares for grants made prior to May 13, 2009). Any shares subject to awards that are settled in cash rather than common stock will become available for reissuance under the 2008 Equity Plan, and awards providing for settlement solely in cash will not reduce the shares available for grant under the 2008 Equity Plan.

Administration of the Plan.    The 2008 Equity Plan is administered by a committee of our board of directors, with grant decisions made by at least two non-employee directors, each of whom is an “outside director” as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), a “non-employee director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and otherwise an independent director under the rules and regulations of the NYSE. The Compensation and Human Resources Committee of our board of directors has been appointed by the board to administer the 2008 Equity Plan. Subject to the plan, the committee has the sole authority to determine:

•	who will receive grants under the plan;

•	the type, size and terms of each grant;

•	when the awards will be granted and the duration of any exercise or restriction period;

•	any restrictions on resale applicable to the shares to be issued or transferred pursuant to a grant; and

•	any other matters arising under the plan.

Grants.    Awards under the 2008 Equity Plan may consist of incentive stock options within the meaning of Section 422 of the Code (referred to as “ISOs”), non-qualified stock options (referred to as “NQSOs”), restricted stock grants, restricted stock units, stand-alone and tandem SARs, phantom stock and performance share awards.

Eligibility for Participation.    Officers and other employees of Radian (or its affiliates) are eligible to participate in the 2008 Equity Plan. Non-employee directors and consultants and advisors are eligible to participate in the 2008 Equity Plan, but are not permitted to receive grants of ISOs or performance shares. Under the 2008 Equity Plan, no grantee may receive grants for more than 500,000 shares of our common stock for any calendar year, subject to certain adjustments as set forth in the 2008 Equity Plan.

No Repricing.    Under the 2008 Equity Plan, repricing of stock options and SARs (including a reduction in the exercise price of stock options or replacement of an award with cash or another award type) without stockholder approval is prohibited, except in connection with a corporate transaction such as a merger, spin-off or reorganization.

Stock Options; Exercise Price, Term, Vesting and Method of Exercise.    The 2008 Equity Plan provides that the exercise price of our common stock subject to an ISO or NQSO may not be less than its fair market value on the date the option is granted. If the grantee of an ISO owns more than 10% of the total combined voting power of all classes of our stock, the exercise price of the ISO may not be less than 110% of the fair market value of a share of our common stock on the date the option is granted. All of the outstanding options under our 1995 Equity Plan and our 2008 Equity Plan are NQSOs.

The Compensation and Human Resources Committee determines the term for each option, up to a 10-year maximum (except the term of an ISO may not exceed five years if the grantee owns more than 10% of the total combined voting power of all classes of our stock). Unless otherwise specified in the applicable grant, each option vests ratably over four years, beginning one year after the date of grant. As long as the grantee is still employed by or serving as a director of Radian, if not sooner vested by its terms, each option fully vests upon the earliest of:

•	the grantee’s retirement, as defined under the 2008 Equity Plan (see “Certain Other Definitions” below);

•	five years from the date of the grant; or

•	the grantee’s death or disability (see “Certain Other Definitions” below).

In addition, options granted before May 13, 2009 fully vest upon a change of control of Radian if the grantee is still employed by or serving as a director of Radian at such time. The treatment of options granted on or after May 13, 2009 upon a change of control will be determined by the Compensation and Human Resources Committee and specified in the grant letter. For additional information, see “Adjustment Provisions; Change of Control of Radian” below.

Payment of the option price upon the exercise of an option may be made in cash or, subject to any conditions imposed by the Compensation and Human Resources Committee, either by tendering shares of common stock or through a broker-assisted “cashless” exercise program.

In the event that a grantee’s service relationship with us terminates, the reason for termination will dictate the length of the post-termination exercise period available. In the case of a voluntary termination, the grantee will generally have 90 days to exercise the option. In the event of involuntary termination by us without cause, as defined under the 2008 Equity Plan (see “Certain Other Definitions” below), the grantee will generally have one year to exercise the option. Upon a grantee’s retirement, death or disability, the grantee (or his or her legal representative) will be entitled to exercise the option for its full remaining term. In the event of termination for cause, any options held by such grantee will immediately terminate. The Compensation and Human Resources Committee may vary or extend the post-termination exercise periods noted above, subject to the remaining term of the option.

Restricted Stock and Restricted Stock Units.    The Compensation and Human Resources Committee may issue shares of our common stock in the form of a restricted stock grant, or grant the right to receive shares of our common stock (or cash equal to the fair market value of the shares) under a grant of restricted stock units, under the 2008 Equity Plan. The shares underlying a grant are issued in consideration for cash or services rendered having a value, as determined by our board of directors, at least equal to the par value of our common stock. If a grantee’s service relationship with us terminates while the shares or units are subject to restrictions, the restricted stock grant or restricted stock units grant will terminate with respect to all shares that are subject to restrictions, and such shares or units will be immediately forfeited unless the Compensation and Human Resources Committee determines otherwise. While shares or units are subject to restrictions, a grantee may not sell, assign, transfer, pledge or otherwise dispose of them, except to a successor grantee in the event of the grantee’s death. Holders of restricted stock will have the right to receive any cash dividends paid during the restriction period; holders of restricted stock units are not entitled to receive dividends. All restrictions imposed under a restricted stock grant or restricted stock unit grant lapse after the applicable restriction period. The restriction period for any restricted stock grant or restricted stock unit grant, the vesting of which is based upon a continuing service relationship with us, shall be a minimum of three years from the grant date, and the restriction period for any restricted stock grant or restricted stock unit grant that is based upon performance criteria shall be based upon performance over a minimum period of one year. However, the restriction period shall automatically terminate upon the grantee’s retirement, death or disability. In addition, for grants made before May 13, 2009, the restriction period terminates upon the occurrence of a change of control of Radian if the grantee is still employed by Radian. The treatment for grants on or after May 13, 2009 upon a change of control will be determined by the Compensation and Human Resources Committee and specified in the grant letter. For additional information, see “Adjustment Provisions; Change of Control of Radian” below.

Phantom Stock.    The Compensation and Human Resources Committee may grant phantom stock awards under the 2008 Equity Plan, which entitle the grantee to receive shares of our common stock on a date (referred to in the plan as the “conversion date”) established by the committee. The Compensation and Human Resources Committee also may establish such restrictions on the vesting of phantom stock as it deems appropriate. Unless otherwise provided in the applicable grant, if a grantee’s service relationship with us terminates during any period in which vesting restrictions apply, the phantom stock grant terminates as to all shares covered by the grant as to which vesting restrictions have not lapsed and such shares will be forfeited. The vesting provisions for phantom stock under the 2008 Equity Plan are comparable to those for restricted stock and restricted stock units as discussed above, except that the Compensation and Human Resources Committee may issue phantom stock awards for an aggregate of up to 5% of the shares reserved under the 2008 Equity Plan with no vesting period. We credit dividend equivalents to holders of phantom stock when dividends are paid on our common stock. All phantom stock is paid in whole shares of our common stock, with fractional shares paid in cash.

Stock Appreciation Rights.    The Compensation and Human Resources Committee may grant either stand-alone SARs or may grant SARs in tandem with a stock option for all or a portion of the applicable option, either when the option is granted or, in the case of an NQSO, at any time thereafter while the option remains outstanding. Upon the exercise of an option, any tandem SARs relating to our common stock covered by such option terminate. Upon the exercise of any tandem SARs, the related option terminates to the extent of an equal number of shares of our common stock.

Upon a grantee’s exercise of some or all of his or her SARs, the grantee receives in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised, payable in cash, shares of our common stock or a combination thereof, as the committee may require. The stock appreciation for a SAR is the difference between the exercise price as described below and the fair market value of the underlying common stock on the date of exercise of the SAR. The exercise price of a stand-alone SAR will be the fair market value of a share of our common stock on the grant date of the SAR. The exercise price of a tandem SAR is either:

•	the exercise price of the related stock option; or

•

the fair market value of a share of our common stock on the date of grant of the SAR, if the SAR is granted after the stock option and an exercise price equal to the option price would result in the disallowance of our expense deduction upon exercise of the SAR under Section 162(m) of the Code.

Any stand-alone SAR will have a maximum term of ten years, and will be subject to vesting, acceleration and post-termination exercise periods comparable to those provided for NQSOs as discussed above. Any tandem SAR shall be exercisable only for as long as the related stock option is also exercisable.

Performance Share Awards.    The 2008 Equity Plan also provides for the granting of performance share awards to key employees under our Performance Plan adopted in 2005 or any successor plan thereto. There are no awards currently outstanding under the 2005 Performance Plan, which expired on December 31, 2009. A performance share award may entitle the grantee to receive shares of common stock, contingent upon the satisfaction of certain performance goals established by the Compensation and Human Resources Committee.

Amendment and Termination of the Plan.    Our board of directors may amend or terminate the plan at any time. However, our stockholders and the Compensation and Human Resources Committee must approve any amendment to the extent required by applicable law, the SEC or NYSE regulations.

The 2008 Equity Plan will terminate on December 31, 2018 unless terminated earlier by our board of directors or further extended by the board with the approval of our stockholders.

Amendment and Termination of Outstanding Grants.    A termination or amendment of the 2008 Equity Plan that occurs after a grant is made will not terminate or amend the grant unless the grantee consents or unless the Compensation and Human Resources Committee revokes or modifies a grant that is contrary to applicable law. The grantee’s consent is not required for an amendment that merely accelerates the vesting or extends the post-termination exercise period of a grant.

Transferability of Awards.    Awards granted under the 2008 Equity Plan are generally not transferable, and all rights with respect to an award granted to a participant generally will be available only to the participant during a participant’s lifetime. Additionally, the Compensation and Human Resources Committee may not determine and implement any program that would permit participants the opportunity to transfer for value any outstanding awards without stockholder approval.

Adjustment Provisions; Change of Control of Radian.    The number or kind of shares of our common stock available for grants or subject to outstanding grants may change as a result of changes made to our common stock by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, exchange of shares or any other change in capital structure made without receipt of consideration.

If any such event occurs, the number of shares of our common stock available for grant, the number of such shares covered by outstanding grants and the price per share or the applicable market value of such grants will be proportionately adjusted by the Compensation and Human Resources Committee to reflect any increase or decrease in the number or kind of shares of our common stock.

For awards granted prior to May 13, 2009, if a change of control of Radian occurs: (1) all options and SARs outstanding under the 2008 Equity Plan will become immediately vested and exercisable, and (2) all restrictions on outstanding restricted stock, restricted stock units and phantom stock grants will immediately lapse.

The treatment of awards granted on or after May 13, 2009 upon a change of control will be determined by the Compensation and Human Resources Committee and specified in the grant letter. For awards that were granted to employees on or after May 13, 2009, the grant letters contain a “double-trigger,” providing that options and SARs outstanding will become immediately vested and exercisable and all restrictions on outstanding restricted stock will immediately lapse if (1) there is a change of control of Radian and (2) the grantee’s employment with us is terminated by us without cause or by the grantee for good reason during the period beginning on the date that is 90 days before the change of control and ending on the date that is one year following the change of control. For awards of restricted stock units that were granted to directors on or after May 13, 2009, the grant letters provide that the restricted stock units will automatically vest in full upon the directors’ separation from service if during the period commencing upon a change of control and within 90 days following the first meeting of stockholders of Radian, or the surviving company, following a change of control, the director is not (i) appointed or nominated for reelection to the board of directors of Radian, or the surviving entity, or (ii) reelected after nomination to the board of directors of Radian, or the surviving entity.

A change of control of Radian occurs when, unless otherwise specified in a grant letter:

•

a person or group (other than an employee, Radian, any Radian or affiliate employee benefit plan or any federal or state governments, including any political subdivisions, departments, agencies or instrumentalities) acquires 40% or more of our shares then outstanding and entitled to vote for directors generally, or acquires substantially all of our assets; or

•

during any 24-month period, individuals who at the beginning of such period constituted our board of directors cease for any reason to constitute a majority thereof, unless the election, or the nomination for election by our stockholders, of at least 75% of the directors who were not directors at the beginning of such period was approved by a vote of at least 75% of the directors in office at the time of such election or nomination who were directors at the beginning of such period.

Certain Other Definitions.    For purposes of the 2008 Equity Plan:

•

A grantee’s “retirement” is defined as separation from service after attaining either age 65 with 5 years of credited service, age 55 with 10 years of credited service or age 55 with 5 years of credited service if so provided in the applicable employment agreement with the grantee dated on or prior to February 10, 2010.

•	A grantee’s “disability” is defined by reference to our long-term disability program, unless otherwise determined by the Compensation and Human Resources Committee.

•

“Cause” for termination is generally defined as the grantee’s (1) indictment for, conviction of, or pleading nolo contendere to, a felony or a crime involving fraud, misrepresentation or moral turpitude (excluding minor traffic offenses); (2) fraud, dishonesty, theft or misappropriation of funds in connection with the grantee’s duties; (3) material violation of our Code of Conduct and Ethics or employment policies; or (4) gross negligence or willful misconduct in the performance of the grantee’s duties, in each case as determined in the sole discretion of the Compensation and Human Resources Committee.

Non-U.S. Grants.    The Compensation and Human Resources Committee may modify the terms and conditions of grants made to persons outside the United States, establish subplans for such persons with modified procedures, or otherwise take action to conform with the provisions of local laws and regulations or local practices and policies in foreign countries.

Federal Income Tax Consequences

The following summarizes the U.S. federal income tax consequences to grantees and to us of grants made under the 2008 Equity Plan. Grantees are urged to consult with their personal tax advisors concerning the application of the principles discussed below to their own situations and the application of state and local tax laws. This discussion is intended for the information of the stockholders considering how to vote at the annual meeting and not as tax guidance to individuals who will participate in the 2008 Equity Plan.

Non-Qualified Stock Options.    There are no federal income tax consequences to grantees or to us upon the grant of an NQSO. Upon the exercise of NQSOs, grantees will recognize ordinary income in an amount equal to the excess of the fair market value of the shares when exercised over the exercise price of the NQSO. We generally will be entitled to a corresponding income tax deduction. Grantees who are employees will be subject to income tax and FICA withholding. Upon the sale of shares acquired upon exercise of a NQSO, a grantee will have a long-term or short-term capital gain or loss, depending on the length of time the grantee holds the shares prior to sale, in an amount equal to the difference between the amount realized upon the sale and the exercise price, plus the amount of ordinary income recognized by the grantee when the NQSO was exercised.

Incentive Stock Options.    Grantees will not be subject to income taxation upon the grant or exercise of ISOs, and we will not be entitled to an income tax deduction by reason of such grant or exercise. However, the amount by which the fair market value of the shares when exercised exceeds the option price is an item of tax preference subject to the alternative minimum tax applicable to the person exercising the ISO. If the grantee disposes of shares acquired upon exercise of an ISO more than one year after the exercise and two years after the grant of the ISO, the grantee will recognize long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the option price, and we will not be entitled to any tax deduction. For this purpose, a disposition of ISO shares includes not only a sale or exchange, but also a gift or other transfer (with certain exceptions such as transfers upon death).

If such a “disqualifying” disposition occurs within one year from the date of exercise of the ISO or within two years from the date of grant, the grantee generally will recognize ordinary compensation income (not capital gain) equal to the lesser of the excess of the fair market value of the shares on the date of exercise over the option price, or the excess of the amount realized on the sale of the shares over the option price.

Any amount realized on a sale within one year from the date of exercise of the ISO or within two years from the date of grant in excess of the amount treated as ordinary compensation income (or any loss realized) will be a long-term or a short-term capital gain (or loss), depending upon the length of time the shares were held. We generally will be entitled to a tax deduction on such sale corresponding to the ordinary compensation income recognized by the grantee.

Restricted Stock.    A grantee normally will not recognize taxable income upon the grant of restricted stock, and we will not be entitled to a deduction, until such stock is transferable by the grantee or no longer subject to a substantial risk of forfeiture, whichever occurs earlier. However, a grantee will recognize ordinary compensation income on amounts paid as dividends on shares of restricted stock while the stock remains subject to restrictions. We generally will be entitled to a deduction in the same amount when such amount is included in the grantee’s income. When restricted stock is either transferable or is no longer subject to a substantial risk of forfeiture, the grantee will recognize ordinary compensation income in an amount equal to the difference between the fair market value of the common stock at that time and the amount paid by the grantee for the shares, if any, or the grantee’s other tax basis in the shares. If Radian complies with applicable reporting requirements, Radian will be entitled to a deduction in the same amount and generally at the same time as the grantee includes the recognized amount in ordinary income, subject to the limit on deductible compensation for covered employees under Section 162(m) of the Code. However, a participant, within 30 days of receiving restricted stock, may elect under Section 83(b) of the Code to recognize ordinary compensation income in the year the restricted stock grant is awarded in an amount equal to the difference between the fair market value of our common stock at that time, determined without regard to the restrictions, and the amount paid by the grantee for the shares, if any. In this event, we generally will be entitled to a deduction in the same year. Any gain or loss recognized by the grantee upon subsequent disposition of our common stock will be a long-term or short-term capital gain or loss, depending on the length of time the grantee holds the shares prior to sale. If, after making the election, any of our common stock subject to a restricted stock grant is forfeited, or if the market value declines during the restriction period, the grantee is not entitled to any tax deduction or tax refund.

Restricted Stock Units.    There are no immediate tax consequences of receiving an award of restricted stock units under the 2008 Equity Plan. A grantee who is awarded restricted stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. If Radian complies with applicable reporting requirements, Radian will be entitled to a deduction in the same amount and generally at the same time as the grantee includes the recognized amount in ordinary income, subject to the limit on deductible compensation for covered employees under Section 162(m) of the Code.

Phantom Stock.    Provided that the 2008 Equity Plan is operated in accordance with Section 409A of the Code, the grantee will not recognize income upon the grant of phantom stock or upon the adjustment for dividend equivalents. If the grantee is an employee, however, the grant of phantom stock will be taxable for purposes of FICA and FUTA when the grant and any dividend equivalents are no longer subject to a substantial risk of forfeiture, regardless of whether the grantee has received a distribution with respect to such shares of phantom stock at that time. Upon the conversion of the shares of phantom stock, the employee grantee will recognize ordinary compensation income equal to the fair market value of the shares of our common stock and any cash received. To the extent that the employee grantee has already paid FICA and FUTA taxes with respect to shares of phantom stock, no additional FICA and FUTA amounts will be owed as a result of the conversion of the phantom stock. We generally are entitled to a corresponding deduction, subject to the limit on deductible compensation for covered parties under Section 162(m) of the Code. If the grantee is not an employee then the grant of phantom stock will not be taxable upon either grant or the lapse of any substantial risk of forfeiture attached to the grant. For the non-employee grantee, the grant of phantom stock will be taxable for federal and state tax purposes (including both income tax and applicable self-employment tax) only upon conversion of the shares of phantom stock. Again, we will be entitled to a corresponding deduction, but Section 162(m) of the Code does not apply to amounts paid to non-employees.

Stock Appreciation Rights.    The grantee will not recognize any income upon the grant of a SAR. Upon the exercise of a SAR, the grantee will recognize ordinary compensation income in the amount of the cash and the fair market value of our shares of common stock received upon such exercise. We generally are entitled to a corresponding deduction.

Section 162(m).    Under the 2008 Equity Plan, grants of ISOs, NQSOs with an exercise price not less than fair market value on the date of grant, SARs and performance share awards are intended to meet the requirements of performance-based compensation within the meaning of Section 162(m) of the Code.

Section 280(G).    To the extent payments that are contingent on a change in control are determined to exceed certain Code limitations, they may be subject to a 20% nondeductible excise tax and our deduction with respect to the associated compensation expense may be disallowed in whole or in part.

Section 409A.    The Compensation and Human Resources Committee, in its sole discretion, may permit a grantee to defer receipt of the payment of cash or the delivery of shares that would otherwise be delivered under the 2008 Equity Plan. Certain awards under the 2008 Equity Plan, such as restricted stock units, phantom stock and SARs, may involve elements of deferred compensation, which is governed by Section 409A of the Code. The committee may establish such rules and procedures as it may deem advisable and in our best interests in the event that Section 409A of the Code is implicated by any transaction under the 2008 Equity Plan.

Equity Compensation Plan Information

The following table provides information about our current equity compensation plans and arrangements in the aggregate as of December 31, 2009, not including the shares that would be added to the 2008 Equity Plan under this Proposal 2:

Plan Category (1)	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights		(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by stockholders (2)	3,780,703	$25.72	(3)	2,750,776	(4)
Equity compensation plans not approved by stockholders	—	—		—
Total	3,780,703	$25.72	(3)	2,750,776	(4)

(1)	The table does not include information for equity compensation plans assumed by us in mergers, under which we do not grant additional awards, but under which awards were outstanding as of December 31, 2009. A total of 2,000 shares of our common stock were issuable upon exercise of options previously granted under these plans and outstanding as of December 31, 2009, with a weighted average exercise price of $31.82 per share.

(2)	These plans consist of our 1995 Equity Plan, 2008 Equity Plan and our 2008 Employee Stock Purchase Plan.

(3)	Represents 3,262,262 non-qualified stock options and 518,441 shares of phantom stock issued under our 1995 Equity Plan and our 2008 Equity Plan. The shares of phantom stock were granted at full value, and therefore, have a weighted average exercise price of $0. Excluding shares of phantom stock from this calculation, the weighted average exercise price would have been $29.81.

(4)	Includes 834,219 shares available for issuance under our 2008 Equity Plan (not including the shares that would be added to the 2008 Equity Plan under this Proposal 2) and 1,916,557 shares available for issuance under our 2008 Employee Stock Purchase Plan, in each case as of December 31, 2009. In January 2010, we issued 88,759 shares under our 2008 Employee Stock Purchase Plan. As a result, 1,827,798 shares currently remain available for issuance under this plan. When we obtained stockholder approval for our 2008 Equity Plan, we stated that we would not issue any additional shares under our 1995 Equity Plan.

Recommendation

RADIAN’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE 2008 EQUITY COMPENSATION PLAN. SIGNED PROXIES WILL BE VOTED “FOR” APPROVAL UNLESS A STOCKHOLDER GIVES OTHER INSTRUCTIONS ON THE PROXY CARD.

BACKGROUND INFORMATION FOR TAX BENEFIT PRESERVATION PROPOSALS

Background and Reasons for Proposals

At the 2010 annual meeting of stockholders, we are asking our stockholders to approve two critical components of our tax benefit preservation strategy – the proposed amendment to our Amended and Restated Certificate of Incorporation (the “Charter Amendment”) (Proposal 3) and our Tax Benefit Preservation Plan, as amended (the “Preservation Plan”) (Proposal 4).

As of December 31, 2009, we estimate that we had approximately $1.3 billion of net operating losses and other tax attributes for U.S. federal income tax purposes (the “NOLs”). We expect to have taxable income in the future, and until the NOLs expire, the NOLs can generally be used to reduce any future federal income tax. As a result, the NOLs are a very valuable asset to the Company and our board of directors believes that it is in the Company’s best interests to prevent the imposition of limitations on their use by adopting the proposed Charter Amendment and the Preservation Plan.

Under Section 382 (“Section 382”) of the Code, our ability to use the NOLs could be substantially impaired if we experience an “ownership change,” as determined under Section 382. In general, an “ownership change” will occur if our “five-percent shareholders” (as defined under Section 382 and subsequently referred to herein as “Section 382 five-percent shareholders”) collectively increase their ownership in Radian by more than 50 percentage points during a rolling three-year testing period. If an “ownership change” occurs, Section 382 imposes an annual limit on the amount of the NOLs that we can use to offset federal income taxes, which could result in a material amount of the NOLs expiring unused and, therefore, significantly impair the value of the NOLs. While the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an “ownership change” has occurred, we currently believe that an “ownership change” has not occurred.

After careful consideration, our board has unanimously determined that both the Charter Amendment and the Preservation Plan be adopted and approved. The Charter Amendment, which is designed to block transfers of our common stock that could result in an “ownership change,” is described below under Proposal 3, and its full terms can be found in Appendix B to this proxy statement. The Preservation Plan, which is designed to deter transfers of our common stock that could result in an “ownership change,” is described below under Proposal 4, and its full terms can be found in Appendix C to this proxy statement.

Neither proposal alone offers a complete solution for preventing an “ownership change”; therefore, the Charter Amendment and the Preservation Plan are designed to work together to help prevent an “ownership change” from occurring. As described below, under Delaware law, the transfer restrictions contained in the Charter Amendment are not enforceable against shares of common stock that vote against the proposal, and the Preservation Plan deters, but ultimately cannot prevent, transfers of our common stock that might result in an “ownership change” under Section 382.

The Charter Amendment and the Preservation Plan are both intended to protect our valuable tax assets and neither is intended as an anti-takeover device, although each may have some anti-takeover consequences. The Company was careful to incorporate stockholder-friendly features in the Charter Amendment and the Preservation Plan, including: (i) limiting the definition of ownership to the definition used for purposes of Section 382, as opposed to the broader definition of “beneficial ownership” used for securities laws purposes; (ii) providing “sunset provisions” that will terminate the Preservation Plan and the transfer restrictions in the Charter Amendment if Section 382 is repealed or if the potential loss from limitation of the NOLs is no longer material to the Company, which our board of directors has agreed to review annually; and (iii) requiring the approval of our stockholders of the Preservation Plan, as well as of the Charter Amendment as required under Delaware law.

Our board of directors urges our stockholders to carefully read each proposal, the items discussed below and the full terms of the Charter Amendment and the Preservation Plan. Our board unanimously adopted both measures, but the Charter Amendment requires stockholder adoption to become effective, and the Preservation Plan requires stockholder approval to remain effective, after our 2010 annual meeting.

Questions and Answers about Section 382 and our NOLs Generally

1.	What are the NOLs?

The NOLs are the Company’s net operating loss carryovers and other tax attributes that can generally be used to offset our future taxable income and therefore reduce our federal income tax liabilities. The Company’s ability to use the NOLs could be adversely affected if we experience an “ownership change” as defined under Section 382.

2.	How important are the NOLs?

We had approximately $1.3 billion of net operating losses as of December 31, 2009. We believe that the NOLs are a very valuable asset. Assuming a 35% federal income tax rate, and that we are able to use all of our NOLs to offset future federal income tax liabilities, we could save up to an aggregate of approximately $450 million in federal income taxes over the next 20 years. Because the NOLs can be carried forward over many years, we may need to continually manage our Section 382 risk for a significant period of time. Also, the amount and timing of our future taxable income, if any, cannot be accurately predicted; therefore, we cannot estimate the exact amount of NOLs that we can ultimately use to reduce our federal income tax liability.

3.	What is Section 382?

Upon an “ownership change,” Section 382 imposes limitations on a corporation’s use of its net operating loss carryovers and other favorable tax attributes that can be used to reduce its federal income tax liabilities.

4.	When does an “ownership change” occur under Section 382?

The determination of whether an “ownership change” has occurred under the rules of Section 382 is very complex and is beyond the scope of this summary discussion. Generally, however, an “ownership change” will have occurred if, over a three-year period, there has been an aggregate increase of 50 percentage points or more in the percentage of our shares owned by one or more “Section 382 five-percent shareholders.” A stockholder that acquires 5% of our outstanding common stock under Section 382 will be a “Section 382 five-percent shareholder” for purposes of calculating this aggregate increase. For example, if a single investor acquired 50.1% of our common stock in a three-year period, an “ownership change” would be deemed to occur. Similarly, if ten unrelated persons, none of whom initially owned our common stock, each acquired slightly over 5% of our common stock under Section 382 within a three-year period (so that those persons owned, in the aggregate, more than 50%), an “ownership change” also would be deemed to occur.

Some of the factors that must be considered in applying Section 382 include the following:

•

All holders who each own less than 5% of a company’s common stock are generally aggregated into one or more “public groups,” which are treated as “Section 382 five-percent shareholders.” Transactions in the public markets among stockholders who are not themselves “Section 382 five-percent shareholders” do not affect the ownership percentage of a public group, and, hence, generally do not contribute to a Section 382 “ownership change.”

•	Sales of our common stock by a “Section 382 five-percent shareholder” may, in turn, create a separate public group that is also treated as a “Section 382 five-percent shareholder.”

•

A public offering by us of our common stock may create a new, separate “public group” that is treated as a “Section 382 five-percent shareholder” and therefore would contribute to an “ownership change” for Section 382 purposes.

•

Our redemption or buyback of shares may increase the percentage ownership of current “Section 382 five-percent shareholders” who do not participate in the redemption or buyback because it would decrease the number of shares of our outstanding common stock. In addition, it is possible that a redemption or buyback of shares could cause a stockholder who owned less than 5% of our outstanding common stock immediately before the redemption or buyback to become a “Section 382 five-percent shareholder” resulting in a five percentage point (or more) change in ownership. Similarly, in certain limited circumstances, a forfeiture of restricted stock may decrease the number of shares of our outstanding stock for Section 382 purposes.

•	As described in Question and Answer 6, the determination of a particular stockholder’s ownership level may be affected by certain constructive ownership rules.

•

In the case of a stockholder who owns slightly less than five percent of our outstanding shares, an acquisition of a very small number of additional shares can cause the holder to become a “Section 382 five-percent shareholder” and result in a five-percentage point (or more) increase in our ownership under Section 382.

5.	If there is an “ownership change,” what is the potential risk to Radian?

If we experience an “ownership change,” as defined under Section 382, our annual use of the NOLs to offset future federal taxable income, and thereby reduce our federal income tax liabilities, could be substantially limited. An “ownership change” can have the effect of substantially deferring our ability to use the NOLs. Moreover, to the extent the amounts are deferred past the 20-year time limit that applies to net operating loss carryovers, we may have to write down a significant portion of these assets.

Upon an “ownership change,” Section 382’s limitations are based on the fair market value of our common stock immediately before the date of the ownership change, which we estimate using our market capitalization, multiplied by the applicable federal long-term rate. For example, the following table illustrates, based on various assumptions for our market capitalization at the time of an “ownership change”: (i) the annual limit on NOLs that could be used by us to offset taxable income; (ii) the aggregate limit on NOLs that could be used by us over 20 years; (iii) the potential disallowance over 20 years of our current NOLs based on the Section 382 limitations; and (iv) the potential negative cash impact to us (i.e., the amount of additional federal income tax we may have to pay due to the disallowance of NOLs) that would be caused by the Section 382 limitations.

Market Cap(1)	Annual Limitation(2)	Aggregate Limit (20 years)	Potential Disallowance(3)	Negative Cash Impact(4)
$500 million	$20.2 million	$403 million	$897 million	$314 million
$750 million	$30.2 million	$605 million	$695 million	$243 million
$1,000 million	$40.3 million	$806 million	$494 million	$173 million
$1,250 million	$50.4 million	$1,008 million	$292 million	$102 million

(1)	Radian’s market cap ranged from approximately $430 million to approximately $843 million between December 1, 2009 and March 1, 2010, based on the low and high closing per share price of our common stock on the NYSE of $5.19 and $10.17, respectively, during this period. Based on 82,936,042 shares of our common stock outstanding as of the record date.

(2)	Applying the interest factor of 4.03% applicable in March 2010.

(3)	Based on net operating losses of approximately $1.3 billion as of December 31, 2009.

(4)	Assuming a 35% federal income tax rate, the additional federal income taxes we may pay due to the disallowance of NOLs.

6.	How is ownership for Section 382 purposes different from ownership under SEC rules and regulations?

Ownership for Section 382 purposes is generally determined by an economic test, while the Securities and Exchange Commission (the “SEC”) definition of “beneficial ownership” focuses generally on the right to vote or control disposition of the shares. In general, this economic test looks to who has the right to receive dividends paid with respect to shares, and who has the right to receive proceeds from the sale or other disposition of shares. Section 382 also contains certain constructive ownership rules, which generally attribute ownership of stock held by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner of the shares, or to related individuals. Generally, a person’s direct or indirect economic ownership interest in shares (rather than record title, voting control or other factors) is taken into account for Section 382 purposes.

For example, different portfolios in a single mutual fund complex and groups of customers advised by the same investment advisor will normally not be aggregated for Section 382 purposes even though they may be aggregated for determining beneficial ownership under SEC rules and reporting requirements. We believe that none of our stockholders that currently own more than 5% of our outstanding common stock for SEC “beneficial ownership” purposes are “Section 382 five-percent shareholders” under Section 382.

7.	How does the Company monitor stockholder ownership to determine the aggregate increase of its “Section 382 five-percent shareholders” under Section 382?

For purposes of determining the existence and identity of, and the amount of common stock owned by, any stockholder, the Internal Revenue Service permits us to rely on the existence or absence of filings with the SEC of Schedules 13D, 13F and 13G (or similar filings) as of any date, subject to our actual knowledge of the ownership of our common stock.

Investors who file a Schedule 13G or Schedule 13D (or list our common stock in their Schedules 13F) may beneficially own 5% of our common stock for SEC reporting purposes but nonetheless may not be “Section 382 five-percent shareholders” and therefore their beneficial ownership will not affect our ownership shift for purposes of Section 382.

8.	Has Radian experienced an “ownership change”?

Currently, we do not believe that we have experienced an “ownership change” that would affect our ability to use the NOLs; however, given the inherent difficulty of tracking real-time changes in our ownership (see Question and Answer 7 above), we cannot know for sure unless and until all required SEC filings with respect to purchases and sales of our shares through this date have been made.

We believe that, if our stockholders do not adopt the Charter Amendment and approve the Plan, there is a significant possibility that we could experience a Section 382 “ownership change” in the future that could limit our ability to use the NOLs. Based on our analysis of the information currently available, including our current stock price and our understanding of possible future changes of ownership, including the possibility that we may raise additional capital in the future through one or more offerings of equity securities.

General Questions and Answers about the

Charter Amendment and the Tax Benefit Preservation Plan

9.	How do the Charter Amendment and the Preservation Plan work to protect Radian’s NOLs?

Increases in ownership by our “Section 382 five-percent shareholders” and the creation of new “Section 382 five-percent shareholders” can limit our ability to use NOLs to reduce future income tax liability. The Charter Amendment restricts direct and indirect transfers of our common stock that would create “Section 382 five-percent shareholders” or otherwise increase the percentage of stock that is owned by

“Section 382 five-percent shareholders.” The Preservation Plan acts as a deterrent against any stockholder from becoming a “Section 382 five-percent shareholder” and any existing “Section 382 five-percent shareholder” from increasing their ownership under Section 382.

10.	Why is our board of directors recommending approval of both the Charter Amendment and the Preservation Plan?

Our board of directors is recommending approval of both the Charter Amendment and the Preservation Plan because neither measure is a complete solution. Under the DGCL, the Charter Amendment generally restricts any transfer that creates or increases ownership by “Section 382 five-percent shareholders”; however, it is enforceable only with respect to shares that are voted in favor of the amendment and shares issued after the Charter Amendment is adopted. Therefore, outstanding shares of our common stock, as of the date of the annual meeting, that are not voted “For” approval of the Charter Amendment are not subject to the transfer restriction. As to those shares, the Preservation Plan will continue to apply to deter any person from acquiring 4.9% or more of the outstanding shares of our common stock.

The Preservation Plan applies to, and therefore deters, all acquisitions of our common stock that could contribute to an “ownership change” under Section 382 (regardless of how the particular shares have been voted at the annual meeting). Although the Preservation Plan deters any transfer, it does not absolutely block the transfer or otherwise avoid the limitation under Section 382. If a person were to acquire 5% or more of our outstanding common stock under Section 382, that person will become a “Section 382 five-percent shareholder” and those shares will count toward the aggregate “ownership change” even if the Preservation Plan applies to such acquisition or causes such person to subsequently hold less than 5% of our outstanding common stock. As to those shares, so long as the shares are voted in favor the Charter Amendment or issued after the Charter Amendment is adopted, the Charter Amendment restrictions will apply and will stop the transfer of shares that create a new “Section 382 five-percent shareholder” or increases the ownership of an existing “Section 382 five-percent shareholder.”

11.	Is stockholder approval necessary for the Charter Amendment and the Preservation Plan?

Yes. The Charter Amendment will not be effective unless it is approved by our stockholders. The Preservation Plan is currently effective, but will terminate and the Rights (as defined in Question and Answer 27 below) will expire if the Preservation Plan is not approved by our stockholders at the 2010 annual meeting.

12.	Why should I vote “For” the Charter Amendment and the Preservation Plan?

As described above, the Charter Amendment and the Preservation Plan are designed to protect our NOLs, which are valuable assets to the Company and your investment. Without these measures, for which we need stockholder approval, we believe that the Company is at significant risk of experiencing an “ownership change” in the future and therefore becoming subject to limitation under Section 382, which could result in a significant loss of our important tax benefits. If you do not vote “For” the Charter Amendment, the transfer restrictions in the Charter Amendment may not be enforceable against you with regard to those shares you currently hold (see Question and Answer 20 below); however, your vote will not be counted to approve the Charter Amendment and protect stockholder value.

13.	Why is the threshold under the Charter Amendment 5% and the threshold under the Preservation Plan 4.9%?

Since the Charter Amendment works to effectively block transfers that create new “Section 382 five-percent shareholders,” the threshold is set at 5%. Since the Preservation Plan works to deter, but does not prevent, an acquiring stockholder from becoming a “Section 382 five-percent shareholder,” the threshold is set at a lower rate to provide some cushion before the acquisition would affect the calculation of a potential “ownership change” under Section 382.

14.	Are there exemptions to the Charter Amendment transfer restrictions and the terms of the Preservation Plan?

Yes. Our board of directors may exempt an acquisition from the transfer restrictions of the Charter Amendment if our board determines that the acquisition would not be likely to limit the availability of the NOLs or is otherwise in Radian’s best interests. Similarly, under the Preservation Plan, our board may exempt persons or transactions from the terms of the Preservation Plan if it determines that the acquisition would not jeopardize Radian’s NOLs or is otherwise in Radian’s best interests. Under the Preservation Plan, the board may also exempt an acquisition if it determines that the acquisition was inadvertent and the stockholder promptly divests of sufficient shares to bring it back under the 4.9% threshold. Finally, acquisitions by Radian, our subsidiaries, and our employee benefit plans and related entities or trustees are exempt from the terms of the Preservation Plan.

15.	When will the transfer restrictions in the Charter Amendment expire and when will the Rights expire or the Preservation Plan terminate?

Both the Charter Amendment and the Preservation Plan are intended to protect our NOLs and will remain effective only for so long as a limitation under Section 382 on the use of the NOLs would be material to the Company (except that the Preservation Plan will expire in any event on October 9, 2019). The transfer restrictions will terminate and the Rights will expire upon the earliest of:

•	the beginning of the first taxable year to which our board of directors determines that no NOLs may be carried forward;

•	the repeal of Section 382 or any successor statute if our board of directors determines that the transfer restrictions are no longer necessary for the preservation of our NOLs; or

•	such date as our board of directors determines that a limitation under Section 382 on the use of the NOLs would no longer be material to the Company, which our board has agreed to review annually.

As noted above, the Preservation Plan is in any event limited to a ten year term and will expire on the close of business on October 9, 2019 (unless that date is advanced or extended). Our board also has the right to redeem the Rights or exchange the Rights for common stock.

In addition, stockholder approval is required for the Charter Amendment to become effective and the Preservation Plan to continue (see Question and Answer 11).

16.	Have other companies adopted similar plans and charter amendments to protect NOLs?

Yes, a number of other companies have adopted similar plans, and recently several companies have adopted similar charter amendments to implement transfer restrictions, in order to protect their NOLs.

17.	Where can I find the full text of the Charter Amendment and the Preservation Plan?

The full text of the Charter Amendment is included as Appendix B and the full text of the Preservation Plan is included as Appendix C to this proxy statement and is also filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2009 (the “Annual Report on Form 10-K”).

Additional Questions and Answers about the Charter Amendment

18.	What transfers will the Charter Amendment prohibit?

If the Charter Amendment is adopted, it will prohibit a person from becoming a “Section 382 five-percent shareholder” by acquiring, directly or by attribution, 5% or more of the outstanding shares of our common stock and will generally restrict existing “Section 382 five-percent shareholders” from increasing their ownership interest under Section 382.

19.	How does the Charter Amendment block prohibited transfers?

Subject to the enforceability of the Charter Amendment as discussed in Question and Answer 20, transfers that violate the restrictions are prohibited and will not be registered on our records. In the case of a purchase of shares on a national securities exchange that would create a “Section 382 five-percent shareholder” or increase the ownership of an existing “Section 382 five-percent shareholder,” the excess shares will be required to be transferred to an agent of the Company, and the agent will be required to sell the shares in an arms-length transaction and to apply the proceeds generally as follows:, first, to cover the agent’s own costs; second, to reimburse the transferee to the extent of the price paid by the transferee for the shares; and third, if there are any remaining proceeds, to donate these proceeds to a charity determined by our board of directors.

20.	What happens if I do not vote “For” the Charter Amendment? Am I still subject to the transfer restrictions if the Charter Amendment is approved at the annual meeting?

In general, Delaware law provides that the transfer restrictions within the Charter Amendment are enforceable with respect to shares of common stock issued before the effectiveness of the Charter Amendment only if approved by the holder of those shares. If you do not vote in favor of the Charter Amendment, those shares that you own at the time of the annual meeting will not be subject to the transfer restrictions. However, if you subsequently acquire additional shares that were either voted in favor of the Charter Amendment or issued after the effectiveness of the Charter Amendment, those shares will be subject to the transfer restriction. In addition, we intend to presume, with regard to each share of common stock issued before the effectiveness of the Charter Amendment that such share was voted in favor of the Charter Amendment unless a stockholder can demonstrate otherwise to our reasonable satisfaction. For open-market transactions occurring after our 2010 annual meeting, it will likely be impossible for an acquiring stockholder to demonstrate that the shares subject to the transaction were voted against the Charter Amendment. Thus, it will be difficult to rebut the presumption that the Charter Amendment applies to any shares that you subsequently purchase on the open market. See Question and Answer 24 below regarding sales on a national securities exchange.

See Question and Answer 12 above for the reasons to vote “For” the Charter Amendment. In addition, if the Preservation Plan is approved, it will be enforceable against all holders of our common stock, whether or not they vote in favor of the Charter Amendment or the Preservation Plan.

21.	If I do not vote “For” the Charter Amendment and this Charter Amendment is approved at the annual meeting, can I purchase or sell additional shares of common stock?

Generally, if the Charter Amendment is approved but you do not vote “For” the Charter Amendment, it will nonetheless preclude you from purchasing additional shares of common stock to become a “Section 382 five-percent shareholder” (or, if you are already a “Section 382 five-percent shareholder,” to increase your ownership) unless you can establish that those additional shares were not voted “For” the Charter Amendment. In addition, if approved at our annual meeting, you will continue to be subject to the Preservation Plan and its potential dilutive impact on your ownership if you become a “Section 382 five-percent shareholder.”

You can freely sell your shares of common stock unless the sale would create a “Section 382 five-percent shareholder” or increase the ownership of an existing “Section 382 five-percent shareholder.” See Question and Answer 24 below regarding sales on a national securities exchange.

22.	If I already am a “Section 382 five-percent shareholder” and the Charter Amendment is approved, do I need to sell my shares to below 5%?

If you already own more than 5% of the outstanding shares of our common stock under Section 382 at the time the Charter Amendment is approved, you will not be required to sell those shares. Generally, you will be restricted from increasing your ownership under Section 382.

As described in Question and Answer 6 above, the definition of a “Section 382 five-percent shareholder” under Section 382 is based on economic ownership and is different than the SEC definition of “beneficial ownership.”

23.	If I am not a “Section 382 five-percent shareholder” and I vote “For” the Charter Amendment, will the transfer restrictions apply to me if the Charter Amendment is approved at the annual meeting?

Yes, you will be subject to the transfer restrictions. However, generally, you will be able to purchase shares so long as you do not become a “Section 382 five-percent shareholder,” and you will be able to sell shares unless you sell shares to any person that is already a “Section 382 five-percent shareholder” or the purchase of such shares by a purchaser will result in such purchaser becoming a “Section 382 five-percent shareholder.”

24.	Will the transfer restrictions affect my ability to sell on a national securities exchange (such as the NYSE) if I cannot determine whether the acquirer is currently or will become a “Section 382 five-percent shareholder”?

No, the Charter Amendment will not preclude any such sale of shares on a national securities exchange. See Question and Answer 19 for treatment of such sales that are prohibited transfers under the Charter Amendment.

Additional Questions and Answers about the Preservation Plan

25.	How does the Preservation Plan affect me if I already own 4.9% or more of the common stock under Section 382?

If you owned more than 4.9% of the outstanding shares of our common stock under Section 382 at the time of adoption of the Preservation Plan on October 9, 2009, the Preservation Plan does not apply to the shares held by you at that time, but does restrict your ability to increase your ownership under Section 382.

26.	Will I experience any of the dilutive effects under the Preservation Plan if I own less than 4.9% of the common stock under Section 382?

No, not unless you or your affiliate enters into a transaction or other agreement by which you or your affiliate would own 4.9% or more of our common stock under Section 382.

27.	Under the Preservation Plan, what is the dividend of Rights?

In connection with the Preservation Plan, on October 8, 2009, our board of directors declared a dividend distribution of one preferred share purchase right (each a “Right” and together the “Rights”) for each outstanding share of our common stock, payable to holders of record on October 19, 2009. The Rights are not initially exercisable.

28.	How are my Rights evidenced before the Preservation Plan is triggered?

Before the Preservation Plan is triggered and the Rights become exercisable, the Rights are essentially “stapled” to the common stock and are deemed to be represented solely by the common stock certificates or the book entry records for the common stock. The Rights may only be transferred with the corresponding shares of common stock. Also, Rights will be issued with any newly issued shares of our common stock.

29.	When would the Preservation Plan be triggered and the Rights first become exercisable?

The Rights currently are not exercisable. The Rights will “detach” from the common stock and become exercisable only if the Preservation Plan is triggered. This generally occurs upon the earlier of: (1) 10 business days following the public announcement that any person has acquired ownership of 4.9% or more of our common stock under Section 382 or (2) 10 business days after the date of commencement of a tender offer or exchange that would result, upon consummation, in that person, entity or group owning 4.9% or more of our common stock under Section 382. For stockholders who currently hold 4.9% or more of our common stock under Section 382, any further increase in ownership under Section 382 will trigger the Preservation Plan and cause the Rights to detach and become exercisable. Our board of directors can exempt transactions and persons from the impact of the Preservation Plan if it determines that the acquisition would not jeopardize our NOLs or is otherwise in Radian’s best interests. See Question and Answer 14 above.

30.	What happens if the Preservation Plan is triggered and the Rights detach and become exercisable?

After a triggering event under the Preservation Plan, each holder of a Right, other than the stockholder that triggered the Preservation Plan, its related persons and transferees, will be entitled to purchase shares of our common stock with a value of twice the exercise price of the Rights. The initial exercise price is set at $70.00 and is subject to anti-dilution adjustments under the terms of the Preservation Plan. This creates a dilutive effect for the stockholder that triggered the Preservation Plan, because our other stockholders have the opportunity to buy our common stock at a discount. See also Questions and Answers 32 and 33 below for other options available to our board of directors in the event the Preservation Plan is triggered.

31.	How are my Rights evidenced if the Preservation Plan is triggered?

If the Preservation Plan is triggered, the Rights will detach from each share of our common stock and certificates representing the rights (“Rights Certificates”) will be distributed to the holders (except for an acquiring stockholder that triggers the Preservation Plan, related persons, and transferees, who will not be able to exercise the Rights). After that time, the Rights will be solely evidenced by the Right Certificates and will trade separately from the common stock.

32.	How can the Rights be exercised after a triggering event?

If the Preservation Plan is triggered, the Rights Agent will mail Rights Certificates representing the Rights to holders of record (except for the stockholder that triggered the Preservation Plan, its related persons and transferees), who may then return a completed Form of Election to Purchase along with the exercise price.

Additionally, if the Preservation Plan is triggered, our board of directors has the discretion to permit a “cashless exercise” of the Rights. A “cashless exercise” means that our board may permit the Rights to be exercised by the holders of rights without payment of the exercise price simply by surrendering the Right Certificates and associated Rights for half the number shares of common stock that would otherwise be received upon exercise and payment.

33.	May our board of directors exchange the Rights following a triggering event?

Yes, after a triggering event and before the stockholder that triggered the Preservation Plan acquires 50% or more of the shares of our common stock, our board may choose to “exchange” the Rights into shares of common stock at a one-to-one ratio. The holders of Rights would not be required to pay an exercise price. An exchange effected by our board would likely give each holder of a Right fewer shares than the holder would receive under the two methods of exercise described in Question and Answer 32 and, therefore, would have a less dilutive effect on the stockholder who triggered the Preservation Plan.

34.	What rights do the Rights holders have?

Rights holders are not entitled to any additional rights as a stockholder, including voting or dividend rights, until a Right is exercised or exchanged as described in Questions and Answers 32 and 33.

35.	Where will the Rights be traded?

Before the Preservation Plan is triggered, the Rights are essentially “stapled” to Radian’s common stock and are deemed to be represented by the common stock certificates or the book entry records for Radian common stock. The Rights are listed and traded on the NYSE with Radian’s common stock. There is no separate trading market for the Rights.

36.	May our board of directors redeem the Rights and at what price?

In general, our board of directors may redeem the Rights at any time until the Rights become exercisable. The redemption price is $0.001 per Right, subject to rounding to the nearest $0.01.

37.	May additional Rights be issued after the date the Preservation Plan was adopted?

As described in Question and Answer 28, before the Preservation Plan is triggered, all newly issued common stock will be issued with corresponding Rights.

If the Preservation Plan were triggered and Right Certificates were distributed, Rights would be issued in connection with future issuances of the common stock only in limited circumstances, such as (i) upon the exercise of stock options or under any employee plan or arrangement; (ii) upon the exercise, conversion or exchange of securities; or (iii) in connection with our contractual obligations, where such options, employee plans, securities, or obligations existed before the Preservation Plan was triggered.

38.	May our board of directors amend the provisions of the Preservation Plan?

As long as the Rights are redeemable, our board has the flexibility to amend the terms of the Preservation Plan other than to decrease the redemption price. Once the Rights become exercisable and Right Certificates are distributed, our board is free to amend the terms of the Preservation Plan so long as such amendment does not adversely affect the interests of holders of outstanding Rights.

Certain Considerations

As described above in “Background and Reasons for Proposals,” we have significant NOLs, which may be limited if an “ownership change” under Section 382 were to occur. Both the Charter Amendment and the Preservation Plan are important tools in preventing such an “ownership change” and, therefore, in protecting our ability to offset future taxable income.

Effective as of October 9, 2009, we entered into the Preservation Plan between the Company and The Bank of New York Mellon, as rights agent. As described above, the Preservation Plan is designed to deter any person, entity or group from buying our common stock if the acquisition would result in a stockholder owning under Section 382 4.9% or more of our outstanding common stock and to deter persons, entities or groups now owning more than 4.9% of common stock under Section 382 from acquiring additional shares of our common stock without the approval of our board of directors. In this way, the Preservation Plan works to protect against an “ownership change” under Section 382 and it is applicable to all holders of our common stock. Because of the possible limitations on the enforceability of the Charter Amendment, as further described below, our board of directors believes it is in our and our stockholders’ best interests to approve the Preservation Plan.

We cannot assure you that the Preservation Plan will be effective in deterring all transfers that could result in such an “ownership change.” In particular, it will not protect against (1) an “ownership change” that may have occurred before the implementation of the Preservation Plan about which we are not aware due to delays in ownership reporting by stockholders, or (2) an “ownership change” resulting from purchasers of shares who become “Section 382 five-percent shareholders” notwithstanding the Preservation Plan, either because the purchaser is unaware of the Preservation Plan or makes a conscious decision to discount the potential consequences under the Preservation Plan. In fact, shortly after the Preservation Plan was adopted, one individual who was unaware of the Preservation Plan’s existence did become a “Section 382 five-percent shareholder.” This individual subsequently reduced his holdings to below the trigger level.

The Charter Amendment works as a complement to the Preservation Plan to assist in protecting the NOLs. Under the Preservation Plan, we currently do not have the ability to completely restrict transactions that could result in an “ownership change” under Section 382 and there is nothing we can do under the Preservation Plan to block the impact of any resulting ownership shift. Our board of directors believes the best interests of stockholders will be served by adopting the Charter Amendment, which is designed to restrict direct and indirect transfers of our stock if such transfers will affect the percentage of stock that is treated as owned by a “Section 382 five-percent shareholder.” In addition, the Charter Amendment includes a mechanism to block the impact of a transfer on the ownership shift while allowing purchasers to receive their money back from prohibited purchases. In order to implement these transfer restrictions, the Charter Amendment must be approved by our stockholders.

As noted above, there are limitations on the effectiveness and enforceability of the Charter Amendment. Although the Charter Amendment is intended to reduce the likelihood of an “ownership change” that could adversely affect us, we cannot assure you that such restrictions would prevent all transfers that could result in such an “ownership change.” Delaware law provides that transfer restrictions with respect to shares of common stock issued before the effectiveness of the Charter Amendment will be effective against (1) stockholders with respect to shares that were voted in favor of this proposal and (2) transferees of shares that were voted in favor of this proposal if (A) the transfer restriction is conspicuously noted on the certificates or book entry records representing such shares or (B) the transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). Any shares of common stock issued after the Charter Amendment is effective will be issued with the transfer restriction conspicuously noted on the certificates or book entry record representing such shares and therefore under Delaware law such newly issued shares will be subject to the transfer restrictions. See “Enforceability” below.

The Charter Amendment is contained in a proposed new Section 4.4 of Article FOURTH to our Amended and Restated Certificate of Incorporation which is attached as Appendix B to this proxy statement and the full text of the Preservation Plan is attached as Appendix C to this proxy statement and as an exhibit to our Annual Report on Form 10-K. We urge you to read the Charter Amendment and the Preservation Plan in their entirety, as the discussion in this proxy statement is only a summary. The Charter Amendment will only become effective if approved by the requisite vote of stockholders and the Rights under the Preservation Plan will expire and the Preservation Plan will terminate unless the Preservation Plan is approved by the requisite vote of stockholders at our 2010 annual meeting.

Enforceability

We intend to presume, with regard to each share of common stock issued before the effectiveness of the Charter Amendment, that such share was voted in favor of the Charter Amendment unless it is shown otherwise to our reasonable satisfaction. In certain circumstances, we also intend to assert that stockholders have waived the right to challenge or are estopped from challenging the enforceability of the Charter Amendment, unless it is established, to our reasonable satisfaction, that the stockholder who held the shares proposed to be transferred did not vote in favor of the Charter Amendment. However, it is possible that one or more stockholders could challenge the enforceability of the transfer restrictions contained in the Charter Amendment, and a court could find that the Charter Amendment is unenforceable, either in general or as applied to a particular stockholder or particular fact situation. This potential for litigation regarding the enforceability of the transfer restrictions may discourage investors from acquiring shares of our common stock. However, as we currently intend to retain our Preservation Plan in addition to the Charter Amendment, each subject to stockholder approval, we think it unlikely that any investor will seek to exceed the limits included in our Preservation Plan and so will be unlikely to benefit from a challenge to our Charter Amendment.

Potential IRS Challenge

The amount of our NOLs has not been audited or otherwise validated by the IRS. The IRS could challenge the amount of the NOLs, which could result in an increase in our liability in the future for income taxes. As mentioned above, calculating whether an “ownership change” has occurred is subject to uncertainty, both because of the complexity and ambiguity of Section 382 and because of limitations on a publicly traded company’s knowledge as to the ownership of, and transactions in, its securities. Therefore, we cannot assure you that the IRS will not claim that we experienced an “ownership change” and attempt to reduce or eliminate the benefit of our NOLs even if the Charter Amendment or the Preservation Plan is in place.

Potential Effects on Liquidity

The Charter Amendment and the Preservation Plan are both designed to deter a stockholder from acquiring, directly or indirectly, additional shares of common stock in excess of the specified limitations. Furthermore, a stockholder’s ability to dispose of common stock may be limited as a result of the reduction in the class of potential acquirers for such common stock and a stockholder’s ownership of common stock may become subject to the Charter Amendment or the Preservation Plan upon actions taken by persons related to, or affiliated with, them. Stockholders are advised to carefully monitor their ownership of our stock and consult their own legal advisors and/or us to determine whether their ownership of our stock approaches the proscribed level.

Potential Impact on Value

It is possible that the Preservation Plan and the transfer restrictions in the Charter Amendment could deter certain buyers, including persons who wish to acquire more than 4.9% of our common stock, and that this could result in diminished demand for and, therefore, potentially decrease the value of our common stock. We believe the value protected as a result of the preservation of the NOLs would outweigh any such potential decrease in the value of our common stock.

Potential Anti-Takeover Impact

The Charter Amendment and the Preservation Plan are designed to preserve the long-term value of our accumulated NOLs and are not intended to prevent a takeover of Radian. However, they could be deemed to have an “anti-takeover” effect because, among other things, they each restrict the ability of a person, entity or group to accumulate our common stock above the applicable thresholds, without the approval of our board of directors.

PROPOSAL 3

APPROVAL OF THE AMENDMENT TO THE RADIAN GROUP INC.

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

We are asking our stockholders to approve the Amendment to our Amended and Restated Certificate of Incorporation to impose certain restrictions on transfers of our common stock, which could otherwise adversely affect our ability to use the NOLs. On February 10, 2010, our board of directors declared advisable and approved, subject to the approval of our stockholders, the Charter Amendment, as part of our tax benefit preservation strategy. For more information regarding the Charter Amendment and our tax benefit preservation strategy, see “Background Information for Tax Benefit Preservation Proposals” above.

If our stockholders do not approve the Charter Amendment, the Charter Amendment will not become effective.

Description of Charter Amendment

The following is a summary of the proposed Charter Amendment. This summary is qualified in its entirety by reference to the full text of the proposed Charter Amendment, which is contained in proposed Section 4.4 of Article FOURTH of our Amended and Restated Certificate of Incorporation and is set forth in the accompanying Appendix B. Stockholders are urged to read in its entirety the proposed Charter Amendment set forth in the accompanying Appendix B.

Prohibited Transfers. The transfer restrictions contained in the proposed Charter Amendment generally will restrict any direct or indirect transfer of our common stock if the effect would be to:

•	increase the direct or indirect ownership of our stock under Section 382 by any person from less than 5% to 5% or more of our common stock; or

•

increase the percentage of our common stock owned directly or indirectly by any existing “Section 382 five-percent shareholder” as of the effective time of the Charter Amendment, subject to limited exceptions.

Transfers restricted by the Charter Amendment include sales to persons whose resulting percentage ownership (direct or indirect) of common stock would exceed the 5% threshold discussed above, or to persons whose direct or indirect ownership of common stock would by attribution cause another person to exceed such threshold. Complicated rules of constructive ownership, aggregation, segregation, combination and other ownership rules prescribed by the Code (and related regulations) apply in determining whether a person or group of persons constitute a “Section 382 five-percent shareholder” and whether there exist “public groups,” each of which is treated as a “Section 382 five-percent shareholder.” For purposes of determining the existence and identity of, and the amount of common stock owned by, any stockholder, we will be entitled to rely on the existence or absence of filings with the SEC of Schedules 13D, 13F and 13G (or any similar filings) as of any date, subject to our actual knowledge of the ownership of our common stock. The transfer restrictions may result in the delay or refusal of certain requested transfers of our common stock. As a result of these rules, the transfer restrictions could result in prohibiting ownership (thus requiring dispositions) of our common stock as a result of a change in the relationship between two or more persons or entities, or of a transfer of an interest in an entity other than us, such as an interest in an entity that, directly or indirectly, owns our common stock. The transfer restrictions will also apply to proscribe the creation or transfer of certain “options” (which are broadly defined by Section 382) in respect of our common stock to the extent that, in certain circumstances, creation, transfer or exercise of the option would result in a proscribed level of ownership.

Treatment of Existing Section 382 Five-Percent Shareholders.    Existing “Section 382 five-percent shareholders” as of the effective time of the Charter Amendment will not be required to sell their shares but generally will be restricted from increasing their ownership under Section 382. See Question and Answer 22 above.

Consequences of Prohibited Transfers.    Upon adoption of the Charter Amendment, any direct or indirect transfer in violation of the restrictions would be void as of the date of the purported transfer as to the purported transferee (or, in the case of an indirect transfer, the ownership of the direct owner of common stock would terminate simultaneously with the transfer), and the purported transferee (or in the case of any indirect transfer, the direct owner) would not be recognized as the owner of the shares owned in violation of the restrictions for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such common stock, or in the case of options, receiving common stock in respect of their exercise. In this proxy statement, common stock purportedly acquired in violation of the transfer restrictions is referred to as “excess stock.” See Question and Answer 19 above.

In addition to the purported transfer being void as of the date of the purported transfer, upon demand, the purported transferee must transfer the excess stock to our agent along with any dividends or other distributions paid with respect to such excess stock. Our agent is required to sell such excess stock in an arms’ length transaction (or series of transactions) that would not constitute a violation under the transfer restrictions. The net proceeds of the sale, together with any other distributions with respect to such excess stock received by our agent will be distributed first to reimburse the agent for its costs and expenses, second to the purported transferee in an amount, if any, up to the cost (or in the case of gift, inheritance or similar transfer, the fair market value of the excess stock on the date of the violative transfer) incurred by the purported transferee to acquire such excess stock, and the balance of the proceeds, if any, will be distributed to the original transferor (or, if the original transferor cannot be readily identified, to a charity designated by our board of directors). If the excess stock is sold by the purported transferee, such person will be treated as having sold the excess stock on behalf of the agent, and will be required to remit all proceeds to our agent (except to the extent we grant written permission to the purported transferee to retain an amount not to exceed the amount such person otherwise would have been entitled to retain had our agent sold such shares).

To the extent permitted by law, any stockholder who knowingly violates the transfer restrictions will be liable for any and all damages suffered by us as a result of such violation, including any professional fees incurred in connection with addressing such violation.

With respect to any indirect or other transfer of common stock which does not involve a transfer of “securities” of the Company within the meaning of the DGCL but which would cause any “Section 382 five-percent shareholder” to violate the transfer restrictions, the following procedure will apply instead of those described above. In such case, no such “Section 382 five-percent shareholder” will be required to dispose of any interest that is not a security of the Company. Instead, such “Section 382 five-percent shareholder” and/or any person whose ownership of securities of the Company is attributed to such “Section 382 five-percent shareholder” will be deemed to have disposed of (and will be required to dispose of) sufficient securities, simultaneously with the transfer, to cause such “Section 382 five-percent shareholder” not to be in violation of the transfer restrictions, and such securities will be treated as excess stock to be disposed of through the agent under the provisions summarized above, with the maximum amount payable to such “Section 382 five-percent shareholder” or such other person that was the direct holder of such excess stock from the proceeds of sale by the agent being the fair market value of such excess stock at the time of the prohibited transfer.

Modification and Waiver of Transfer Restrictions.    Our board of directors will have the discretion to approve a transfer of our common stock that would otherwise violate the transfer restrictions if it determines that such transfer will not be likely to limit the availability of the NOLs or is in the Company’s best interests. In deciding whether to grant a waiver, our board may seek the advice of counsel and tax experts with respect to the preservation of our federal tax attributes pursuant to Section 382. In addition, our board may request relevant information from the acquirer and/or selling party in order to determine compliance with the Charter Amendment or the status of our federal income NOLs, including an opinion of counsel selected by our board (the cost of which will be borne by the transferor and/or the transferee) that the transfer will not result in a limitation on the use of our NOLs under Section 382. In considering a waiver, we expect our board of directors to consider, among others, the following factors:

•	the impact of the proposed transfer on our Section 382 shift in ownership percentage;

•	the then existing level of our Section 382 shift in ownership percentage;

•	the timing of the expected “roll-off” of our existing ownership shift;

•	the economic impact of any Section 382 limitation that might result, taking into account factors such as our current and expected market capitalization and cash position;

•	the impact on possible future issuances or purchases of our common stock by us; and

•	any changes or expected changes in applicable tax law.

If our board decides to grant a waiver, it may impose conditions on the acquirer or selling party.

Recommendation

RADIAN’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE CHARTER AMENDMENT. SIGNED PROXIES WILL BE VOTED “FOR” APPROVAL UNLESS A STOCKHOLDER GIVES OTHER INSTRUCTIONS ON THE PROXY CARD.

PROPOSAL 4

APPROVAL OF THE RADIAN GROUP INC.

TAX BENEFIT PRESERVATION PLAN, AS AMENDED

We are asking our stockholders to approve our Tax Benefit Preservation Plan, which was adopted by our board of directors on October 9, 2009 (and amended and restated on February 12, 2010) as part of our tax benefit preservation strategy. The Preservation Plan is intended to deter certain acquisitions of our common stock, which could otherwise adversely affect our ability to use the NOLs. For more information regarding the Preservation Plan and our tax benefit preservation strategy, see “Background Information for Tax Benefit Preservation Proposals” above.

If our stockholders do not approve the Preservation Plan, the Preservation Plan will be terminated immediately following our 2010 annual meeting of stockholders.

Description of the Preservation Plan and Rights

The following is a summary of our Preservation Plan. This summary is qualified in its entirety by reference to the full text of the Preservation Plan, which is set forth in the accompanying Appendix C. Stockholders are urged to read in its entirety the Preservation Plan set forth in the accompanying Appendix C.

Dividend of Rights

Pursuant to the Preservation Plan, our board of directors declared a dividend of one Right for each outstanding share of our common stock, par value $0.001 per share. The dividend was paid on October 19, 2009 (the “Rights Record Date”) to the stockholders of record as of the close of business on that date. The Rights are not currently exercisable. If they were exercisable, each Right would entitle the registered holder to purchase one one-thousandth of a share of our Series A Junior Participating Preferred stock, par value $0.001 per share, at a price of $70.00 per one one-thousandth of a share of preferred stock (the “Purchase Price”), subject to adjustment. See Question and Answer 27 above.

Before the Preservation Plan is triggered and the Rights become exercisable, the Rights are essentially “stapled” to the common stock and are deemed to be represented solely by the common stock certificates or the book entry records for the common stock. The Rights may only be transferred with the corresponding shares of common stock. Also, Rights will be issued with any newly issued shares of our common stock.

Distribution Date

The Preservation Plan is triggered upon the earlier to occur of (i) the close of business on the tenth business day following the first date of public announcement that a person, entity or group (each, a “person”) has become an “Acquiring Person” (as described below) or the first date that our board has concluded that a person has become an Acquiring Person, or (ii) the close of business on the tenth business day (or, except in certain circumstances, such later date as may be specified by our board) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the person becoming an Acquiring Person (the earlier of such dates being called the “Distribution Date”). See also Question and Answer 29 above.

Acquiring Person

An Acquiring Person under the Preservation Plan is generally a person who acquires ownership of 4.9% or more of our common stock under Section 382. Any person that owned 4.9% or more of the outstanding shares of common stock on October 9, 2009 will not be deemed an Acquiring Person unless and until such person acquires ownership of any additional shares of common stock. Under the Preservation Plan, our board of directors may, in its sole discretion, exempt any person from being deemed an Acquiring Person for purposes of the Preservation

Plan if our board determines that such person’s ownership of common stock will not jeopardize or endanger the availability of our NOLs or is otherwise in Radian’s best interests. See Question and Answer 14 above. For purposes of the Preservation Plan, ownership is determined pursuant to applicable rules and regulations of the Code for Section 382 purposes, and not by the definition of “beneficial ownership” of Rule 13d-3 of the Exchange Act. See Question and Answer 6 above.

Terms of Rights

The Rights are not exercisable until the Distribution Date. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights will be mailed to holders of record of the common stock as of the close of business on the Distribution Date and the Rights will thereafter be evidenced solely by such separate Right Certificates. The Rights will expire upon the earliest of: (i) the close of business on October 9, 2019 unless that date is advanced or extended, (ii) the time at which the Rights are redeemed or exchanged under the Preservation Plan, (iii) the final adjournment of our 2010 annual meeting of stockholders if stockholder approval of the Preservation Plan has not been received before such time, (iv) the repeal of Section 382 or any successor statute if our board determines that the Preservation Plan is no longer necessary for the preservation of our NOLs, (v) the beginning of a taxable year to which our board determines that no NOLs may be carried forward, or (vi) such date as our board determines that a limitation on the use of the NOLs under Section 382 would no longer be material to the Company, which the board has agreed to review annually.

The Purchase Price payable and the number of shares of preferred stock or other securities or property issuable upon exercise of the Rights are subject to adjustment: (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the preferred stock, (ii) upon the grant to holders of the preferred stock of certain rights or warrants to subscribe for or purchase preferred stock at a price, or securities convertible into preferred stock with a conversion price, less than the then-current market price of the preferred stock, or (iii) upon the distribution to holders of the preferred stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in preferred stock) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights is subject to adjustment in the event of a stock dividend on the common stock payable in shares of common stock or subdivisions, consolidations or combinations of the common stock occurring, in any such case, before the Distribution Date.

Terms of Preferred Stock.

The following is a description of the Series A Junior Participating Preferred Stock underlying the Rights, which are not currently exercisable. When the Rights become exercisable, they convert to the right to purchase our common stock. See Question and Answer 30 above.

Shares of preferred stock purchasable upon exercise of the Rights will not be redeemable. Each share of preferred stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of an amount equal to 1,000 times the dividend declared per share of common stock. In the event of Radian’s liquidation, dissolution or winding up, the holders of the preferred stock will be entitled to a minimum preferential payment of the greater of: (a) $1.00 per share (plus any accrued but unpaid dividends) or (b) an amount equal to 1,000 times the payment made per share of common stock. Each share of preferred stock will have 1,000 votes, voting together with the common stock. Finally, in the event of any merger, consolidation or other transaction in which outstanding shares of common stock are converted or exchanged, each share of preferred stock will be entitled to receive 1,000 times the amount received per share of common stock. These rights are protected by customary antidilution provisions.

Because of the nature of the preferred stock’s dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of preferred stock purchasable upon exercise of each Right should approximate the value of one share of common stock.

Exercise and Exchange of Rights.

The Rights become exercisable upon the Distribution Date. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights will be mailed to holders of record of the common stock as of the close of business on the Distribution Date and the Rights will thereafter be evidenced solely by such separate Right Certificates. See Question and Answer 31 above. Each holder of a Right, other than Rights owned by the Acquiring Person, related persons, and transferees (which will thereupon become null and void), will thereafter have the right to receive upon exercise of a Right (including payment of the Purchase Price) that number of shares of common stock (subject to any delay of exercisability approved by our board) having a market value of two times the Purchase Price. See Question and Answer 30 above.

If any person becomes an Acquiring Person, our board, in its sole discretion, may permit the Rights, other than Rights owned by the Acquiring Person, related persons, and transferees (which will thereupon become void), to be exercisable for 50% of the shares of common stock that would otherwise be purchasable upon the payment of the Purchase Price in consideration of the surrender of the exercised Rights and Right Certificates. See Question and Answer 32 above.

At any time after any person becomes an Acquiring Person but before the acquisition by such Acquiring Person of ownership of 50% or more of the shares of common stock then outstanding, our board may exchange the Rights other than Rights owned by such Acquiring Person, related persons, and transferees (which will have become null and void), in whole or in part, for shares of common stock or preferred stock (or a series of the Company’s preferred stock having equivalent rights, preferences and privileges), at an exchange ratio of one share of common stock, or a fractional share of preferred stock of equivalent value, per Right (subject to adjustment). See Question and Answer 33 above.

Adjustments; Redemption

No fractional shares of common stock or preferred stock will be issued (other than fractions of preferred stock which are integral multiples of one one-thousandth of a share of preferred stock, which may, at the election of the Company, be evidenced by depositary receipts), and instead an adjustment in cash will be made based on the current market price of the preferred stock or the common stock. At any time before the time an Acquiring Person becomes such, our board may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”) payable, in cash, shares of common stock or such other form of consideration as our board shall determine. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as our board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price as rounded to the nearest $0.01.

Amendments

For so long as the Rights are then redeemable, we may, except with respect to the Redemption Price, amend the Preservation Plan in any manner. After the Rights are no longer redeemable, we may, except with respect to the Redemption Price, amend the Preservation Plan in any manner that does not adversely affect the interests of holders of the Rights (other than the Acquiring Person, related persons, and transferees). Until a Right is exercised or exchanged, the holder thereof, as such, will have no additional rights as a stockholder, including, without limitation, the right to vote or to receive dividends. In February 2010, we amended the Preservation Plan to (i) allow our board to delegate to a committee its powers to administer and interpret the Preservation Plan and (ii) to provide that the Rights will expire if our board determines that a limitation on the use of the NOLs under Section 382 would no longer be material to the Company, which our board has agreed to review annually.

Recommendation

RADIAN’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE TAX BENEFIT PRESERVATION PLAN. SIGNED PROXIES WILL BE VOTED “FOR” APPROVAL UNLESS A STOCKHOLDER GIVES OTHER INSTRUCTIONS ON THE PROXY CARD.

PROPOSAL 5

RATIFICATION OF THE APPOINTMENT

OF PRICEWATERHOUSECOOPERS LLP

General

The Audit and Risk Committee of our board of directors is responsible for selecting an independent registered public accounting firm to perform the annual audit of our financial statements. The Audit and Risk Committee’s appointment of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for 2010 is being submitted to our stockholders for ratification. A representative of PwC is expected to attend our annual meeting, will have an opportunity to make a statement if he or she desires, and will be available to respond to questions.

If the stockholders fail to ratify the appointment of PwC, the Audit and Risk Committee will reconsider whether or not to retain the firm. You should note that, even if the appointment of PwC is approved at the annual meeting, the Audit and Risk Committee, in its discretion, may select a new independent registered public accounting firm at any time if it determines that such a change would be in our best interests and those of our stockholders.

Independent Registered Public Accounting Firm Fees and Services

The following is a summary of the fees billed for professional services rendered to Radian by PwC for the fiscal years ended December 31, 2009 and December 31, 2008:

Type of Fees	2009	2008*
Audit Fees	$5,762,405	$7,595,927
Audit-Related Fees	509,080	2,088,500
Tax Fees	287,353	117,969
All Other Fees	1,500	—

Total	$6,560,338	$9,802,396

*	Certain fees for 2008 have been reclassified from Audit-Related Fees to Audit Fees to conform to the current period classification.

For purpose of the above table, in accordance with the SEC’s definitions and rules:

•

“Audit Fees” are fees for professional services for the audit of the financial statements included in our Annual Report on Form 10-K (which includes an audit of our internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002), for the review of our financial statements included in our Quarterly Reports on Form 10-Q, and for services that normally are provided in connection with statutory and regulatory filings. For 2009 compared to 2008, the lower Audit Fees primarily reflect efficiencies gained by PwC as a result of their on-going experience with our engagement.

•

“Audit-Related Fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and which are not reported under “Audit Fees,” including services related to employee benefit plan audits, the filing of registration statements and consultation on reporting matters. For 2008, Audit-Related Fees included approximately $1.3 million related to PwC’s audit of the financial statements of Credit-Based Asset Servicing and Securitization LLC (“C-BASS”) and its subsidiaries as of December 31, 2007, which were filed with our 2007 Form 10-K.

•	“Tax Fees” are fees for tax compliance, tax advice and tax planning.

•

“All Other Fees” are fees for products and services provided by our independent registered public accounting firm other than those services reported above, including licenses for technical accounting research software.

All services provided by PwC and listed in the table above were pre-approved by the Audit and Risk Committee. The Audit and Risk Committee considered the nature of the non-audit services provided by the independent registered public accounting firm providing such services and determined that those services were in compliance with the provision of independent audit services by such firm.

Pre-Approval Policy

In addition to retaining PwC to audit our consolidated financial statements for 2009, we retained PwC to provide other auditing and advisory services as discussed above. We understand the need for PwC to maintain objectivity and independence in its audit of our financial statements. To minimize relationships that could appear to impair the objectivity of PwC, our Audit and Risk Committee is required to pre-approve all non-audit work performed by PwC in accordance with applicable SEC rules and our pre-approval policy.

Recommendation

RADIAN’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS RADIAN’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010. SIGNED PROXIES WILL BE VOTED “FOR” RATIFICATION UNLESS A STOCKHOLDER GIVES OTHER INSTRUCTIONS ON THE PROXY CARD.

CORPORATE GOVERNANCE AND BOARD MATTERS

Board of Directors and its Standing Committees

Our board of directors holds regular quarterly meetings, and holds special meetings as and when necessary. Our board of directors met 11 times during 2009. An executive session of the board was held in connection with each meeting. Each director participated in at least 75% of the meetings of the board of directors and the committees on which he or she served during 2009. Herbert Wender, non-executive Chairman of the Board, presides over all meetings of the board, including meetings of the independent members of the board.

As discussed below, all of our directors, except our Chief Executive Officer, satisfy the requirements for independent directors under the NYSE listing standards and SEC rules. Our policy is that all of our directors are expected to attend our annual meeting, and all of the directors attended last year’s annual meeting.

The board of directors maintains the following standing committees:

Audit and Risk Committee.    The members of the Audit and Risk Committee are Mr. Carney (Chairman), Mr. Jennings, Ms. Nicholson and Mr. Richards, each of whom is independent under the NYSE’s listing standards, and each of whom meets the additional NYSE independence criteria applicable to audit committee members. This committee is responsible for appointing and overseeing the work of our independent registered public accounting firm, reviewing our annual audited and interim financial results, reviewing our accounting and reporting principles and policies and overseeing our overall enterprise risk management. Our board has determined that Mr. Carney qualifies as an “audit committee financial expert” under the SEC’s rules and that he is independent under all applicable NYSE and SEC rules. The Audit and Risk Committee met 12 times during 2009. See “Audit and Risk Committee Report” below for additional information regarding the work of this committee.

Compensation and Human Resources Committee.    The members of the Compensation and Human Resources Committee are Messrs. Hopkins (Chairman), Culang, Moore and Schweiger. This committee oversees compensation and benefit policies and programs for Radian and its subsidiaries, including matters regarding compensation of senior management, and reviews the quality and depth of officers throughout Radian as well as our management development practices and programs. The Compensation and Human Resources Committee met seven times during 2009. See “Compensation of Executive Officers and Directors – Compensation Discussion and Analysis” for additional information regarding the work of this committee.

Credit Committee.    The members of the Credit Committee are Mr. Culang (Chairman), Mr. Carney, Mr. Hopkins and Ms. Nicholson. The Credit Committee oversees our credit and risk management policies and procedures, including oversight of our systems for identifying and quantifying emerging matters that could pose significant risk implications for Radian. This committee reviews our credit-based risks, credit policies and overall credit management. Specifically, the committee reviews the quality of our mortgage insurance and financial guaranty portfolios, and assesses general compliance with underwriting and diversification guidelines. The Credit Committee met eight times during 2009.

Governance Committee.    The members of the Governance Committee are Messrs. Schweiger (Chairman), Carney, Hopkins and Jennings. This committee oversees the process of board governance, which includes identifying and recommending candidates to become members of our board of directors, recommending committee membership and chairperson appointments, conducting periodic board and individual director assessments, and examining our governance process. The Governance Committee met four times during 2009. For a discussion of the board nomination process, see “Consideration of Director Nominees” below.

Finance and Investment Committee.    The members of the Finance and Investment Committee are Messrs. Moore (Chairman), Jennings, Richards and Schweiger. This committee establishes investment policy guidelines for Radian and its subsidiaries and monitors progress towards achieving our investment objectives.

This committee regularly reviews the performance of the investment portfolio and of the investment professionals overseeing the portfolio to ensure adherence to our investment policy guidelines. The Finance and Investment Committee met five times during 2009.

For a discussion of our board and its committees’ roles in risk oversight of the Company, see “Board and Board Committee Roles in Risk Oversight” below.

Board Leadership Structure

Mr. Wender, serving as non-executive Chairman of our board of directors, is independent of management and, as provided in our Guidelines of Corporate Governance, is responsible for the management, development and effective performance of the board and for serving in an advisory capacity to the Chief Executive Officer and to other members of management in all matters concerning the interests of the board. The non-executive Chairman of the Board sets the agenda for board meetings and presides over meetings of the board. Mr. Ibrahim, in his role as the Chief Executive Officer, is responsible for the strategic direction of the Company and the day to day leadership and performance of the Company. As described in our Guidelines of Corporate Governance, the responsibilities of the Chief Executive Officer include determining corporate strategies and policies; ensuring complete and accurate disclosures of financial, operational and management matters to the board; and informing the board so they are current with respect to Company, industry, and corporate governance matters. Since May 2005, we have separated the positions of Chairman of the Board and the Chief Executive Officer. We believe that the separation of these positions enhances the independent oversight of the Company and the monitoring and objective evaluation of the Chief Executive Officer’s performance, and ensures that the board is fully engaged with the Company’s strategy and can effectively evaluate its implementation.

Board and Board Committee Roles in Risk Oversight

Our board of directors is actively involved in the oversight of risks that could affect the Company. The full board is responsible for the general oversight of risks. In this regard, the board seeks to understand and oversee the most critical risks relating to our business, allocate responsibilities for the oversight of risks among the full board and its committees, and ensure that management has in place effective systems and processes for managing the current risks facing us as well as those that could arise in the future.

The board conducts its risk oversight function both as a whole and through delegation to its committees. Each committee has full access to management, and has the ability to engage advisors as appropriate. Specifically, each committee is charged with the following risk oversight responsibilities:

•

The Audit and Risk Committee oversees our overall approach to enterprise risk management. In overseeing enterprise risk, the Audit and Risk Committee discusses with our principal financial and accounting officers, internal audit, our independent public accounting firm and other members of senior management the significant risks or exposures of the Company and assesses the steps management has taken to minimize such risk. Additionally, the Audit and Risk Committee discusses, reviews and suggests appropriate revisions to the guidelines and policies that govern the process by which we undertake risk assessment and management. The committee also discusses our financial risk exposures, including the risk of fraud, and the steps management has taken and should take to monitor and control those exposures. The Audit and Risk Committee also reviews our quality assurance processes to mitigate potential risks and our loss reserving methodology.

•

The Credit Committee is primarily responsible for the oversight of our credit and related risk management policies and procedures, including the potential impact of developing risk trends in our insured portfolio. The Credit Committee regularly considers significant credit-based risks or exposures faced by the Company and assesses the steps management has taken to manage those risks as well as our surveillance activities for identifying problem credits and emerging matters with significant risk implications.

•

The Compensation and Human Resources Committee monitors our executive compensation programs to ensure that they are appropriately aligned with our compensation philosophy, are achieving their intended purposes, and are not encouraging unreasonable risk-taking See “Compensation of Executive Officers and Directors – Compensation Principles and Objectives – Manages Risk with Incentive Plans that Include Appropriate Protection/Controls.” In addition, this committee annually reviews with management a risk assessment of all of the Company’s compensation policies and procedures. Based on this review, the Company has concluded that its compensation policies and procedures are not reasonably likely to have a material adverse effect on the Company.

•

The Finance and Investment Committee establishes and regularly reviews compliance with our investment guidelines and monitors risk in our investment portfolio. This committee also oversees risks related to our capital management,

•

The Governance Committee oversees our related person transaction policy to ensure that we do not engage in transactions that would create or otherwise give the impression of a conflict of interest that could result in harm to us. See “Certain Relationships and Related Person Transactions” below.

The board conducts its oversight responsibility through reports by each committee chair regarding each committee’s considerations and actions, as well as through discussions and reports from management regarding any significant and other known risks.

Director Independence

Our Guidelines of Corporate Governance provide that a substantial majority of our board of directors must consist of independent directors, as independence is determined under the NYSE’s listing standards and applicable SEC rules. Our board of directors has determined that all of the members of the board except Sanford A. Ibrahim are “independent” under current NYSE listing standards and SEC rules. In evaluating the independence of each of these directors, the board concluded that no material direct or indirect relationship exists between us and any of these directors other than those compensatory matters that are a direct consequence of serving on our board of directors and which are detailed below in “Compensation of Executive Officers and Directors – Director Compensation.”

Compensation and Human Resources Committee Interlocks and Insider Participation

The following directors – Messrs. Hopkins (Chairman), Culang, Moore and Schweiger – served on the Compensation and Human Resources Committee during 2009. No member of the Compensation and Human Resources Committee during 2009: (i) has ever been an officer or employee of Radian or any of its subsidiaries or (ii) had any relationship with Radian or its subsidiaries during 2009 that would require disclosure under Item 404 of the SEC’s Regulation S-K.

During 2009, none of our executive officers served as a director or member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any other entity, one of whose executive officers is or has been a director of Radian or a member of our Compensation and Human Resources Committee.

Certain Relationships and Related Person Transactions

No relationship or related person transaction existed in 2009 that is required to be reported under Item 404 of the SEC’s Regulation S-K.

Our board of directors has adopted a written policy regarding related person transactions to document procedures pursuant to which such transactions are reviewed, approved or ratified. The policy applies to any transaction, other than certain excluded transactions such as compensation arrangements with executive officers or directors that have been approved by the Compensation and Human Resources Committee, in which (1) Radian or any of its subsidiaries was or is to be a participant, and (2) any related person had or will have a direct or indirect material interest. For purposes of this policy, a related person is any of our directors or nominees for director, any of our executive officers, any stockholder known to us to own in excess of 5% of

Radian, and any immediate family member of one of our directors, nominees for director or executive officers. Under the policy, our Governance Committee (our Audit and Risk Committee prior to February 10, 2010) is responsible for reviewing, pre-approving or ratifying any related person transaction. The Governance Committee may delegate its pre-approval (but not ratification) authority under the policy to the chairman of the committee.

The policy provides that the Governance Committee may approve or ratify a related person transaction (including, if applicable, as modified) only upon affirmatively concluding that the transaction: (1) is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party; (2) is consistent with the applicable independence rules of the SEC and NYSE; and (3) does not create or otherwise give the impression of a conflict of interest that could result in harm to us. If the Governance Committee determines that an existing related person transaction has failed to meet this standard for ratification, the transaction must be unwound promptly unless the Governance Committee further determines that: (i) the transaction was entered into in good faith (i.e., in the absence of fraud and not with the intention of circumventing the pre-approval requirements of our related person transactions policy), and (ii) the risks to us of unwinding the transaction outweigh the risks associated with continuing the transaction.

Information on Our Website

The Corporate Governance section of our website (www.radian.biz) includes the following, each of which is also available in print and free of charge upon request:

Board Committee Charters.    Each of the standing committees of our board of directors operates under a written charter adopted by the full board. Each committee regularly considers the need for amendments or enhancements to its charter.

Guidelines of Corporate Governance.    Upon the Governance Committee’s recommendation, our board of directors adopted a set of Guidelines of Corporate Governance. Among other things, these guidelines delineate the qualifications and relative responsibilities of our board, its committees, our non-executive Chairman, our Chief Executive Officer and our Corporate Responsibility Officer.

Code of Conduct and Ethics.    Our Code of Conduct and Ethics is binding on all of our employees and directors, and includes a “code of ethics” applicable to our senior executive officers. Certain provisions of the code also apply to former employees and directors. We intend to post on our website any amendments to, or waivers of, any provision of the Code of Conduct and Ethics that applies to our Chief Executive Officer, principal financial officer or principal accounting officer and that relates to any element of the SEC’s definition of a “code of ethics.”

Stockholder Communications.    We encourage stockholders to freely communicate with management and our board. In that regard, we have established an email address that enables stockholders to convey their concerns, questions and comments to the members of our board. The address is: directors@radian.biz. In addition, interested persons may write to the non-executive Chairman, Radian Group Inc., 1601 Market Street, Philadelphia, Pennsylvania 19103-2337 or to Edward J. Hoffman, General Counsel and Corporate Secretary, at the same address. This contact information also is available on our website.

Any updated or amended versions of the items listed above will be posted to our website promptly after adoption. The information contained on our website is not deemed to be incorporated by reference into this proxy statement.

Consideration of Director Nominees

Director Qualifications.    Our Governance Committee recommends candidates for nomination to our board of directors based on a number of factors, including the following minimum criteria: (i) the highest standards of personal character, conduct and integrity and the intention and ability to act in the interests of our stockholders; (ii) the ability to understand and exercise sound judgment on issues related to Radian and its businesses; (iii) the ability and commitment to devote the time and effort required to serve effectively on our board, including preparation for and attendance at board and committee meetings; and (iv) freedom from interests or affiliations that could give rise to a biased approach to directorship responsibilities and/or a conflict of interest, actual or perceived.

The board does not have a formal diversity policy. The board and the Governance Committee do consider diversity as a factor in identifying and evaluating director nominees. The Company considers diversity in a broad sense to mean differences of viewpoint, background, professional experience, and skill resulting in naturally varying perspectives as well as diversity of race, gender, national origin and age.

Identifying and Evaluating Director Nominees.    In evaluating a candidate, the Governance Committee and the board of directors seek to have a board, as a unit, that possesses the qualifications discussed above and the appropriate mix of skills, experience and diversity to oversee the Company’s business. We do not aim to find directors who represent a single category or trait, but look for nominees that supplement and complement the breadth and depth of board expertise.

When seeking and researching candidates for a new director nominee, the Governance Committee may use the services of national search firms, which provide the committee with a professional biography of a candidate and perform background checks as requested by the Governance Committee. The Governance Committee also considers stockholder recommendations of candidates for membership on our board of directors that are submitted in accordance with the procedures described below. In either case, the Governance Committee will conduct one, and sometimes several, interviews of a candidate if it believes the candidate to be suitable after an initial evaluation. The Governance Committee also may discuss a candidate at multiple meetings and may have the candidate interview with management.

Stockholder Nominations and Recommendations.    Our By-Laws describe the procedures for stockholders to follow in nominating candidates to our board of directors. For our 2011 annual meeting of stockholders, stockholders may nominate a candidate for election to our board of directors by sending written notice to our Corporate Secretary at our principal office, which must be received on or before February 11, 2011, but no earlier than January 12, 2011 (except that if the date of the 2011 annual meeting of stockholders is more than 30 days before or more than 60 days after the anniversary date of the 2010 annual meeting, notice by the stockholder must be received between the close of business on the 120th day before and the close of business on the 90th day before the date of the 2011 annual meeting or, if the first public announcement of the date of the 2011 annual meeting is less than 100 days before the date of the meeting, then the notice by the stockholder must be received by the 10th day after the public announcement).

The notice to our Corporate Secretary must contain or be accompanied by the information required by Section 4.13 of our By-Laws, which includes, among other things: (i) the name, age, principal occupation, and business and residence address of each person nominated; (ii) the class and number of shares of our capital stock which are directly or indirectly beneficially owned by each person nominated; (iii) the name and record address of the stockholder making the nomination and the beneficial owner, if any, on whose behalf the nomination is made; (iv) the class and number of shares of our capital stock owned by the stockholder making the nomination or the beneficial owner, if any, on whose behalf the nomination is made; and (v) a description of any direct or indirect compensation or other monetary agreements, arrangements or understandings, or any other material relationships (including any familial relationships) between the stockholder giving notice (or the beneficial owner) and the nominee or any respective affiliates, associates or others with whom they are acting, as well as certain other information. A copy of the full text of the relevant By-Law provisions, which includes the complete list of the information that must be submitted to nominate a director, may be obtained upon written request directed to our Corporate Secretary at our principal office. A copy of our By-Laws is also posted on the Corporate Governance section of our website (www.radian.biz).

In addition to a stockholder’s ability to nominate candidates to serve on our board of directors as described above, stockholders also may recommend candidates to the Governance Committee for its consideration. The Governance Committee is pleased to consider recommendations from stockholders regarding director nominee candidates that are received in writing and accompanied by sufficient information to enable the Governance Committee to assess the candidate’s qualifications, along with confirmation of the candidate’s consent to serve as a director if elected. Such recommendations should be sent to our Corporate Secretary at our principal office. Any recommendation received from a stockholder after January 1 of any year is not assured of being considered for nomination in that year.

Evaluations of Board Performance

During 2009, the Governance Committee conducted an annual assessment of each director’s board performance and reviewed the performance of the board as a whole and each of its committees. The board also performed a self-assessment. The contributions of individual directors were considered by the Governance Committee as part of its determination of whether to recommend their nomination for re-election to our board of directors.

Audit and Risk Committee Report

The functions of the Audit and Risk Committee are outlined in its charter posted on the Corporate Governance section of our website (www.radian.biz) and include general responsibilities within the categories of oversight, audit and financial reporting, compliance and enterprise risk. The Audit and Risk Committee is directly responsible for the appointment, retention, compensation and oversight of a registered independent public accounting firm to audit our financial statements each year. The committee is also assigned other responsibilities, including, without limitation: to monitor the auditor’s independence; to monitor the professional services provided by the independent auditors, including pre-approving all audit and permissible non-audit services provided by the independent auditors in accordance with federal law and the rules and regulations of the SEC; to review audit results with the independent auditors; to review and discuss with management and the independent auditors our financial statements and other financial disclosures in our filings with the SEC; to establish procedures for receiving, retaining and treating complaints regarding our accounting and internal accounting controls or other auditing matters; and to review with management, the independent auditors and our internal audit department our accounting and reporting principles, practices and policies and the adequacy of our internal control over financial reporting.

Before our Annual Report on Form 10-K for the year ended December 31, 2009 was filed with the SEC, the Audit and Risk Committee reviewed and discussed with management our audited Consolidated Financial Statements for the year ended December 31, 2009 and the notes thereto and other financial information included in the report, including the section of the report entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The Audit and Risk Committee also discussed with PwC, our independent registered public accounting firm for 2009, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, including, among other things, matters related to the conduct of the audit of our financial statements. The Audit and Risk Committee has received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit and Risk Committee concerning independence, and has discussed with PwC their independence from us.

Based on its reviews and discussions described above, the Audit and Risk Committee recommended to our board of directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the SEC.

Members of the Audit and Risk Committee

David C. Carney (Chairman)

James W. Jennings

Jan Nicholson

Robert W. Richards

EXECUTIVE OFFICERS

The following information is provided with respect to each of our current executive officers. Our executive officers are appointed by our board of directors to serve in their respective capacities until their successors are duly appointed and qualified or until their earlier resignation or removal.

Sanford A. Ibrahim	Information about Mr. Ibrahim appears in the section of this proxy statement entitled “Proposal 1 – Election of Directors.”

Teresa A. Bryce	Ms. Bryce, 50, President of Radian Guaranty, was appointed President of our mortgage insurance business in July 2008. She joined Radian in October 2006 as Executive Vice President, General Counsel and Corporate Secretary and also served as Radian’s Chief Risk Officer beginning in January 2007 and as head of our international mortgage insurance business beginning December 2007. Before joining Radian, Ms. Bryce served as General Counsel, Senior Vice President and Secretary of Nexstar Financial Corporation, a provider of mortgage outsourcing solutions to financial institutions. Prior to that, she was General Counsel for Bank of America Mortgage and held other senior legal leadership roles for PNC Mortgage Corporation and Prudential Home Mortgage Company. Ms. Bryce has served on the board of directors of the Mortgage Bankers Association, on the Consumer Advisory Council of the Federal Reserve and on the Fannie Mae National Advisory Council.

C. Robert Quint	Mr. Quint, 50, Executive Vice President and Chief Financial Officer of Radian, has served in this role since April 1999. Mr. Quint joined Radian Guaranty in August 1990 as Vice President, Administration and Controller. In January 1995, Mr. Quint was named Vice President, Finance and Controller of Radian and Radian Guaranty. He was appointed Senior Vice President, Chief Financial Officer of Radian and Radian Guaranty in January 1996.

Richard I. Altman	Mr. Altman, 43, Executive Vice President and Chief Administrative Officer of Radian, was appointed to this role in July 2008. Mr. Altman joined Radian in July 2003 as Vice President, Operations Finance and Planning and has held several positions while at Radian, including Vice President of Strategic Initiatives from December 2004 to December 2005, Vice President of Corporate Planning from December 2005 to August 2006, and Senior Vice President of Corporate Planning and Administration from August 2006 to July 2008. Before joining Radian, Mr. Altman served as Vice President of Sales and Operations for the International Group at Pearson Education, a global publisher of educational, financial and technical materials. Prior to that, Mr. Altman held other senior operational and strategy roles at American Express and Citibank, and also served as a Change Management Consultant with Accenture, a global management consulting, technology services and outsourcing company.

Robert H. Griffith	Mr. Griffith, 52, Executive Vice President and Chief Operating Officer of Radian Guaranty, joined Radian in February 2010. Before joining Radian, from October 2006 to August 2008, Mr. Griffith served as Senior Vice President in charge of Bank of America’s nationwide network of loan fulfillment centers that provided underwriting, processing, document preparation and loan funding services for all mortgage and home equity lending. Prior to this, from 1986 through 2006, Mr. Griffith held various positions at Irwin Mortgage Corporation, a full service residential mortgage company, including as its President and CEO from 2001 through 2006.

Edward J. Hoffman	Mr. Hoffman, 36, Senior Vice President, General Counsel and Corporate Secretary of Radian, was appointed to this role in July 2008. Mr. Hoffman joined Radian in August 2005 as Vice President, Assistant General Counsel and was promoted to Senior Vice President, Assistant General Counsel in February 2008. Prior to joining Radian, Mr. Hoffman was a senior associate in the Corporate and Securities Group of Drinker Biddle & Reath LLP in Philadelphia. Mr. Hoffman also currently serves as our Corporate Responsibility Officer.

Catherine M. Jackson	Ms. Jackson, 47, Senior Vice President, Controller of Radian, joined Radian in this role in January 2008. Before joining Radian, Ms. Jackson served eight years with Capmark Financial Group Inc., a financial services company, including as Chief Accounting Officer from June 2004 to August 2007. Prior to Capmark, she served eight years with Salomon Smith Barney as manager of accounting policy. She began her career in the audit practice at KPMG in Philadelphia.

H. Scott Theobald	Mr. Theobald, 49, Executive Vice President, Chief Risk Officer, Radian Guaranty, was appointed Senior Vice President, Chief Risk Officer of Radian Guaranty in October 2007 and to Executive Vice President in November 2008. He joined Radian in April 1997 and has served in various pricing and risk-related roles, including Vice President of Structured Transactions of Radian Guaranty, Vice President of Enterprise Risk Management of Radian and Senior Vice President of Risk Management of Radian. Before joining Radian, Mr. Theobald worked in various analytical roles at Freddie Mac. Prior to that, he was an economist at the Bureau of Labor Statistics.

BENEFICIAL OWNERSHIP OF COMMON STOCK

Security Ownership of Management

The following table shows all shares of our common stock that were deemed to be beneficially owned, as of March 15, 2010, by each of our directors, each of our executive officers named in the 2009 Summary Compensation Table below, and all of our directors and current executive officers as a group. In general, a person “beneficially owns” shares if he or she has, or shares with others, the right to vote or dispose of them, or if the person has the right to acquire them within 60 days of March 15, 2010 (such as by exercising options).

Name(1)	Shares Beneficially Owned(2)	Percent of Class
Herbert Wender	212,281	*
David C. Carney	71,335	*
Howard B. Culang	65,309	*
Stephen T. Hopkins	75,309	*
Sanford A. Ibrahim	841,340	1.01%
James W. Jennings	84,335	*
Ronald W. Moore	68,135	*
Jan Nicholson	59,320	*
Robert W. Richards	70,285	*
Anthony W. Schweiger	73,535	*
C. Robert Quint	216,144	*
Teresa A. Bryce	107,708	*
Lawrence C. DelGatto	60,020	*
H. Scott Theobald	85,704	*
All directors and current executive officers as a group (17 persons)**	2,132,931	2.57%

*	Less than one percent of class. Percentages are calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.

**	Although Mr. DelGatto was an “executive officer” in 2009, he is no longer deemed to be an “executive officer” for SEC reporting purposes and, therefore, his shares are not included in this total.

(1)	The address of each person is c/o Radian Group Inc., 1601 Market Street, Philadelphia, Pennsylvania 19103-2337.

(2)	Each individual (including each current executive officer) has or is entitled to have within 60 days of March 15, 2010, sole voting or dispositive power with respect to the shares reported as beneficially owned, other than Mr. Hopkins, who shares voting and dispositive power with his spouse over 10,000 of the shares, Mr. Schweiger, who shares voting and dispositive power with his spouse over 9,800 of the shares reported as beneficially owned (which shares are held in an account subject to a margin arrangement and may be pledged), and Mr. Quint, whose spouse owns 1,600 of the shares reported as beneficially owned. In addition to shares owned outright, the amounts reported include:

•	Shares allocable to employee contributions to the Radian Common Stock Fund under our Savings Incentive Plan as of March 15, 2010.

•

Shares that may be acquired within 60 days of March 15, 2010 through the exercise of non-qualified stock options, as follows: Mr. Wender—27,750 shares; Mr. Carney—7,200 shares; Mr. Culang—7,200 shares; Mr. Hopkins—7,200 shares; Mr. Ibrahim—348,800 shares; Mr. Jennings—7,200 shares; Mr. Moore—7,200 shares; Ms. Nicholson—0 shares; Mr. Richards—7,200 shares; Mr. Schweiger—4,800 shares; Mr. Quint—107,970 shares; Ms. Bryce—0 shares; Mr. DelGatto—24,000 shares; Mr. Theobald—39,900 shares; and all directors and current executive officers as a group—601,045 shares.

•

Shares of restricted stock held by our named executive officers as follows: Mr. Ibrahim—367,000 shares (50,000 shares will vest on May 8, 2010, with the remaining 317,000 shares subject to potential vesting beginning May 5, 2010, the first date that Mr. Ibrahim is eligible to retire); Mr. Quint—46,300 shares; Ms. Bryce—81,100 shares; Mr. DelGatto—20,250 shares; Mr. Theobald— 20,500 shares; and all directors and current executive officers as a group—556,967 shares. The following restricted shares included in the table will have vested within 60 days of March 15, 2010: Mr. Ibrahim—367,000 shares; Mr. Quint—10,000; Ms. Bryce—11,000; Mr. DelGatto—4,250 and Mr. Theobald—0 shares; however, the individuals holding these shares possess voting power with respect to such unvested shares of restricted stock.

•

Shares that may be issued within 60 days of March 15, 2010 upon the conversion of phantom stock awards granted to our non-employee directors under our 1995 and 2008 Equity Plans, as follows: Mr. Wender—56,861 shares; Mr. Carney—58,934 shares; Mr. Culang—58,108 shares; Mr. Hopkins—58,108 shares; Mr. Jennings—58,934 shares; Mr. Moore—58,934 shares; Ms. Nicholson—54,820 shares; Mr. Richards—58,934 shares; Mr. Schweiger—58,934 shares; and all directors and current executive officers as a group—522,573 shares. All vested phantom stock awards granted to a director will be converted into common shares upon the director’s departure from our board. All phantom stock awards granted under our 1995 Equity Plan were vested at the time of grant. Awards of phantom stock under our 2008 Equity Plan vest three years from the date of grant or earlier upon a director’s retirement, death or disability. All directors currently are eligible to retire. Included in the table is the number of shares credited as dividend equivalents to be settled in stock upon termination.

Security Ownership of Certain Stockholders

The following table provides information concerning beneficial ownership of our common stock as of the dates indicated, and as a percentage of our common stock outstanding as of March 15, 2010, by the only persons shown by our or the SEC’s public records as beneficially owning more than 5% of our common stock:

Name and Business Address	Shares Beneficially Owned	Percent of Class
BlackRock, Inc.(1)	4,421,411	5.33%
40 East 52nd Street
New York, NY 10022

FMR LLC(2)	9,418,267	11.36%
82 Devonshire Street
Boston, MA 02109

Janus Capital Management LLC(3)	7,026,245	8.47%
151 Detroit Street
Denver, CO 80206

Rima Management, LLC(4)	6,788,308	8.18%
110 East 55th Street, Suite 1600
New York, NY 10022

T. Rowe Price Associates, Inc.(5)	4,331,958	5.22%
100 E. Pratt Street
Baltimore, MD 21202

The Vanguard Group, Inc.(6)	4,637,461	5.59%
100 Vanguard Blvd.
Malvern, PA 19355

(1)	Based on a Schedule 13G filed with the SEC on January 29, 2010. These securities are beneficially owned by funds and accounts managed by BlackRock, Inc. and its subsidiaries.

(2)	Based on a Schedule 13G/A filed with the SEC on February 16, 2010. These securities are beneficially owned by various investment management subsidiaries and affiliates of FMR LLC. FMR LLC reports that it has sole voting power over 82,270 such shares. Members of the family of Edward C. Johnson 3d, Chairman of FMR LLC, may be deemed to control FMR LLC.

(3)	Based on a Schedule 13G filed with the SEC on February 16, 2010. These securities are beneficially owned by Janus Capital Management LLC, INTECH Investment Management and Perkins Investment Management LLC, each a registered investment advisor providing investment advice to various investment companies and to individual and institutional clients.

(4)	Based on a Schedule 13G/A filed with the SEC on February 16, 2010, by Rima Management, LLC and Richard Mashaal.

(5)	Based on a Schedule 13G filed with the SEC on February 11, 2010. T. Rowe Price Associates Inc. reports that it has sole voting power for 621,100 shares.

(6)	Based on a Schedule 13G filed with the SEC on February 8, 2010. The Vanguard Group, Inc. is an investment adviser and reports that it has sole voting power over 112,069 shares, sole dispositive power over 4,525,392 shares and shared dispositive power over 112,069 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and to furnish copies of these reports to us. Based on our review of the copies of the reports we have received, and written representations received from our executive officers and directors with respect to the filing of reports on Forms 3, 4 and 5, we believe that all filings required to be made during 2009 were made on a timely basis, except for the following: Ronald W. Moore, a non-employee director, did not report 13.98 dividend equivalent rights accrued on vested phantom stock units on September 24, 2009. Mr. Moore filed a Form 5 on January 8, 2010 to report these dividend equivalent rights.

COMPENSATION OF EXECUTIVE OFFICERS

AND DIRECTORS

Compensation Discussion and Analysis

I.	Executive Summary and Compensation Philosophy

The following is a review of our senior executive compensation programs and policies, including the material compensation decisions made under the programs with respect to the following executive officers, whom we refer to as our “named executive officers”:

•	Sanford A. Ibrahim, Chief Executive Officer (our principal executive officer);

•	C. Robert Quint, Chief Financial Officer (our principal financial officer);

•	Teresa A. Bryce, President, Radian Guaranty;

•	Lawrence DelGatto, Chief Information Officer (although Mr. DelGatto was an “executive officer” in 2009, he is no longer deemed to be an “executive officer” for SEC reporting purposes); and

•	H. Scott Theobald, Chief Risk Officer, Radian Guaranty.

We have designed our executive compensation program under the direction of the Compensation and Human Resources Committee (referenced in this “Compensation Discussion and Analysis” as the “Committee”), to attract, motivate and retain the highest quality executive officers and to link our pay-for-performance philosophy with sound risk management practices. This pay-for-performance philosophy is intended to align our executive officers’ interests with those of our stockholders, while not rewarding for inappropriate actions, including unnecessary or excessive risk taking.

Overview of 2009 Compensation

In 2009, we made significant progress in improving our liquidity position and our mortgage insurance capital position. As a result of a series of strategic actions that we undertook in 2009, our mortgage insurance risk to capital position (an important barometer of the capital strength of a mortgage insurer) was one of the strongest in the industry at December 31, 2009, and we now expect to have sufficient liquidity at our holding company through at least 2012. We believe the increase in our stock price from $3.67 at December 31, 2008 to $7.31 at December 31, 2009 reflects the market’s awareness of our improved capital and liquidity positions as well as our improved prospects given the improvement in the economy and certain favorable market trends in the housing and finance sectors. Compared to the end of 2008, we believe we are now better positioned to take advantage of future market opportunities.

We recognize that we continue to face significant challenges in each of our business segments and that the overall business environment remains volatile, with significant uncertainty remaining. As a result, while we believe it is important to recognize our significant achievements in 2009, we remain focused on ensuring that our pay-for-performance philosophy addresses the current business environment, incorporates lessons learned from our recent experiences and remains closely aligned with our long-term objectives for increasing stockholder value. Given these circumstances, we took the following actions with respect to 2009 executive compensation:

•

On average, base salary represented only 25% of the 2009 targeted compensation of each of our named executive officers, with the remaining targeted compensation tied directly or indirectly to individual and Company performance;

•

We replaced our short-term, cash incentive plan with a two-year program, consisting of short-term and medium-term cash incentive awards. This new plan, the Radian Group Inc. Short-Term and Medium-Term Incentive Plan for Executive Employees (the “STI/MTI Plan”), is intended to enhance our performance and risk-based approach to compensation by reducing cash awards for short-term (one year) performance periods and introducing a medium-term (two year) performance period during which our executives will continue to have pay-at-risk associated with (i) the performance of insurance written during the initial, short-term performance period and (ii) the on-going integrity of our financial results. As a credit enhancement company, our core business involves taking on risk. Accordingly, we believe this extended period for measuring performance is important to ensure that our executive officers practice reasonable and measured risk-taking and continue to make decisions that will have longer term, positive results for the Company. Each of Radian’s named executive officers participates in the STI/MTI Plan.

•

The Committee recognized and rewarded the significant achievements of our management team in 2009 by providing short-term incentive awards to each of our named executive officers. In each case, these awards were paid below target given our overall financial results. 2009 represents the first performance year since 2007 that all of our named executive officers received a short-term incentive award. Mr. Ibrahim has not received a short-term incentive award since the 2006 performance year, while Ms. Bryce and Mr. Quint also received no short-term incentive award for 2008 performance.

•

We continued to utilize a long-term incentive program in 2009 that provides the Committee with significant flexibility in tailoring awards for our named executive officers to meet the current challenges facing us and in establishing those objectives that are likely to drive growth in stockholder value in the future. Under the 2008 Executive Long-Term Incentive Cash Plan (the “Executive LTI Plan”), the Committee has the ability to reduce or deny rewards to executives for behavior that it deems inconsistent with our long-term objectives.

•

Due to a limited number of shares available under our 2008 Equity Plan, we introduced cash-settled stock appreciation rights (“SARs”) as a component of our 2009 long-term incentive program. SARs are similar to stock options in that an increase in our stock price will result in potentially higher payments to holders. We therefore anticipate that the use of SARs will be effective in tying executive compensation to stockholder return, while also allowing us to effectively manage the number of shares available for awards under the 2008 Equity Plan.

II.	Compensation Principles and Objectives

We have developed a set of principles and objectives that we use in making decisions to compensate executives appropriately for their contribution to the attainment of strategic, operational and financial objectives, while aligning their interests with those of our stockholders. Accordingly, our compensation program:

A.    Reflects Radian’s Business Strategy and Performance

•

Our executive compensation program is designed to provide reasonable and responsible incentives based on short-term, medium-term and long-term business performance. A significant component of our short-term incentive awards is tied directly to our strategic plan and our short-term strategic priorities, while both our medium-term and long-term incentive awards include strategic performance objectives that are core to our long-term success such as mortgage insurance credit quality and mortgage insurance market share.

•

We aim to provide median rewards for median performance, above-average awards for superior performance and, when appropriate, below-average awards for performance below expectations. After providing limited or no short-term cash awards since 2006, the Committee awarded short-term incentive awards to our named executive officers for 2009 performance in recognition of the number of strategic objectives satisfied in 2009. However, as a result of our overall financial performance in 2009, our named executive officers continued to receive below target short-term incentive awards. See “Primary Components of Compensation – Short-Term and Medium-Term Incentive Program.”

B.    Maintains an Appropriate Balance between Incentive Compensation and Total Compensation

•

We recognize that each of our executives, depending on the nature of his or her position, may have a different degree of impact on our business and financial results. For those executives with a greater potential impact on our results, we provide a larger percentage of those executives’ annual compensation opportunities through performance-based variable pay, with an emphasis on long-term incentives, versus fixed pay. Together with our stock ownership guidelines (See “Primary Components of Compensation – Long-Term Incentive Program” below), this approach is designed to motivate our executives to remain focused on short, medium and long-term business outcomes in a manner that is commensurate with their level of responsibilities and a balanced risk approach.

•

During 2009, we provided a mix of pay through the following primary components: base salary, short-term and medium-term incentives (cash-based) and long-term incentives (cash- and equity-based). On average, base salary represented approximately 25% of the 2009 targeted compensation of each of our named executive officers, with the remaining compensation tied directly or indirectly to individual and Company performance.

C.    Focuses Executives on Long-Term Performance that Aligns with Stockholders’ Interests

•

Accountability for performance is essential in aligning our executives’ interests with those of our stockholders. Therefore, in practice, we believe that a significant portion of an executive’s compensation should be based on his or her achievement of performance against strategic objectives and performance goals. See “Compensation Process and Oversight – Committee Process.”

•

Since our named executives have a significant impact on our results and the overall direction of our Company, our approach has been and continues to be focused on establishing for such executives a higher percent of total compensation in long-term incentives. This approach aligns with our overall pay-for-performance philosophy in driving stockholder value.

D.    Manages Risk with Incentive Plans that Include Appropriate Protection/Controls

•

We seek to balance our executive compensation programs across time periods and performance measures, ensuring that no one element is dominant in determining compensation awards, and that programs do not encourage unreasonable risk taking.

•

The Committee reviews our compensation program to ensure that the programs: (1) are appropriate relative to the market; (2) take into account factors affecting our business conditions; (3) provide the ability to reduce or deny awards for unreasonable risk taking or for performance that is below expectations; and (4) provide the ability to increase awards as appropriate (up to certain maximum limits) for superior performance.

•

We incorporate performance metrics in our incentive awards that require our executives to take a reasonable, well-measured approach to achieving our business objectives. We believe the inherent tension among certain performance metrics (e.g., market share and credit quality under our Executive LTI Plan) are important in making sure that our executives do not expose us to risk by aggressively pursuing one goal at the expense of other important considerations.

E.    Remains Externally Competitive and Reasonable

•

Our compensation program is designed to attract, retain and motivate individuals with the skills and talent necessary to provide a meaningful contribution to Radian. We consider external benchmarking an important analytical tool for helping us establish a market competitive point of reference for evaluating executive compensation. The primary components of our 2009 compensation program (i.e., base salary, short-term, medium-term and long-term incentives) as well as the 2009 total target cash and direct compensation for each named executive officer, were benchmarked against similarly situated executive positions in our industry, the broader financial services industry and in other industries as well. See “Compensation Process and Oversight” and the “Analysis” discussions included in “Primary Components of Compensation.”

F.    Remains Flexible to Respond to Current Market Developments

•

Within the context of the principles and objectives set forth above, our compensation program is designed to be appropriately tailored to current market conditions. In light of industry and overall market developments during 2009, domestic mortgage insurance continues to be our core focus. Consequently, all of our performance-based compensation programs, directly and indirectly, are aimed at growing our mortgage insurance franchise. See “Primary Components of Compensation – Short-Term and Medium-Term Incentive Program” and “Long-Term Incentive Program.”

•

Our current short-term, medium-term and long-term compensation programs take into account the expected challenges in the industries in which we participate and are intended to incent performance results that are realistic under current market conditions. See “Primary Components of Compensation – Short-Term and Medium-Term Incentive Program” and “Long-Term Incentive Program.”

•

Given the recent business volatility and the high degree of uncertainty facing the industries in which we participate, our compensation programs depend, to a significant degree, on the discretion of the Committee in making determinations as to the extent that performance measures have been satisfied.

III.	Compensation Process and Oversight

A.    Committee Process

The Committee provides direction and oversight for our compensation and human resources programs, processes and functions. The Committee is supported by our Chief Administrative Officer and Chief Human Resources Officer, who serve as the liaisons between management and the Committee. The Committee has the sole authority to engage and terminate consulting firms and legal counsel as the Committee deems advisable, to advise the Committee with respect to executive compensation and human resources matters, including the sole authority to approve the consultant’s fees and other engagement terms. The Committee currently retains Towers Watson as its sole independent compensation consultant. As described below, at the Committee’s direction, Towers Watson annually prepares a summary and analysis of competitive market data for each named executive officer. Other than to provide services relating to non-employee director and executive officer compensation, Towers Watson currently performs no other work for the Company. The Committee chairman pre-approves all work performed by the independent compensation consultant for the Company, and the Committee annually reviews the performance of Towers Watson, including its independence. The Committee also engages, from time to time, external legal counsel to provide legal advice in connection with executive compensation matters. For a complete discussion of the responsibilities delegated by our board of directors to the Committee, see the Committee charter, which is available on our website at www.radian.biz.

The Committee recognizes the importance of maintaining sound principles for the development and administration of executive compensation and benefit programs. The Committee continues to monitor and enhance our compensation programs to ensure that they further the compensation philosophy and objectives set forth above. Among other things, the Committee takes the following actions:

•

Oversees a robust executive performance management process, including annual performance goals, which are developed by each executive officer and reviewed and approved by the Chief Executive Officer and the Committee, to strengthen the link between executive pay and performance (See “Primary Components of Compensation – Short-Term and Medium-Term Incentive Program”);

•

Conducts annual reviews of detailed “total reward” tally sheets for each direct report to the CEO. These tally sheets assign dollar amounts to all compensation components, including cash compensation (base salary, short-term, medium-term and long-term cash incentives), outstanding and vested equity compensation awards, benefits and potential severance payments;

•

Utilizes a benchmarking process in which each primary component of an executive officer’s compensation is measured individually and in the aggregate, as appropriate, against market data from up to three different comparator groups;

•

Regularly conducts reviews of all short-term, medium-term and long-term incentive program performance goals and metrics to ensure the performance goals and metrics align with the current and future needs of the organization; and

•	Conducts annual reviews of all compensation and benefit programs to ensure they are market competitive and support our employee population, while eliminating unpredictable expenses.

B.    Setting Compensation

In setting compensation for our named executive officers, we utilize a number of different compensation tools, including external benchmarking, internal equity and wealth accumulation, primarily through ownership in the Company. These collectively represent our “primary compensation tools,” which we use to establish an appropriate compensation level for each of our named executive officers. For the compensation of our named executive officers other than our Chief Executive Officer, the main participants in our compensation process are the Committee, its independent compensation consultant and three members of management – the Chief Executive Officer, the Chief Administrative Officer and the Chief Human Resources Officer. On an annual basis, the independent compensation consultant prepares a summary and analysis of competitive market compensation data for each named executive officer position. Based on this information, as well as other data from the primary compensation tools discussed below, the Chief Human Resources Officer prepares initial compensation proposals for each executive officer, other than the Chief Executive Officer, and reviews these recommendations with the Chief Executive Officer. With the approval and adjustments of the Chief Executive Officer, the compensation proposals are then submitted to the Committee for consideration. The Committee may approve the proposals, make adjustments to the proposals based on its own view of the primary compensation tools or other factors, or seek additional information from the Chief Human Resources Officer or the independent compensation consultant before making a final determination with respect to compensation. The Committee possesses ultimate authority over compensation decisions for our named executive officers other than our Chief Executive Officer.

We believe that management’s participation in the compensation process is critical in creating an equitably tailored program that is both effective in motivating our executive officers and in ensuring that the process appropriately reflects our pay-for-performance culture, current strategies, and risk management. Our executives collectively develop an annual set of shared performance goals and associated metrics, which are predominantly based on the annual operating plan that is approved by our board of directors. In addition, each executive develops a set of individual performance goals and presents them to the Chief Executive Officer who adjusts and approves such goals and presents them to the Committee. These shared and individual performance goals and metrics serve as the primary basis for determining an executive’s short-term, cash-based incentive award. The process for assessing performance against these objectives is discussed in greater detail below under “Primary Components of Compensation – Short-Term and Medium-Term Incentive Program.”

With respect to the Chief Executive Officer, the Committee has the sole responsibility to develop an annual compensation proposal, utilizing the primary compensation tools and data developed by the independent compensation consultant, and to recommend to our independent directors an appropriate compensation level for the Chief Executive Officer. The independent directors may approve the proposal, make adjustments based on their own view of the primary compensation tools or other factors, or seek additional information from the Committee before making a final determination with respect to compensation for the Chief Executive Officer.

C.    Benchmarking

We consider external benchmarking an important analytical tool for helping us establish a market competitive point of reference for evaluating executive compensation. Benchmarking is not the sole determinative factor used in setting compensation, and the Committee regularly assesses how and the extent to which benchmarking is used.

The primary components of our 2009 compensation program (i.e., base salary, short-term, medium-term and long-term incentives) as well as the 2009 total target cash and direct compensation for each executive officer, were benchmarked against similarly situated executive positions in one or all of the following three groups (collectively referred to herein as the “benchmark groups”).

(1) A primary peer group consisting of the following industry participants: Ambac Financial Group Inc., Assured Guaranty Ltd., Genworth Financial, Inc., MBIA Inc., Mortgage Guaranty Insurance Corporation (“MGIC”), Old Republic International Corporation, The PMI Group Inc., Fidelity National Financial, First American Corporation, Ocwen Financial Corporation, PHH Corporation, Stewart Info Services and XL Capital Ltd.

(2) A financial services group consisting of over 150 organizations in the independent compensation consultant’s Financial Services Executive Compensation Database; and

(3) A general industry group consisting of over 800 organizations across a range of industries that participate in our independent compensation consultant’s General Industry Executive Compensation Database.

We benchmark each executive position annually and, if necessary, when a search for a new executive position is undertaken. In each case, it has been our practice to collaborate with our independent compensation consultant in this process in order to apply a consistent and disciplined approach in our benchmarking methodology and philosophy. In benchmarking an executive’s total target cash compensation, we consider base salary, plus annual cash short-term and medium-term incentives. Target total direct compensation consists of target cash compensation, plus the annualized accounting value of long-term incentives.

Management and the Committee review the primary peer group annually to ensure that the companies comprising the primary peer group are relevant for evaluating current compensation. Based on our strategic direction, we made changes to our primary peer group from 2008 to 2009 to ensure that the primary peer group contains an appropriate mix of talent competitors in the mortgage insurance, financial guaranty, and other mortgage related industries. The adjustments were also made to broaden the number of companies, while ensuring Radian is at or near the median of this peer group as determined by such measures as revenue, market capitalization and assets. For 2009, Radian was close to the median of the primary peer group in terms of revenue and total assets, but close to the 25th percentile in market capitalization. The companies that comprise our primary peer group vary in terms of size and relative complexity, and because we compete for talent in markets other than those in which we compete directly, we also use, as necessary, the financial services and general industry groups mentioned above, each of which are compiled annually by our independent compensation consultant.

For the “financial services group” and the “general industry group” we use pre-established subsets of companies contained in our independent compensation consultant’s databases so that we compare companies of reasonably similar size to us. The subsets are based on standard revenue ranges that are provided in published compensation surveys, and we do not select or have any influence over the companies that participated in these surveys. The subset of companies that we use is part of the “financial services group,” which consists of a broad array of companies in the financial services industry, including property/casualty insurance, life/health insurance, and investment, brokerage, retail and commercial bank organizations, the subset we use consists of companies with assets of less than $20 billion or revenues of less than $2 billion. For the “general industry group,” the subset we use is comprised of companies with revenues of $3 billion or less. The Company does not participate in the selection of the companies for inclusion in these benchmark groups and is not made aware of the companies that constitute these groups until the independent compensation consultant presents its benchmarking results to the Committee.

Our goal in benchmarking is to identify a compensation range for each executive position that is market competitive. In benchmarking, we generally consider an executive’s compensation to be market competitive if it is within 15% of the median of the applicable benchmarked group. Executive roles and responsibilities often vary within the industries in which we participate or in the broader financial services segment. Our benchmarking process is tailored for each executive position, with an emphasis on benchmark data for comparable positions and, in particular, comparable positions in our primary peer group. For each executive officer, we may use one or more of the three benchmark groups or, in some cases, only a limited subset of the primary peer group of companies, depending on the comparability of executive roles in these benchmark groups. For each of our named executive officers, our benchmarking process conducted by the independent compensation consultant for 2009 compensation was as follows:

Mr. Ibrahim.    With respect to Mr. Ibrahim, the benchmarking process focused primarily on median data for the companies in our primary peer group as well as the broader financial services group and the general industry group. We found that Mr. Ibrahim’s total target direct compensation was between the 50th and 75th percentiles as compared to the primary peer group and financial services group, and above the 75th percentile of the general industry group, primarily due to his comparatively higher long-term incentive target.

Ms. Bryce.    With respect to Ms. Bryce, the benchmarking process focused primarily on median data for companies in our primary peer group. Ms. Bryce’s total target direct compensation was aligned with the median of comparable positions in our primary peer group.

Mr. Quint.    With respect to Mr. Quint, the benchmarking process focused primarily on median data for companies in our primary peer group. We also compared his compensation against comparable positions in the broader financial services and general industry groups. Mr. Quint’s total target direct compensation was market competitive with the median of the CFO’s in our primary peer group and aligned with the 75th percentile of the broader financial services and general industry groups, primarily due to his comparatively higher targets for the variable pay components of his total compensation (short-term, medium-term and long-term incentives).

Mr. DelGatto.    With respect to Mr. DelGatto, the benchmarking process focused on comparable positions in the general industry and broader financial services groups. Primary peer group information was not available for this position. Mr. DelGatto’s total target direct compensation was above the 75 th percentile of comparable positions in both the general industry and financial services groups. We believe this market positioning reflects our view of the critical nature of Information Technology (“IT”) in supporting our business objectives

Mr. Theobald.    With respect to Mr. Theobald, the benchmarking process focused on comparable positions in our primary peer group using functional peers and the broader financial services group. Mr. Theobald’s total target direct compensation was below the median of comparable positions of our primary peer group and aligned with the 75th percentile of the broader financial services group.

D.    Internal Equity

In addition to benchmarking, the Chief Executive Officer and the Committee also may consider internal equity among our executive officers in setting each of the primary components of compensation. While external benchmarking is critical in assessing the overall competitiveness of our compensation program, we believe that our compensation program also must be internally consistent and equitable to reflect an executive’s responsibilities and contributions to value creation and to ensure teamwork and coordination across the organization.

Our review of internal equity involves comparing the compensation of positions within a given level and/or comparing the differences in compensation among various levels. Although we monitor the difference in pay between our Chief Executive Officer and our other executives, given the uniqueness of this position, we do not perform a formal internal equity analysis of our Chief Executive Officer relative to the executive officer group.

For 2009 compensation, we compared each component of Ms. Bryce’s compensation with Mr. Quint’s compensation in light of the significant potential impact that both of these positions have on our overall business results. In addition, we felt that using internal equity for assessing Ms. Bryce’s compensation was particularly important given the relatively small number of external benchmarking points for her position.

E.    Wealth Accumulation

The Committee annually reviews “total reward” tally sheets for each of our executive officers and will consider the current value and potential future value of existing equity awards along with potential future payouts under our cash-based incentive plans as factors when setting an executive’s target equity awards.

IV.	Primary Components of Compensation

Our executive compensation program provides a balanced mix of pay through the following primary components: base salary, short-term, medium-term, and long-term incentives. The incentive-based portions of our program are directly tied to the results of our corporate performance, achievement of strategic performance goals, and our long-term business and financial performance. The short-term incentives have been designed to recognize the achievement of annual objectives, while the medium-term and long-term incentives have been designed to ensure that decisions made in achieving short-term objectives continue to have an appropriate impact on the Company in supporting our longer term goals. In addition, awards of long-term incentives are used to recognize longer-term performance results designed to drive growth in stockholder value.

Compensation for our executives is heavily weighted towards performance-based, variable compensation. The following table highlights for each of our named executive officers, the percentage of 2009 total target compensation attributable to each component:

2009 Percentage of Total Target Compensation

Named Executive	Base Salary	Short-Term/ Medium-Term Incentive Target(1)	Long-Term Incentive Target(1)
Ibrahim	17%	30%	52%
Bryce	22%	33%	44%
Quint	26%	33%	41%
DelGatto	32%	40%	29%
Theobald	32%	27%	40%
Note: Percents are rounded and may not total 100%

(1)	Reflects each named executive officer’s target awards for 2009 and not the amounts actually awarded to each named executive officer in 2009. See “Short-Term and Medium-Term Incentive Program” and “Long-Term Incentive Program” for amounts actually awarded to each of our named executive officers in 2009.

A.    Base Salary

Base salaries are paid to executive officers to provide them with a competitive level of compensation for the day-to-day performance of their job responsibilities. Base salaries for our named executive officers are based on competitive market compensation data for comparable executive positions within the benchmark groups and internal equity. The following table highlights the base salaries for each of our named executive officers as of year-end 2008 and 2009 as well as the most recent change in base salary for each executive:

2009 Base Salary

Named Executive	2009 Year-End Base Salary(1)	2008 Year-End Salary	Last Change in Base Salary
Ibrahim	$800,000	$800,000	2007
Bryce	$400,000	$400,000	2008	(2)
Quint	$370,000	$370,000	2006
DelGatto	$300,000	$300,000	2007
Theobald	$260,000	$260,000	2010	(3)

(1)	The 2009 base salaries for each of our named executive officers were determined to be market competitive and were not adjusted.

(2)	In July 2008, Ms. Bryce’s 2008 base salary was increased to $400,000 in conjunction with her promotion to President of Radian Guaranty.

(3)	Effective March 2010, Mr. Theobald’s base salary was increased from $260,000 to $280,000 to improve market competitiveness. Prior to this change, Mr. Theobald’s last increase in base salary was in 2007.

B.    Short-Term and Medium-Term Incentive Program

The following discussion contains statements regarding past company and individual performance objectives. These objectives are disclosed in the limited context of our compensation programs and should not be understood to be statements of management’s expectations or estimates of actual results or other guidance. We specifically caution investors not to apply these statements to other contexts.

The targeted dollar value of incentive awards under our STI/MTI Plan for our named executive officers, which are evaluated annually and established in the year preceding each performance year, are based on external benchmark data and internal equity. These values take into account competitive target cash incentive levels for comparable executive positions as discussed above.

In 2009, we replaced our previous short-term cash incentive program with a new STI/MTI Plan. As discussed above, this new short-term and medium-term cash based incentive plan is intended to enhance the Company’s performance and risk-based approach to compensation. The STI/MTI Plan provides the Company’s senior officers with the opportunity to earn cash incentive awards during each two-year performance period, with the short-term incentive period covering the first full calendar year in which the award is granted and the medium-term incentive period covering the full two-year performance period (from January 1 of the year of grant through December 31 of the second performance year).

Short-Term Incentive – Funding

At the end of the short-term incentive period, the Committee determines the level of funding or “bonus pool” to be allocated among all short-term incentive awards under the STI/MTI Plan (including for the named executive officers) based on the Company’s achievement of certain business and financial performance goals and metrics. For 2009, the funding for the total bonus pool was determined based on the Committee’s assessment of the Company’s performance against three performance measures: “Profitability,” which generally considers our reported results and operating results; “Strategic Priorities,” which considers whether we achieved certain important initiatives such as improving our mortgage insurance capital position and providing industry-leading loss management; and our “Relative Performance,” which is our performance compared to competitors.

Short-Term Incentive – Award Allocation

The amount of short-term incentive actually awarded to a named executive officer is based on the achievement of specified performance goals for the current year. The performance goals for each executive officer include a mix of three performance measures: annual corporate objectives, specific business unit/departmental performance objectives, and the implementation of certain key initiatives. Corporate and business unit/departmental objectives are established each year in the context of our annual business planning process and are approved by our board of directors. Individual performance goals are established by each executive officer and adjusted and approved by our Chief Executive Officer and the Committee as discussed in “Compensation Process and Oversight” above. The following table shows the primary performance goals and respective weightings for each named executive officer for the 2009 performance year.

2009 Short-Term Incentive Performance Measures

Named Executive	Corporate Performance(1)	Business Unit/ Departmental Performance	Implementation of Key Initiatives
Ibrahim(2)	25%	50%	25%
Bryce(3)	25%	50%	25%
Quint(4)	25%	50%	25%
DelGatto(5)	25%	50%	25%
Theobald(6)	25%	50%	25%

(1)	The corporate performance measures shared by our executive officers for 2009 were to:

•	Improve the Company’s overall financial strength, including our liquidity position and the capital position for our mortgage insurance business;

•	Develop and implement a broad-based government relations program;

•	Continue to develop effective loss management programs and strategies that both keep people in their homes and protect stockholder value;

•	Develop and execute a disciplined risk management strategy;

•	Implement key human capital and employee engagement programs;

•	Enhance the value and improve the experience we provide our customers;

•	Launch certain operational efficiency initiatives;

•	Improve information management; and

•	Evaluate innovative new potential products and services for our customers.

(2)	Mr. Ibrahim’s primary performance objectives for 2009 included: (i) monitoring and improving our capital and liquidity position, including the value and performance of our investment portfolio, (ii) improving the future footprint of our mortgage insurance business by optimizing capital, improving the quality of new business written and enhancing our overall credit quality, and (iii) nurturing and evolving relationships with counterparties, government sponsored enterprises and other key external constituencies. Mr. Ibrahim’s key initiatives for 2009 included, among other items: (a) leading ongoing corporate strategic alternatives; (b) driving key human resource initiatives; and (c) ensuring internal controls and expenses are being effectively managed.

(3)	Ms. Bryce’s primary business unit performance objectives for 2009 included: (i) protecting and enhancing the mortgage insurance franchise through key external government relations; (ii) monitoring and enhancing the quality of our mortgage insurance risk profile; and (iii) providing enhanced products and services to enhance our loss management efforts. Ms. Bryce’s key initiatives for 2009 included: (a) managing mortgage insurance market share; (b) enhancing loss management efforts; and (c) commuting non-core existing mortgage insurance business, as appropriate.

(4)	Mr. Quint’s primary departmental performance objectives for 2009 included: (i) managing our investment portfolio to support our current business initiatives; (ii) enhancing our cost structure and expense management, and (iii) effectively managing our capital and liquidity position during the current economic cycle. Mr. Quint’s key initiatives for 2009 included: (a) completing the outsourcing of our accounting function for investment management; (b) managing our GAAP and statutory tax positions; and (c) continuing to improve our internal control framework.

(5)

Mr. DelGatto’s primary departmental performance objectives for 2009 included: (i) continuing to effectively align our IT initiatives with our strategic goals, (ii) streamlining IT costs and continuing strategic sourcing initiatives, and (iii) further improving data analysis, management, and transformation capabilities. Mr. DelGatto’s key initiatives for 2009 included: (a) delivering the initial phases of a key strategic systems implementation; (b) consolidating data centers and developing a cost/benefit analysis for new systems; (c) improving information management; and (d) implementing a loan modification IT platform.

(6)	Mr. Theobald’s primary departmental performance objectives for 2009 included: (i) continuing to drive improvement in the credit quality of our mortgage insurance business; (ii) improving credit analytics capabilities; and (iii) improving credit data for analytics through enhanced system capabilities and data management. Mr. Theobald’s key initiatives for 2009 included: (a) improving underwriting standards and policies; (b) continuing to upgrade our mortgage insurance portfolio reporting process; and (c) improving our mix of new mortgage insurance business written.

At the end of each performance year, each named executive officer provides his or her performance self-assessment to our Chief Executive Officer (and the Chief Executive Officer provides a similar self-assessment to the Committee), including his or her attainment of specified performance goals. Our Chief Executive Officer reviews the performance of the named executive officer against his or her respective performance objectives and makes specific recommendations to the Committee regarding the amount of short-term incentive, if any, to be awarded.

The Committee (the independent directors in the case of the Chief Executive Officer) retains ultimate authority with respect to amounts awarded to the named executive officers under the STI/MTI Plan. Although actual performance measured against the performance goals is a consideration for the short-term incentive awards, the Committee or independent directors may, depending on the circumstances, exercise discretion in determining the amount to be awarded to each named executive. Maximum achievement can result in an award of up to 200% of the target amount, while performance below expectations can result in a reduced, or no, award. For each named executive, the Committee may weigh these performance goals differently, giving appropriate significance to the potential impact that each named executive officer may have on our performance in light of the executive officer’s role.

Once the amount of short-term incentive award is determined for each executive officer, 50% of this amount is then paid to each executive officer as a short-term incentive bonus. For 2009, these amounts are set forth in the “Bonus” column of our 2009 Summary Compensation table. The remaining 50% of each executive’s short-term incentive award then becomes that executive officer’s target medium-term incentive award for the medium-term incentive period. At the end of the medium-term incentive period, the Committee will determine what percentage, if any, of the target medium-term incentive awards will be paid to participating officers based on the Company’s achievement of certain business and financial performance metrics and goals. Individual officer performance will not be evaluated for purposes of determining or paying the medium-term incentive awards. The initial medium-term incentive award will be determined based on the Committee’s assessment of the Company’s credit default rate for mortgage insurance written by the Company in 2009. In addition, the Committee also may limit or decide not to pay any medium-term incentive award in the event there is a material restatement of our earnings.

Consistent with our reporting in prior years, we report amounts awarded under our STI/MTI Plan in the Summary Compensation Table for the year in which they are earned. Beginning in 2008, we determined that awards should be reported as a “bonus” given the nature of the performance objectives and the high-degree of discretion required of our Committee in assessing whether objectives were achieved.

Short-Term Incentive Analysis

As a seller of credit protection, our results are subject to macroeconomic conditions and specific events that affect the production environment and credit performance of our underlying insured assets. The prolonged downturn in the housing and related credit markets, characterized by a decline in home prices in many markets, deteriorating credit performance of mortgage and other assets and reduced liquidity for many participants in the mortgage and financial services industries, continued to have a significant negative impact on the operating environment and results of operations for each of our business segments in 2009. For the full year, we reported a consolidated net loss of $147.9 million, which translated into a net loss per share of $1.80. A detailed analysis of our financial and operating performance is contained in the Management’s Discussion and Analysis of Financial Condition and Results of Operations section of our 2009 Annual Report on Form 10-K filed with the SEC.

Despite our financial results for 2009, we believe we made significant progress during 2009 in positioning Radian for future success. As discussed above, we have improved our mortgage insurance capitalization, while improving our share of the mortgage insurance market, and we have eliminated the most significant risks facing our liquidity in the near-term. Our stock price increased by 99.18% in 2009. While the current business environment remains volatile and uncertain, we believe the success of our management team in achieving the most significant objectives for protecting long-term stockholder value should be recognized and rewarded. As a result, the Committee awarded short-term incentive awards to each of our named executive officers, in each case below target given our overall financial results. Importantly, as discussed above, only 50% of these short-term incentive awards were paid to our executive officers in 2009 as the short-term incentive bonus, with the remaining 50% forming their target medium-term incentive awards, which will remain outstanding and at risk through the end of the medium-term incentive period.

The following table sets forth for each named executive officer: the 2009 total incentive target, the total amount awarded for 2009 based on short-term performance, the total amount paid for 2009 short-term incentive (50% of amount awarded) and each executive’s medium-term incentive target (the remaining 50% of amount awarded):

2009 Short-Term/Medium-Term Incentives

Named Executive	2009 Incentive Target ($ and % of Base Salary)		2009 Total Amount Awarded ($ and % of Target)(1)		2009 Short-Term Amount Paid	2009 Medium-Term Incentive Target
Ibrahim	$1,400,000		$1,260,000		$630,000	$630,000
	175%		90%	(2)

Bryce	$600,000		$450,000		$225,000	$225,000
	150%		75%	(3)

Quint	$462,500		$400,000		$200,000	$200,000
	125%		86%	(4)

DelGatto	$375,000		$250,000		$125,000	$125,000
	125%		67%	(5)

Theobald	$221,000		$200,000		$100,000	$100,000
	85%	(6)	90%	(7)

(1)	While the Committee concluded that the named executive officers successfully executed against their 2009 shared corporate performance objectives as discussed above, the short-term incentive awards were awarded below target for all of our employees and the named executive officers based on our overall financial results.

(2)	Mr. Ibrahim achieved a significant portion of his performance objectives and the implementation of his key initiatives in 2009, including positioning the Company to take advantage of future market opportunities. Specifically, significant progress was made in improving our capital and liquidity position and maintaining the quality of our new business written, while implementing a series of new human resource initiatives.

(3)	Ms. Bryce’s 2009 incentive target was increased from 135% in 2008 to 150% in 2009 to reflect the broadening of her role as President of Radian Guaranty. Ms. Bryce successfully achieved a number of her business unit/departmental and key initiatives in 2009, including strengthening our loss management capabilities, enhancing our mortgage insurance risk profile (including through commutation of non-core mortgage insurance risk) and improving our share of the private mortgage insurance market.

(4)	Mr. Quint achieved and, in the case of capital and liquidity and investment portfolio management, exceeded his business unit/departmental and key initiatives in 2009. Mr. Quint successfully achieved many of his other objectives in 2009, including outsourcing of the accounting function for investment management and managing our GAAP and statutory tax positions.

(5)	Mr. DelGatto achieved a number of his key business unit/departmental objectives and implemented a number of his key initiatives in 2009, including the ongoing alignment of IT initiatives with our strategic goals, sourcing initiatives, and the implementation of a number of important IT business platforms. Mr. DelGatto received a slightly lower short-term incentive award based on the Committee’s discretion to adjust his pay mix to align with both internal and external market practices.

(6)	The Committee reduced Mr. Theobald’s 2010 incentive target percentage from 85% to 75%, while increasing his 2010 long-term incentive target from 125% to 150%. These changes were made to improve market competitiveness and his mix of compensation and to encourage greater focus on the long-term success of the Company.

(7)	Mr. Theobald achieved and, in the case of mortgage insurance credit quality transformation, exceeded his business unit/departmental and key initiatives in 2009. Mr. Theobald successfully achieved many of his other objectives in 2009, including improving our mortgage insurance credit analytics capabilities and underwriting standards and policies.

C.    Long-Term Incentive Program

The contributions of our named executive officers to the creation of stockholder value are primarily recognized through our long-term incentive program. The projected target value of the long-term incentive grant for each of our named executive officers is established in the year prior to the period in which the grant is made. The projected target values of the grants are based on market data that take into account competitive long-term incentive targets for comparable executive positions within each of the benchmark groups as appropriate, and the role of long-term incentives in providing a total compensation package.

In 2009, our long-term incentive program consisted of a mix of equity (restricted stock and stock appreciation rights settled in cash) and grants of three and four-year cash performance award opportunities. In the past, our long-term incentive program typically has consisted entirely of equity awards. However, beginning in 2008, in light of the limited amount of shares available for issuance under our 2008 Equity Plan and the low trading price of our common shares at the time of grant, we elected to pursue a portfolio approach to long-term compensation by granting a portion of each executive’s long-term incentive awards under the cash-based plan, the Executive LTI Plan, and a portion of the each executive’s long-term incentive awards in the form of equity. Compared to traditional equity plans, the Executive LTI Plan provides the Committee with flexibility in tailoring awards for our named executive officers to meet the current challenges facing us and those objectives that are likely to drive stockholder growth in the future. Under the Executive LTI Plan, the Committee has the ability to reduce or deny rewards to executives for behavior the Committee may deem outside of our risk parameters or otherwise not in our best interest.

The Executive LTI Plan is structured as a performance-based, long-term, discretionary cash plan that consists of grants of cash performance award opportunities, measured over a period of at least three years. The Committee administers the Executive LTI Plan and is responsible for, among other items, establishing the target values of awards to participants and selecting the specific performance factors for such awards. At the end of each performance period, the Committee determines the specific cash payout to each participant based on the Committee’s view of our overall corporate performance, the participant’s performance and the degree to which each of the performance measures has been satisfied. All payouts are paid in cash in a lump sum, net of applicable withholdings.

For 2009, the Committee granted an award under the Executive LTI Plan to each named executive officer with target award opportunities ranging from approximately 59% to 180% of the named executives’ base salaries. Performance for 50% of each award will be measured over a three-year performance period, beginning

May 30, 2009 and ending May 30, 2012. Performance for the remaining 50% of each award will be measured over a four-year performance period, beginning May 30, 2009 and ending May 30, 2013. At the end of each performance period, the Committee will determine in its sole discretion the specific cash payout to each participant, which may range from 0% to 300% of the amount of the target award then under consideration, based on the Committee’s view of the Company’s overall corporate performance, the participant’s performance and the degree to which each of the following performance measures have been satisfied: (1) mortgage insurance market share, (2) capital management, (3) mortgage insurance credit quality, (4) expense management, and (5) operating profitability. All payouts will be paid in cash in a lump sum, net of applicable withholdings. Specific quantitative targets were not established for any of the performance measures. Instead, upon the conclusion of the three and four-year performance periods, the Committee will examine our results across the five performance measures and make a final determination regarding the extent to which these objectives were achieved.

In addition to awards under the Executive LTI Plan, our long-term incentive awards for 2009 included stock appreciation rights, settled in cash, and restricted stock, consistent with our objective of providing a complementary mix of total compensation. Since both the stock appreciation rights, settled in cash, and the restricted stock awards vest over a period of time, we believe this enhances our ability to retain executives. In addition, each named executive officer will realize remuneration from stock appreciation rights, settled in cash, only if the price of our common stock appreciates after the date of grant, which supports our goal of tying compensation to stockholder return. Also, by using cash-settled stock appreciation rights, which do not count against the share reserve in our 2008 Equity Plan, we have been able to maintain a greater number of shares for future issuance under our 2008 Equity Plan.

Our board of directors reviewed and approved the equity awards for 2009 as set forth below. Equity awards are not coordinated with the release of material nonpublic information. The Committee does not take the release of such information into account as an element of when to make grants.

2009 Long-Term Incentive Compensation

			Components of 2009 Long-Term Incentive Award(1)
	2009 Long-Term Incentive Target ($ and % of Base Salary)		2009 Long-Term Incentive Award ($ and % of Target)(2)	2009 Target Cash Award ($)	2009 Stock Appreciation Rights Grant (Number of SARs)	2009 Restricted Stock Grant (Number of Shares)
Ibrahim	$2,400,000		$2,795,510	$1,440,000	269,000	231,000
	300%		116%

Bryce	$800,000		$1,200,000	$720,000	134,500	45,000
	200%	(3)	150%

Quint	$573,500		$688,200	$412,920	77,500	26,000
	155%	(4)	120%

DelGatto	$270,000		$297,000	$178,200	33,500	11,500
	90%	(5)	110%

Theobald	$325,000		$357,500	$214,500	40,500	13,500
	125%	(6)	110%

(1)	Long-term incentive awards for each named executive officer were granted based on the recognition of the critical importance of our long-term objectives in driving stockholder return. Long-term incentives are awarded on a prospective basis, focusing executives on the future long-term success of the Company. Based on the goals that were set for each executive at the beginning of 2009, we believe that making awards above target during these times of uncertainty would assist in the alignment of desired behaviors and successful long-term business results.

(2)	For each named executive officer, represents (i) the 2009 target cash award under our Executive LTI Plan and (ii) the grant date fair value of stock appreciation rights and restricted stock granted to such named executive officer.

(3)	Ms. Bryce’s 2009 long-term incentive target was increased from 175% of base salary in 2008 to 200% of base salary in 2009 to improve market competitiveness and to reflect the overall broadening of her role as President of Radian Guaranty. Following the Committee’s granting of her long-term incentive award for 2009, Ms. Bryce’s long-term incentive target was further increased from 200% to 250%.

(4)	Mr. Quint’s 2010 long-term incentive target was increased from 155% to 175% to improve market competitiveness and his mix of compensation and to encourage greater focus on the long-term success of the Company.

(5)	Mr. DelGatto’s long-term incentive target was increased from 83% of base salary in 2008 to 90% of base salary in 2009 to improve his mix of compensation and to encourage greater focus on the long-term success of the Company.

(6)	Mr. Theobald’s long-term incentive target was increased from 100% of base salary in 2008 to 125% of base salary in 2009 to improve market competitiveness and his mix of compensation and to encourage greater focus on the long-term success of the Company. For similar reasons, Mr. Theobald’s 2010 long-term incentive target was further increased from 125% to 150%.

Stock Ownership Guidelines

Consistent with our compensation philosophy, we believe that senior management, including the named executive officers, should have a significant equity investment in Radian to further align their interests and actions with the interests of our stockholders.

Under our Stock Ownership Guidelines, our named executive officers and other officers designated by our Chief Executive Officer are expected to hold shares with a market value equal to at least the values provided below. Unless the officer holds more than this threshold market value of shares, the officer is not permitted to sell shares of our common stock that he or she owns, subject to certain exceptions. The levels of stock ownership are outlined below:

Officer Level	Ownership Guideline
CEO	5 times salary
CFO and President of Radian Guaranty	2.5 times salary
All other designated officers	1.5 times salary

Based on the market value of our common stock as of March 15, 2010, all of our named executive officers met the ownership threshold necessary to sell stock in compliance with our ownership guidelines.

V.	Other Compensation

In addition to the primary components of their compensation, our named executive officers receive additional compensation through their participation in our benefit plans as well as, to a lesser extent, through their receipt of perquisites.

A.    Retirement Compensation

We are committed to providing all of our employees with competitive benefits, including retirement benefits that make sense for their financial security, while positioning us for future growth and improved profitability.

Savings Incentive Plan

The Radian Group Inc. Savings Incentive Plan (the “Savings Plan”) currently serves as the Company’s primary retirement vehicle for our named executive officers and other employees. Effective January 1, 2007, we made certain enhancements to the Savings Plan to, among other things:

•	Allow for the immediate eligibility of new hire participation and provide for the automatic enrollment of eligible employees;

•

Provide for quarterly matching contributions by Radian equal to 100% of employee contributions (up to 6% of eligible pay). Matching contributions are made to a Radian Common Stock Fund and may be funded with cash or shares of our common stock, at our election;

•

Provide for the immediate vesting of our matching contributions (including existing unvested matching contributions attributable to prior periods) and the elimination of restrictions on a participant’s ability to diversify his or her position in matching contributions;

•

Permit our board of directors to make discretionary, pro rata (based on eligible pay) cash allocations to each eligible participant’s account, with vesting upon completion of three years of service with us; and

•

Provide participants who had attained at least five years of service and were active participants on December 31, 2006 in the Pension Plan with yearly cash “transition credits” (initially for up to five years, if employed by us during this time) under the Savings Plan equal to a fixed percentage of their eligible pay, calculated based on a formula that takes into account their age and years of completed vesting service as of January 1, 2007.

Each of our named executive officers participated in the Savings Plan in 2009.

Benefit Restoration Plan

Effective January 1, 2007, we replaced our Supplemental Executive Retirement Plan (“SERP”) with the Benefit Restoration Plan (“BRP”). For additional information regarding the BRP, see “Nonqualified Deferred Compensation—Benefit Restoration Plan” below. The BRP, as amended, is intended to provide additional retirement benefits to our employees that are eligible to participate in the Savings Plan and whose benefits under the Savings Plan are limited by applicable IRS limits on eligible compensation. As compared to the SERP, we believe the BRP better represents our compensation philosophy and objectives, including our goal of enhancing the equitable distribution of benefits among our employees. In particular, we believe the BRP is a better plan for employees and stockholders for the following reasons:

•

Participation is predominately based on compensation earned rather than an employee’s title or position. All employees whose eligible pay exceeds the IRS compensations limit ($245,000 for 2009 and 2010) are eligible to participate in the BRP in the same year in which they exceed the IRS limit. The Company makes annual contributions to each participant’s account based on eligible compensation;

•	Based on plan design, the BRP is dependent on company contributions each year, which makes it more flexible and fiscally responsible for Radian;

•

In determining benefits under the BRP, bonus and commissions will affect a participant’s contribution only for the year in which they occur. As a result, extraordinarily high compensation in one year is not locked into the benefit formula as it was under the SERP; and

•	Unlike the SERP, the BRP permits the investment of contributions in the Radian common stock fund, thus permitting participants to invest in Radian.

B.    Deferred Compensation Plan

We maintain a voluntary deferred compensation plan for our executive officers. The deferred compensation plan allows executive officers to defer (or if amounts were previously deferred, to re-defer subject to certain limitations) all or a portion of their short-term and medium-term incentive awards. Deferring compensation allows executive officers to earn on the deferred amounts a rate of return calculated under different options available to participating executives. The deferred compensation program otherwise complies with the requirements of applicable IRS regulations. None of our named executive officers made contributions to the deferred compensation plan in 2009. See “Nonqualified Deferred Compensation” below.

C.    Perquisites

Perquisites represent an immaterial component of our executive officer compensation. See the 2009 Summary Compensation Table below. In addition to providing parking benefits for certain named executive officers, we provide to our named executive officers an annual flexible spending allowance (equal to $15,000 for the Chief Executive Officer, and $12,500 for each of the other named executive officers) that provides for reimbursement for predefined services and fees not covered under our compensation and benefits programs, including auto leasing, estate planning, financial planning, tax preparation and health/fitness club memberships. We do not provide benefit adjustments or gross-ups on any taxation the executive officer incurs under this plan. The program eliminated individual or separate executive perquisites, and it provides executives access to a wide range of market competitive perquisites.

VI.	Change in Control and Severance Agreements

We have entered into change of control agreements with Messrs. Ibrahim and Quint and Ms. Bryce. The Committee regularly evaluates the on-going need for the existing change of control agreements and has significantly limited the use of change in control agreements throughout our officer population. The Committee believes that the limited use of the change of control agreements is a necessary means for recruiting, motivating and retaining executive officers in the competitive and consolidating industries in which we participate. Having experienced the dislocation caused by a proposed merger with MGIC in 2007, and given the current operating environment, we want our executives’ sole focus to be on our business and the interests of our stockholders. Further, we believe that if we are once again faced with a potential change in control, it will be important that our executives react neutrally and not be influenced by personal financial concerns.

In general, the change of control agreements provide covered executives with two times their base salary and target short-term incentive award (three times for the Chief Executive Officer) in the event their employment is terminated or adversely changed, for reasons other than cause, in connection with a change of control. We believe our change of control agreements, including the amounts provided for, are consistent with market practice, and therefore, assist us in retaining our executive talent.

We believe our change of control agreements should compensate only those executives who are adversely affected by a change of control. As a result, our change of control agreements, including our change of control agreement with Mr. Ibrahim, are “double-trigger” agreements, meaning that we will only make payments to an executive following both a change of control and the termination (or constructive termination) of the executive officer.

Under his existing employment agreement, Mr. Ibrahim would be entitled to severance if his employment is terminated by Radian without cause or if he resigns for good reason. We believe Mr. Ibrahim’s severance provision, including the amounts provided for, are consistent with market practice.

The Company entered into severance agreements with Mr. DelGatto and Mr. Theobald effective through December 31, 2010. Unlike our change of control agreements, these agreements would only be triggered if we terminated the executive’s employment other than for “cause.” These agreements do not provide for severance payments upon a termination by the executive, including for events that otherwise would constitute “good reason” under our change of control agreements. In addition, the potential severance payouts are less than our change of control agreements, at one and a half times base salary and target bonus. The Committee believes that these severance arrangements are critical to secure the continued employment and dedication of these named executive officers in light of the current operating environment. See “Potential Payments Upon Termination of

Employment or Change of Control” below for a detailed discussion, including a quantification of, potential payments to the named executive officers in connection with a termination event, including in connection with a change of control.

VII.	Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Code limits the deductibility of compensation over $1 million paid to a company’s chief executive officer and the four next most highly compensated executive officers. To qualify for deductibility under Section 162(m), compensation in excess of $1 million per year paid to each of these executive officers generally must be “performance-based” compensation as determined under Section 162(m). To be performance-based compensation, the material terms of the performance goals under which the compensation is to be paid must be disclosed to and approved by our stockholders before the compensation is paid. Our 1995 and 2008 Equity Plans were designed to comply with Section 162(m). To the extent determinable and as one of the factors in its consideration of compensation matters, the Committee considers the anticipated tax treatment to us and to the executive officers of various payments and benefits. The Committee retains the right to provide non-deductible compensation if it determines that such action is in our best interests and those of our stockholders. For example, the Executive LTI Plan is designed to motivate, retain, and reward our executives through an unprecedented volatile housing and related credit market cycle. The Committee decided to retain significant discretion in determining whether objectives were achieved for awards under the plan, and, therefore, the awards under the plan will be non-deductible compensation under Section 162(m).

Compensation and Human Resources Committee Report

The Compensation and Human Resources Committee of our board of directors has reviewed the “Compensation Discussion and Analysis” section included above and discussed that analysis with our management. Based on its review and discussions with management, the Committee recommended to our board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into our Annual Report on Form 10-K for the year ended December 31, 2009. This report is provided by the following independent directors, who comprise the committee:

Members of the Compensation and Human Resources Committee

Stephen T. Hopkins (Chairman)

Howard B. Culang

Ronald W. Moore

Anthony W. Schweiger

Director Compensation

The form and amount of director compensation are determined and reviewed annually by the Compensation and Human Resources Committee of our board of directors. The guiding principles for our director compensation program are (i) compensation should be made in proportion to the amount of work required of directors in companies of a comparable size and/or complexity to that of Radian and in light of the current business environment and current market and operating conditions, (ii) directors’ interests should be aligned with the long-term interests of our stockholders, (iii) the structure of the compensation should be transparent so that it can be easily understood by our stockholders, and (iv) compensation should be consistent with director independence.

Directors that are employed by us do not receive additional compensation for serving as a director.

Cash Compensation

All of our non-employee directors other than Mr. Wender receive an annual fee for their services of $32,500. Mr. Wender receives an annual fee of $150,000 for serving as non-executive Chairman, and the chairmen of the following committees are paid the following additional annual fees:

Audit and Risk Committee (Mr. Carney) – $25,000

Compensation and Human Resources Committee (Mr. Hopkins) – $15,000

Credit Committee (Mr. Culang) – $25,000

Governance Committee (Mr. Schweiger) – $10,000

Finance and Investment Committee (Mr. Moore) – $10,000

Each non-employee director, including Mr. Wender, also receives a $2,000 fee for each board meeting or committee meeting attended. All annual fees are paid quarterly in advance, and all meeting fees are paid quarterly in arrears. The fees set forth in the 2009 Director Compensation table below represent amounts paid to our directors in 2009, including for meetings held in the fourth quarter of 2008.

As described below in “Nonqualified Deferred Compensation,” we maintain a deferred compensation plan for our non-employee directors. The deferred compensation plan allows non-employee directors to defer (or if amounts were previously deferred, to re-defer subject to certain limitations) receipt of all or a portion of their cash compensation and earn a selected rate of return on such amounts. Our non-employee directors are not entitled to participate in our retirement plans.

Equity Compensation

Each of our non-employee directors is entitled to an annual equity award with a grant date fair market value of $115,000. In addition, Mr. Wender is entitled to an additional annual equity award with a grant date fair market value of $100,000 for serving as Chairman. We granted the annual equity awards to our non-employee directors in May, 2009 in the form of cash-settled restricted stock units. These awards were granted under our 2008 Equity Plan and vest in their entirety three years from the date of grant or earlier upon the director’s retirement, death or disability. In addition, vesting also may be accelerated under certain circumstances if the non-employee director has a separation from service following a change of control. Upon the conversion date of the restricted stock units (generally defined as a director’s termination of service with us), our non-employee directors will be entitled to a cash amount equal to the then fair market value of the vested restricted stock units. The restricted stock units do not entitle our non-employee directors to voting or dividend rights.

Between 1999 and 2008, we awarded annual equity grants to our non-employee directors in the form of phantom stock to be settled in common shares. These awards were fully vested at the time of grant, with the exception of the 2008 award, which vests three years from the date of grant or earlier upon a director’s retirement, death or disability. Before 1999, our directors received equity awards in the form of non-qualified stock options.

Each director may defer the conversion of his or her phantom shares into common shares or restricted stock units into cash pursuant to the deferred compensation plan for our non-employee directors.

Our board of directors views equity ownership in Radian as an important means of accomplishing the alignment of directors’ and stockholders’ interests. Each non-employee director is therefore expected to hold a minimum direct investment in Radian equal to a market value of at least $350,000. Unless a director holds more than this threshold market value, that director is not permitted to sell shares or other holdings that he or she owns, subject to certain exceptions.

In addition to the amounts reported above, we also pay for or reimburse directors for travel expenses related to attending board, committee or other company business meetings and approved educational seminars.

The following table provides information about compensation paid to each of our non-employee directors in 2009.

2009 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Herbert Wender	230,000	215,000	445,000
David C. Carney	139,500	115,000	254,500
Howard B. Culang	103,500	115,000	218,500
Stephen T. Hopkins	117,500	115,000	232,500
James W. Jennings	106,500	115,000	221,500
Ronald W. Moore	100,500	115,000	215,500
Jan Nicholson	102,500	115,000	217,500
Robert W. Richards	98,500	115,000	213,500
Anthony W. Schweiger	106,100	115,000	221,100

(1)	Represents the grant date fair value of awards computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718). Each of our non-employee directors was awarded 42,910 restricted stock units on May 13, 2009, with a grant date fair market value of approximately $115,000. In addition, Mr. Wender received an additional award of 37,313 restricted stock units with a grant date fair market value of approximately $100,000. The grant date fair market value of restricted stock units is calculated by using the closing price of our common stock on the NYSE as of the grant date ($2.68 on May 13, 2009).

As of December 31, 2009, each of our non-employee directors held the following number of non-qualified stock options, shares of phantom stock and restricted stock units:

Name	Non-Qualified Stock Options (#) (*)	Shares of Phantom Stock (#) (**)	Restricted Stock Units (#)
Mr. Wender	42,750	56,847	80,223
Mr. Carney	9,600	58,920	42,910
Mr. Culang	9,600	58,094	42,910
Mr. Hopkins	9,600	58,094	42,910
Mr. Jennings	9,600	58,920	42,910
Mr. Moore	9,600	58,920	42,910
Ms. Nicholson	0	54,806	42,910
Mr. Richards	9,600	58,920	42,910
Mr. Schweiger	4,800	58,920	42,910

*	The exercise price of these options range from $27.19 to $35.81.

**	Includes dividend equivalents to be issued upon termination of service. All directors are currently eligible to retire.

Executive Compensation

The 2009 Summary Compensation Table below describes our compensatory and other arrangements with (1) Mr. Ibrahim, our principal executive officer, (2) Mr. Quint, our principal financial officer, and (3) Ms. Bryce and Messrs. DelGatto and Theobald, our three most highly compensated executive officers (other than our principal executive officer and principal financial officer) serving as executive officers at December 31, 2009. Except as noted, the tables below provide information on compensation related to service during each of 2007 through 2009 fiscal years, whether paid during that year or thereafter.

2009 Summary Compensation Table

Name And Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($) (2)	Non- Equity Incentive Plan Compen- sation ($) (1)	Nonqualified Deferred Compensation Earnings ($) (3)	All Other Compen- sation ($) (4)	Total ($)
Sanford A. Ibrahim	2009	800,000	630,000	634,590	589,110	*	0	175,260	2,828,960
Chief Executive Officer (Principal Executive Officer)	2008	800,000	0	213,280	323,005	*	0	122,495	1,458,780
	2007	791,346	*	2,976,000	0	0	9,772	146,487	3,923,605

C. Robert Quint	2009	370,000	200,000	69,680	169,725	*	0	59,904	869,309
Executive V.P., Chief Financial Officer (Principal Financial Officer)	2008	370,000	0	25,544	38,556	*	0	61,973	496,073
	2007	370,000	*	59,520	0	185,000	47,442	63,474	725,436

Teresa A. Bryce	2009	400,000	225,000	120,600	294,555	*	0	49,289	1,089,444
President, Radian Guaranty	2008	383,846	0	62,248	94,220	*	0	67,477	607,791
	2007	315,000	*	776,400	0	230,000	0	101,002	1,422,402

Lawrence C. DelGatto	2009	300,000	125,000	30,820	73,365	*	0	45,447	574,632
Executive V.P., Chief Information Officer	2008	300,000	150,000	11,160	16,852	*	0	31,692	509,704

H. Scott Theobald	2009	260,000	100,000	36,180	88,695	*	0	49,933	534,808
Executive V.P., Chief Risk Officer, Radian Guaranty	2008	260,000	88,400	17,360	26,300	*	0	38,451	430,511

*	Not applicable to named executive officer. See Note 1 below.

(1)	Represents the short-term incentive awards paid to each of our named executive officers for 2009 and 2008 performance. Prior to 2008, awards under our short-term incentive program were reported as non-equity incentive plan compensation due to the nature of the awards. For additional information, see “Compensation Discussion and Analysis – Primary Components of Compensation – Short-Term and Medium-Term Incentive Program.” The non-equity incentive plan award for 2007 performance was paid in early 2008.

(2)	Represents the grant date fair value of the award computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718). Grant date fair value is calculated as follows: (i) for restricted stock, by using the last price of our common stock on the NYSE as of the date of grant ($2.68 on May 13, 2009 and $2.79 on May 16, 2009), and (ii) for cash-settled stock appreciation rights, by using the Monte Carlo model ($2.19 on May 13, 2009). The Monte Carlo model generates a number of stock price paths to develop a reasonable estimate of a future expected stock price based on the expected remaining term of the award; the expected volatility of our common stock during the remaining term of the award based on our historical stock price; and a risk-free interest rate for the remaining expected term of the award.

(3)	For amounts reported for 2007 compensation, represents the change in pension value during the period December 31, 2006 to December 31, 2007.

(4)	For 2009, “All Other Compensation” includes the following amounts:

•

Matching contributions and other amounts credited under our Savings Plan for the benefit of the named executive officers in the following amounts: Mr. Ibrahim—$14,700; Mr. Quint—$24,500; Ms. Bryce—$14,700; Mr. DelGatto—$14,700; and Mr. Theobald—$22,050.

•

Contributions by us under our BRP for the benefit of the named executive officers in the following amounts: Mr. Ibrahim—$66,600; Mr. Quint—$12,500; Ms. Bryce—$9,300; Mr. DelGatto—$7,800; and Mr. Theobald—$7,200.

•

The dollar value of imputed income from premiums and any related tax gross-up paid by us for long-term disability insurance for the benefit of the named executive officers in the following amounts: Mr. Ibrahim—(imputed income of $8,558, plus a tax gross-up of $6,592); Mr. Quint—(imputed income of $5,032, plus a tax gross-up of $3,808); Ms. Bryce—(imputed income of $2,602, plus a tax gross-up of $2,004); Mr. DelGatto—(imputed income of $2,459, plus a tax gross-up of $1,861); and Mr. Theobald—(imputed income of $3,247, plus a tax gross-up of $2,458).

•

The dollar value of imputed income from premiums and any related tax gross-up paid by us under life insurance policies on the lives of the named executive officers in the following amounts: Mr. Ibrahim—(imputed income of $10,725, plus a tax gross-up of $8,261); Mr. Quint—(imputed income of $2,514, plus a tax gross-up of $1,903); Ms. Bryce—(imputed income of $3,013, plus a tax gross-up of $2,321); Mr. DelGatto—(imputed income of $2,479, plus a tax gross-up of $1,876); and Mr. Theobald—(imputed income of $1,291, plus a tax gross-up of $977).

•	The dollar value of dividends paid on restricted stock in the following amounts: Mr. Ibrahim—$3,093; Mr. Quint—$398; Ms. Bryce—$528; Mr. DelGatto—$212; and Mr. Theobald—$210.

•

Due to the significant volatility in the price of our common stock in 2008, we depleted the shares available for issuance under the 1997 Employee Stock Purchase Plan and certain participants reached their IRS limit on the maximum number of shares permitted to be issued to them in the 2008 offering periods. In March 2009, we made a cash payment to these participants in an amount equal to what they would have earned had they been permitted to continue contributing to such plan for the duration of the offering periods. Payments to our named executive officers were in the following amounts: Mr. Ibrahim—$56,731; and Ms. Bryce—$12,113.

•	The cost to us of providing the following perquisites to the named executive officers in 2009:

2009 Perquisite	Mr. Ibrahim	Mr. Quint	Ms. Bryce	Mr. DelGatto	Mr. Theobald
Parking Benefits	$0	$1,560	$0	$1,560	$0
Executive Flexible Spending Account Plan*	0	7,689	2,708	12,500	12,500

Total	$0	$9,249	$2,708	$14,060	$12,500

*	Represents fees reimbursed by us under our Executive Flexible Spending Account Plan for auto leasing, estate planning, tax preparation and health/fitness club memberships.

2009 Grants of Plan Based Awards

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)		All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Under- lying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
		Target ($)	Maximum ($)
Mr. Ibrahim	05/13/09	1,440,000	4,320,000
	05/13/09			90,000			241,200
	05/13/09				269,000	2.68	589,110
	05/16/09			141,000			393,390
Mr. Quint	05/13/09	412,920	1,238,760
	05/13/09			26,000			69,680
	05/13/09				77,500	2.68	169,725
Ms. Bryce	05/13/09	720,000	2,160,000
	05/13/09			45,000			120,600
	05/13/09				134,500	2.68	294,555
Mr. DelGatto	05/13/09	178,200	534,600
	05/13/09			11,500			30,820
	05/13/09				33,500	2.68	73,365
Mr. Theobald	05/13/09	214,500	643,500
	05/13/09			13,500			36,180
	05/13/09				40,500	2.68	88,695

(1)	Represents the target and maximum dollar amounts that may be earned for awards granted in 2009 under our Executive LTI Plan to each of the named executive officers. Payouts, if any, will be paid in cash in a lump sum, net of applicable withholdings. There is no threshold amount under the Executive LTI Plan. Maximum achievement can result in an award of up to 300% of target, while performance below pre-established goals and objectives can result in a less-than target award and may result in no award. For more information regarding these awards, see “Compensation Discussion and Analysis – Primary Components of Compensation – Long-Term Incentive Program.”

(2)	Represents shares of restricted stock granted under our 2008 Equity Plan to each of the named executive officers. Dividends are paid on these shares of restricted stock, which will vest 50% on the third anniversary of the date of grant and 50% on the fourth anniversary of the date of grant. For more information regarding these awards, see “Compensation Discussion and Analysis – Primary Components of Compensation – Long-Term Incentive Program.”

(3)	Represents cash-settled stock appreciation rights granted under our 2008 Equity Plan to each of the named executive officers. Each grant vests 50% on the third anniversary of the date of grant and 50% on the fourth anniversary of the date of grant. For more information regarding these awards, see “Compensation Discussion and Analysis – Primary Components of Compensation – Long-Term Incentive Program.”

(4)	Represents the grant date fair value of the award computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718). Grant date fair value is calculated as follows: (i) for restricted stock, by using the last price of our common stock on the NYSE as of the date of grant ($2.68 on May 13, 2009 and $2.79 on May 16, 2009), and (ii) for cash-settled stock appreciation rights, by using the Monte Carlo model ($2.19 on May 13, 2009). The Monte Carlo model generates a number of stock price paths to develop a reasonable estimate of a future expected stock price based on the expected remaining term of the award; the expected volatility of our common stock during the remaining term of the award based on our historical stock price; and a risk-free interest rate for the remaining expected term of the award.

The following table provides information regarding all equity awards outstanding at December 31, 2009 for each of the named executive officers.

Outstanding Equity Awards at 2009 Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Mr. Ibrahim	60,000	0		46.39	05/05/12
	26,850	8,950	(1)	56.03	02/07/13
						50,000	(2)	365,500
	0	253,000	(3)	2.48	08/07/15
						86,000	(4)	628,660
						90,000	(5)	657,900
						141,000	(6)	1,030,710
	0	269,000	(7)	2.68	05/13/14

Mr. Quint	29,970	0		35.81	11/06/11
	30,000	0		35.79	01/30/13
	20,000	0		45.95	02/10/14
	12,700	0		48.39	02/08/12
	11,475	3,825	(8)	56.03	02/07/13
						10,000	(9)	73,100
	0	30,200	(10)	2.48	08/07/15
						10,300	(11)	75,293
						26,000	(12)	190,060
	0	77,500	(13)	2.68	05/13/14

Ms. Bryce						2,000	(14)	14,260
						11,000	(15)	80,410
	0	73,800	(16)	2.48	08/07/15
						25,100	(17)	183,481
						45,000	(18)	328,950
	0	134,500	(19)	2.68	05/13/14

Mr. DelGatto	9,000	0		48.39	02/08/12
	11,250	3,750	(20)	56.03	02/07/13
						3,840	(21)	28,070
						4,250	(22)	31,068
	0	13,200	(23)	2.48	08/07/15
						4,500	(24)	32,895
						11,500	(25)	84,065
	0	33,500	(26)	2.68	05/13/14

Mr. Theobald	1,250	0		35.79	01/30/13
	4,350	0		45.95	02/10/14
	6,000	0		48.39	02/08/12
	4,875	1,625	(27)	56.03	02/07/13
						3,960	(28)	28,948
	21,800	10,900	(29)	20.34	09/14/14
	0	20,600	(30)	2.48	08/07/15
						7,000	(31)	51,170
						13,500	(32)	98,685
	0	40,500	(33)	2.68	05/13/14

(1)	All 8,950 unvested options granted to Mr. Ibrahim vested on February 7, 2010.

(2)	All 50,000 restricted shares granted to Mr. Ibrahim will vest on May 8, 2010.

(3)	126,500 of the 253,000 unvested options granted to Mr. Ibrahim will vest on each of the following dates: August 7, 2011 and 2012.

(4)	43,000 of the 86,000 restricted shares granted to Mr. Ibrahim will vest on each of the following dates: August 7, 2011 and 2012.

(5)	45,000 of the 90,000 restricted shares granted to Mr. Ibrahim will vest on each of the following dates: May 13, 2012 and 2013.

(6)	70,500 of the 141,000 restricted shares granted to Mr. Ibrahim will vest on each of the following dates: May 16, 2012 and 2013

(7)	134,500 of the cash-settled stock appreciation rights granted to Mr. Ibrahim will vest on each of the following dates: May 13, 2012 and 2013.

(8)	All 3,825 unvested options granted to Mr. Quint vested on February 7, 2010.

(9)	All 10,000 restricted shares granted to Mr. Quint will vest on May 8, 2010.

(10)	15,100 of the 30,200 unvested options granted to Mr. Quint will vest on each of the following dates: August 7, 2011 and 2012.

(11)	5,150 of the 10,300 restricted shares granted to Mr. Quint will vest on each of the following dates: August 7, 2011 and 2012.

(12)	13,000 of the 26,000 restricted shares granted to Mr. Quint will vest on each of the following dates: May 13, 2012 and 2013.

(13)	38,750 of the 77,500 cash-settled stock appreciation rights granted to Mr. Quint will vest on each of the following dates: May 13, 2012 and 2013.

(14)	All 2,000 restricted shares granted to Ms. Bryce vested on February 5, 2010.

(15)	All 11,000 restricted shares granted to Ms. Bryce will vest on May 8, 2010.

(16)	36,900 of the 73,800 unvested options granted to Ms. Bryce will vest on each of the following dates: August 7, 2011 and 2012.

(17)	12,550 of the 25,100 restricted shares granted to Ms. Bryce will vest on each of the following dates: August 7, 2011 and 2012.

(18)	22,500 of the 45,000 restricted shares granted to Ms. Bryce will vest on each of the following dates: May 13, 2012 and 2013.

(19)	67,250 of the 134,500 cash-settled stock appreciation rights granted to Ms. Bryce will vest on each of the following dates: May 13, 2012 and 2013.

(20)	All 3,750 unvested options granted to Mr. DelGatto vested on February 7, 2010.

(21)	All 3,840 restricted shares granted to Mr. DelGatto vested on February 5, 2010.

(22)	All 4,250 restricted shares granted to Mr. DelGatto will vest on May 8, 2010.

(23)	6,600 of the 13,200 unvested options granted to Mr. DelGatto will vest on each of the following dates: August 7, 2011 and 2012.

(24)	2,250 of the 4,500 restricted shares granted to Mr. DelGatto will vest on each of the following dates: August 7, 2011 and 2012.

(25)	5,750 of the 11,500 restricted shares granted to Mr. DelGatto will vest on each of the following dates: May 13, 2012 and 2013.

(26)	16,750 of the 33,500 cash-settled stock appreciation rights granted to Mr. DelGatto will vest on each of the following dates: May 13, 2012 and 2013.

(27)	All 1,625 unvested options granted to Mr. Theobald vested on February 7, 2010.

(28)	All 3,960 restricted shares granted to Mr. Theobald vested on February 5, 2010.

(29)	All 10,900 unvested options granted to Mr. Theobald will vest on September 14, 2010.

(30)	10,300 of the 20,600 unvested options granted to Mr. Theobald will vest on each of the following dates: August 7, 2011 and 2012.

(31)	3,500 of the 7,000 restricted shares granted to Mr. Theobald will vest on each of the following dates: August 7, 2011 and 2012.

(32)	6,750 of the 13,500 restricted shares granted to Mr. Theobald will vest on each of the following dates: May 13, 2012 and 2013.

(33)	20,250 of the cash-settled stock appreciation rights granted to Mr. Theobald will vest on each of the following dates: May 13, 2012 and 2013.

Option Exercises and Stock Vested During 2009

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Mr. Ibrahim	0	0	3,600	11,592
Mr. Quint	0	0	0	0
Ms. Bryce	0	0	8,000	43,600
Mr. DelGatto	0	0	1,500	4,830
Mr. Theobald	0	0	0	0

(1)	Represents the aggregate market value of the shares on the vesting date.

Pension Plan

We previously maintained a noncontributory defined benefit pension plan, which was tax-qualified under Section 401(a) of the Code, covering substantially all of our full-time employees. Effective December 31, 2006, as part of a restructuring of our retirement programs, we (1) froze all benefits accruing under the Pension Plan and (2) suspended all forms of future participation under the Pension Plan. On February 5, 2007, we approved the termination of the Pension Plan, effective June 1, 2007, subject to regulatory approval. In September 2008, we distributed the lump sum value of accrued benefits to participants. At their election, participants could roll such amounts into our Savings Plan or another employer’s qualified plan, or receive a distribution in a lump sum or in the form of a deferred or immediate annuity.

Nonqualified Deferred Compensation

Directors and Officers Deferred Compensation Plans

We maintain a voluntary deferred compensation plan for senior officers and a voluntary deferred compensation plan for our non-employee directors. The voluntary deferred compensation plans allow (1) senior officers to defer receipt of all or a portion of their short-term and medium-term incentive awards, and (2) non-employee directors to defer receipt of all or a portion of their cash compensation and/or the conversion date of their equity compensation. Under the plans, a participant must make a binding written election before the year in which compensation is earned to defer payment of such compensation for at least two full calendar years beyond the year in which such compensation would have been paid absent this election.

Participants may also elect to further defer, or re-defer, amounts previously deferred under the plans. With respect to the officer plan, for amounts deferred in 2004 or earlier, participants may elect to roll over or re-defer such amounts for an additional period of not less than two years by making a binding election before the year in which such amounts are payable. Except as provided below, for amounts deferred after 2004 under the officer plan and for all amounts deferred under the director plan, the minimum roll over period is five years and the binding election to re-defer must be made at least one year before the year in which the benefit is payable. The difference in treatment for amounts deferred in 2004 and earlier under the officer plan is designed to comply with the grandfather rules under Section 409A of the Code.

For amounts deferred and invested in the plans on or prior to January 1, 2008, participants could elect as a rate of return one of the following: (1) 200 basis points above the U.S. 30-year Treasury rate (the “Treasury Return”), (2) Radian’s return on equity (positive or negative) (the “ROE Return”) or (3) the return on Radian’s common stock (positive or negative) (the “Common Stock Return”). The ROE Return (which could be positive or negative) was calculated using: (i) Radian’s net income or loss divided by (ii) the average of the common stockholders’ equity calculated as of the first day of the year and the last day of the year. The Common Stock Return is calculated as the change in the value of our common stock (positive or negative) for the year. Subject to certain limitations, we made a matching contribution for those participants electing the Common Stock Return equal to 20% of the amount deferred.

Effective January 1, 2008, we amended the voluntary deferred compensation plans to change the rate of return options available to participants under the plans by: (1) eliminating the ROE Return as an investment alternative for both new, previously deferred and re-deferred amounts; (2) eliminating, for investment elections effective on or after January 1, 2008, the Common Stock Return and the Treasury Return (although participants could continue these investment alternatives for investment elections in effect before January 1, 2008), and (3) providing that all amounts deferred or re-deferred effective on or after January 1, 2008, all deferred amounts previously subject to the ROE Return and, at the participant’s direction, all other previously deferred amounts would be credited with an investment return based on one or more investment funds designated by the Committee and selected by the participant (the “Fund Return”). As a result, participants who had invested in the Treasury Return or the Common Stock Return could elect to remain in these investments with respect to amounts previously deferred or could move their investments to the Fund Return. In addition, amounts invested in the ROE Return were re-invested in the Fund Return, in conjunction with the elimination of the ROE Return as an investment alternative. The Committee has designated each of the investment alternatives currently available under our Savings Plan, except for the Radian Common Stock Fund, as notional investments that may be selected by a participant for purposes of the Fund Return.

Also effective January 1, 2008, participants were permitted to change their investment elections among the available investment alternatives with such changes generally to be effective on the first day of the month following the date of such election. Participants who become inactive (generally because their term of employment or service on the board ends) after January 1, 2008 will be credited with earnings based on the return of a hypothetical bond fund designated by the Committee, while participants who became inactive before January 1, 2008 are credited with a return as follows: (1) for former directors, the average yield on 5-year U.S. Treasury Notes plus 100 basis points and (2) for former officers, (a) the average yield on 5-year U.S. Treasury Notes plus 100 basis points if their relationship with Radian terminated due to their death, disability or retirement or (b) the average yield on 30-year U.S. Treasury Notes if their relationship with Radian terminated for any other reason.

Participants’ accounts are distributed at the dates specified in their deferral election forms or, in certain cases, upon an earlier termination of employment or service. In addition, under the officer plan, amounts deferred in 2004 or earlier may be withdrawn by the participant at any time, but only in an amount equal to the entire amount of such deferral, plus earnings and losses, and less a 10% early withdrawal penalty. A participant may not defer or re-defer any amounts under the plans following the participant’s early withdrawal of any amounts. Payouts with respect to early withdrawals for amounts deferred prior to 2004 and for which participants opted for the ROE Return were calculated based on an annualization of the year-to-date return on equity as of the end of the last completed quarter prior to the early termination election.

The voluntary deferred compensation plans were amended in 2008 to permit participants to make a one-time election to change the timing, and/or form, of the distribution elections that were in place with respect to non-grandfathered amounts. As discussed above, “non-grandfathered amounts” include all amounts deferred under the director plan and any amounts deferred after 2004 under the officer plan. As permitted under Section 409A of the Code, the elections made pursuant to this one-time opportunity did not have to comply with the timing requirements discussed above. However, participants were not permitted to change distribution elections to the extent that such change would (i) postpone any distribution that was scheduled to be paid to the participant in 2008, or (ii) cause distributions that were scheduled to be paid in a later year to be accelerated into 2008. Each director and former director participating in the director plan elected to accelerate the distribution of all amounts deferred under the director plan into 2009. Likewise, many of the senior officers participating in the officer plan elected to accelerate the distribution of all non-grandfathered amounts deferred under the officer plan into 2009. In January 2009, we distributed all amounts that were accelerated by participants other than amounts invested in the Common Stock Return. Amounts accelerated that were invested in the Common Stock Return were distributed in February 2009. The election described above was designed to comply with the transition rules of Section 409A of the Code.

Deferring compensation defers income tax liability on that compensation until it is paid to the participant. The plans are not funded and the amounts deferred are not segregated from our general assets. Accordingly, participants in each plan are general unsecured creditors of Radian with respect to the amounts due under the plans.

Benefit Restoration Plan

In 1997, we adopted a nonqualified supplemental executive retirement plan for selected senior officers of Radian and our participating subsidiaries. The SERP was intended to provide these officers with retirement benefits that supplement the Pension Plan. As part of the restructuring of our retirement program, we terminated the SERP, effective December 31, 2006, and adopted a new nonqualified BRP, effective January 1, 2007. The value of participants’ bookkeeping accounts under the SERP was transferred to the BRP, effective January 1, 2007.

Participants in the BRP are entitled, among other things, to the following:

•	Each participant in the SERP at December 31, 2006 received an initial balance in the BRP equal to the then-present value of the participant’s SERP benefit as of such date.

•

For each plan year, we contribute to each participant’s account (regardless of whether the participant contributed any amount to the Savings Plan during the plan year) an amount equal to 6% (12% for Mr. Ibrahim in accordance with his employment agreement) of the participant’s “eligible compensation,” defined generally as base salary (including commission income, if applicable) in excess of applicable IRS limits with regard to contributions to the Savings Plan, plus limited bonus and commissions.

•

For each participant eligible to receive a transition credit under the Savings Plan, we have provided an additional transition credit under the BRP based on each participant’s eligible compensation under the BRP.

•	Our board of directors also may make discretionary, pro rata (based on eligible compensation) contributions to participants under the BRP.

Participants are immediately vested in all amounts contributed by us (along with any income and gains attributable to the contributions) as part of the 6% company contribution and transition credits. Discretionary contributions, if any, generally vest upon completion of three years of service with us, and amounts carried over from the SERP generally vest upon ten years of service with us, in each case, with credit for those years of service completed prior to receipt of such contributions. Under Mr. Ibrahim’s employment agreement (See “Potential Payments Upon Termination of Employment or Change of Control – Compensation Related Agreements – Employment Agreement with Mr. Ibrahim” below), Mr. Ibrahim will fully vest in the amount of his accrued benefit under the BRP upon his completion of five full years of service with Radian.

A participant’s interest in the BRP is an unfunded bookkeeping account that the participant may elect to invest in any of several notional investment alternatives, which are based on those investment alternatives currently available under our Savings Plan. Participants are not permitted to make voluntary contributions under the BRP. Payouts under the plan begin following the participant’s separation from service.

2009 Nonqualified Deferred Compensation

Name	Plan Name(1)	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)(3)	Aggregate Balance at Last FYE ($)
Mr. Ibrahim	DCP	0	0	72,405	0	395,342
	BRP	*	72,092	134,311	0	624,449

Mr. Quint	DCP	0	0	0	879,071	0
	BRP	*	15,423	69,155	0	505,999

Ms. Bryce	DCP	0	0	0	0	0
	BRP	*	16,142	7,547	0	40,572

Mr. DelGatto	DCP	0	0	0	66,854	0

	BRP	*	9,392	7,228	0	61,437

Mr. Theobald	DCP	0	0	0	0	0
	BRP	*	9,675	2,185	0	25,338

*	Not applicable – Participants are not permitted to make voluntary contributions under the BRP.

(1)	The Radian Voluntary Deferred Compensation Plan for Officers (the “DCP”) and the Radian Group Inc. Benefit Restoration Plan (“BRP”).

(2)	In accordance with his employment agreement, each of Mr. Ibrahim’s first five years of service with Radian count as two years for benefit accrual (but not vesting) under the BRP. Because we report awards in the Summary Compensation Table for the year in which they are earned, the BRP contributions referenced above (paid in 2009 for 2008) are also included in both the “All Other Compensation” and “Total” columns of the 2009 Summary Compensation Table for 2008 compensation.

(3)	These amounts presented for 2009 under the DCP represent an acceleration of the distribution of deferred amounts in 2009 pursuant to the one-time election permitted by the transition rules of Section 409A.

Potential Payments Upon Termination of Employment or Change of Control

This section describes the various employment and change of control agreements that we have entered into with each of our named executive officers as well as our other plans and arrangements.

Compensation Related Agreements

Employment Agreement with Mr. Ibrahim.    On May 5, 2008, we entered into a new employment agreement with Mr. Ibrahim, providing for an employment term commencing on May 5, 2008 and ending on May 3, 2011.

Under the agreement, Mr. Ibrahim continues to serve as the Chief Executive Officer of Radian and will receive an annual base salary of $800,000, which will be subject to annual adjustment by the independent members of our board of directors. His annual target short-term cash incentive award will be at least 1.75 times his annual base salary, and his target long-term equity incentive compensation for each year will be at least three times his annual base salary. Under the agreement, Mr. Ibrahim is to be nominated as a member of our board of directors during the term of the agreement. If a change of control occurs, the term of Mr. Ibrahim’s agreement will be automatically extended to the later of (1) two years from the date of the change of control or (2) the end of the then current term. Either party may terminate the employment agreement with appropriate notice, subject to the terms of the agreement.

If Mr. Ibrahim’s employment terminates on account of his retirement after five years of service with Radian, death or disability, if we terminate his employment without cause (as defined in the agreement and as set forth following the footnotes to the tables below), or if he terminates employment for good reason (as defined in the agreement and as set forth following the footnotes to the tables below), we will permit Mr. Ibrahim and his wife to elect continued medical coverage under our group medical plan for a period of time (and subject to certain conditions) as set forth in the employment agreement and as discussed in footnote 8 to the tables below. As an alternative to continuing coverage under our group medical plan, we may provide coverage under a fully insured medical policy at our expense.

Pursuant to his employment agreement, Mr. Ibrahim will receive severance benefits if his employment is terminated by Radian without cause or if he resigns for good reason. If Mr. Ibrahim’s employment is terminated without cause or he resigns for good reason before a change of control, he will receive the following severance benefits: (1) two times the sum of his base salary (payable as follows: the maximum amount that may be paid under the “separation pay” exception of section 409A of the Code ($490,000 for 2010) to be paid in 12 equal monthly installments following Mr. Ibrahim’s termination, with the remainder to be paid in a lump sum between March 1st and 15th of the calendar year following his termination) and target annual bonus for the year of termination (payable in a lump sum between March 1st and 15th of the calendar year following Mr. Ibrahim’s termination), (2) a pro-rated target bonus for the year of termination (payable in a lump sum within 60 days of his termination date or, if Mr. Ibrahim previously made a deferral election with respect to his short-term incentive award, in accordance with the terms of his deferral election), (3) continued medical coverage as described above and in footnote 8 to the tables below, and (4) full vesting of equity awards as described in footnotes 3, 4 and 5 to the tables below. If Mr. Ibrahim’s employment is terminated without cause or if he resigns for good reason on or after a change of control, the multiplier for (1) above increases to three times his base salary and target annual bonus and the full cash severance will be paid within 60 days of Mr. Ibrahim’s termination date. The severance benefits are conditioned on Mr. Ibrahim executing a release of claims against Radian and its affiliates.

If an excise tax under section 4999 of the Code will be triggered by any payments upon a change of control, and if the payments are at least 110% of the threshold amount that triggers the excise tax under section 4999 of the Code, we will pay a gross-up amount to Mr. Ibrahim so that the amount he retains after tax is equal to the after-tax amount he would have retained had no excise tax applied. If we do not pay the gross-up amount because the payments are below the threshold, we will reduce payments under Mr. Ibrahim’s employment agreement to the maximum amount that can be paid under sections 280G and 4999 of the Code without imposition of the excise tax, if the net after-tax amount that Mr. Ibrahim would receive after the reduction is equal to or greater than the net after-tax amount he would receive without the reduction.

Under his employment agreement, Mr. Ibrahim has agreed not to compete with us and not to solicit our employees or customers for a period of 12 months following termination of employment for any reason.

Change of Control Agreements.    We have entered into change of control agreements with Mr. Quint and Ms. Bryce. The change of control agreements provide that if, within two years after a change of control of Radian (as defined in the agreements and as set forth following the footnotes to the tables below), the executive’s employment is terminated (a “qualifying termination”): (1) by us for any reason, other than (a) the executive’s continued illness, injury or incapacity for a period of twelve consecutive months or (b) for cause (as defined in the agreements and as set forth following the footnotes to the tables below); or (2) by the executive for good reason (as defined in the agreement and as set forth following the footnotes to the tables below), the executive would be entitled to a lump-sum cash payment (payable within 15 days of the executive’s termination) equal to two times the sum of (x) the executive’s then-current base salary and (y) for Ms. Bryce, her target bonus for the year in which her termination occurs, and for Mr. Quint, his maximum cash incentive award eligibility for the year in which his termination occurs. Following the initial term, each agreement automatically extends for successive one-year terms unless terminated by either party. Under Ms. Bryce’s change of control agreement, for a period of one year following her qualifying termination, Ms. Bryce may not, directly or indirectly, solicit our employees and is required to perform consulting services as may be requested by our Chief Executive Officer or our board of directors.

Severance Agreements.    We entered into severance agreements with Mr. DelGatto and Mr. Theobald. These agreements provide that if the executive’s employment is terminated by us for any reason other than for cause (as defined in the agreements and as set forth following the footnotes to the tables below) at any time prior to December 31, 2010, the executive would be entitled to severance payments equal to: (1) 78 weeks of the executive’s base salary (payable in bi-weekly installments, beginning within 15 days after the executive’s termination); and (2) an amount equal to 150% of the executive’s short-term incentive target for the year in which termination occurs (payable in a single lump sum within 15 days after termination). To receive any payment of severance under these agreements, Mr. DelGatto and Mr. Theobald would be required to execute a general release of claims against us and our affiliates.

Payments and Benefits Upon Termination or Change of Control

The following tables describe, for each of our named executive officers, the potential payments and benefits to which the officer would be entitled under his or her employment, change of control or severance agreement, as the case may be, and our other plans and arrangements, in the event of the triggering events listed in each column.

The amounts in each column are not mutually exclusive, and amounts in one column may be repeated or included within the amounts in another. Unless otherwise specified, the information set forth in the tables below is estimated as of December 31, 2009, and assumes that a change of control of Radian or termination of the named executive officer’s employment with us, as the case may be, took place as of such date. The abbreviation “COC” in the tables refers to a “change of control” of Radian as defined for purposes of the applicable plan or agreement.

Sanford A. Ibrahim

Payments and Benefits	Voluntary Termination/ For Cause Termination/ Retirement (1) ($)	Termination Without Cause/ Resignation For Good Reason (No COC) ($)	COC Without Termination ($)	Termination Without Cause/ Resignation For Good Reason (In Connection with COC) ($)	Death or Disability ($)
Cash Severance:
Base Salary	0	1,600,000	0	2,400,000	0
Bonus	0	4,200,000	0	5,600,000	0
STI/MTI(2):	0	1,260,000	0	1,260,000	1,260,000
Acceleration under Equity & Cash Based Performance Plans:
Stock Options (Unvested and Accelerated)(3)	0	1,221,990	1,221,990	1,221,990	1,221,990
Restricted Stock (Unvested and Accelerated)(4)	0	2,682,770	628,660	2,682,770	2,682,770
Stock Appreciation Rights (Unvested and Accelerated)(5)	0	1,245,470	0	1,245,470	1,245,470
Cash-Based Performance Award (2008-2011 Performance)(6)	0	0	2,400,000	2,400,000	2,400,000
Cash-Based Performance Award (2009-2013 Performance)(6)	0	0	0	1,440,000	1,440,000

Plans(7), Benefits and Perquisites:
Continued Health and Welfare Benefits(8)	0	137,452	0	137,452	78,663
Income and Excise Tax Gross-up(9)	0	0	0	8,748,677	0

Total	0	12,347,682	4,250,650	27,136,359	10,328,893

C. Robert Quint

Payments and Benefits	Voluntary Termination/ For Cause Termination/ Retirement (1) ($)	Termination Without Cause/ Resignation For Good Reason (No COC) ($)	COC Without Termination ($)	Termination Without Cause/ Resignation For Good Reason (In Connection with COC) ($)	Death or Disability ($)
Cash Severance:
Base Salary	0	0	0	740,000	0
Bonus	0	0	0	1,156,250	0
STI/MTI(2):	0	400,000	0	400,000	400,000

Acceleration under Equity & Cash Based Performance Plans:
Stock Options (Unvested and Accelerated)(3)	0	0	145,866	145,866	145,866
Restricted Stock (Unvested and Accelerated)(4)	0	0	338,453	338,453	338,453
Stock Appreciation Rights (Unvested and Accelerated)(5)	0	0	0	358,825	358,825
Cash-Based Performance Award (2008-2011 Performance)(6)	0	0	573,500	573,500	573,500
Cash-Based Performance Award (2009-2013 Performance)(6)	0	0	0	412,920	412,920

Plans(7), Benefits and Perquisites:
Continued Health and Welfare Benefits(8)	0	0	0	76,241	0
Income and Excise Tax Gross-up(9)	0	0	0	0	0

Total	0	400,000	1,057,819	4,202,055	2,229,564

Teresa A. Bryce

Payments and Benefits	Voluntary Termination/ For Cause Termination/ Retirement (1) ($)	Termination Without Cause/ Resignation For Good Reason (No COC) ($)	COC Without Termination ($)	Termination Without Cause/ Resignation For Good Reason (In Connection with COC) ($)	Death or Disability ($)
Cash Severance:
Base Salary	0	0	0	800,000	0
Bonus	0	0	0	600,000	0
STI/MTI(2):	0	400,000	0	400,000	400,000

Acceleration under Equity & Cash Based Performance Plans:
Stock Options (Unvested and Accelerated)(3)	0	0	356,454	356,454	356,454
Restricted Stock (Unvested and Accelerated)(4)	0	0	607,461	607,461	607,461
Stock Appreciation Rights (Unvested and Accelerated)(5)	0	0	0	622,735	622,735
Cash-Based Performance Award (2008-2011 Performance)(6)	0	0	700,000	700,000	700,000
Cash-Based Performance Award (2009-2013 Performance)(6)	0	0	0	720,000	720,000

Plans(7), Benefits and Perquisites:
Continued Health and Welfare Benefits(8)	0	0	0	36,091	0
Income and Excise Tax Gross-up(9)	0	0	0	2,369,910	0

Total	0	400,000	1,663,915	7,212,651	3,406,650

Lawrence C. DelGatto

Payments and Benefits	Voluntary Termination/ For Cause Termination/ Retirement (1) ($)	Termination Without Cause (No COC) ($)	COC Without Termination ($)	Termination Without Cause (In Connection with COC) ($)	Death or Disability ($)
Cash Severance:
Base Salary	0	450,000	0	450,000	0
Bonus	0	562,500	0	562,500	0
STI/MTI(2):	0	250,000	0	250,000	250,000

Acceleration under Equity & Cash Based Performance Plans:
Stock Options (Unvested and Accelerated)(3)	0	0	63,756	63,756	63,756
Restricted Stock (Unvested and Accelerated)(4)	0	0	60,965	176,098	176,098
Stock Appreciation Rights (Unvested and Accelerated)(5)	0	0	0	155,105	155,105
Cash-Based Performance Award (2008-2011 Performance)(6)	0	0	250,000	250,000	250,000
Cash-Based Performance Award (2009-2013 Performance)(6)	0	0	0	178,200	178,200

Plans(7), Benefits and Perquisites:
Continued Health and Welfare Benefits	0	0	0	0	0
Income and Excise Tax Gross-up	0	0	0	0	0

Total	0	1,262,500	374,721	2,085,659	1,073,159

H. Scott Theobald

Payments and Benefits	Voluntary Termination/ For Cause Termination/ Retirement (1) ($)	Termination Without Cause (No COC) ($)	COC Without Termination ($)	Termination Without Cause (In Connection with COC) ($)	Death or Disability ($)
Cash Severance:
Base Salary	0	390,000	0	390,000	0
Bonus	0	331,500	0	331,500	0
STI/MTI(2):	0	200,000	0	200,000	200,000

Acceleration under Equity & Cash Based Performance Plans:
Stock Options (Unvested and Accelerated)(3)	0	0	99,498	99,498	99,498
Restricted Stock (Unvested and Accelerated)(4)	0	0	80,118	178,803	178,803
Stock Appreciation Rights (Unvested and Accelerated)(5)	0	0	0	187,515	187,515
Cash-Based Performance Award (2008-2011 Performance)(6)	0	0	260,000	260,000	260,000
Cash-Based Performance Award (2009-2013 Performance)(6)	0	0	0	214,500	214,500

Plans(7), Benefits and Perquisites:
Continued Health and Welfare Benefits	0	0	0	0	0
Income and Excise Tax Gross-up	0	0	0	0	0

Total	0	921,500	439,616	1,861,816	1,140,316

The following footnotes are applicable for each of the preceding tables:

(1)	For purposes of our various plans and programs, retirement generally means either “normal retirement” after attaining age 65 with five years of credited service, “early retirement” after attaining age 55 with 10 years of credited service, and under the 2008 Equity Plan, after attaining age 55 with five years of service if so provided in an employment agreement with the Company dated on or prior to February 10, 2010. None of the named executive officers was qualified to retire as of December 31, 2009 under these definitions of retirement.

(2)	Under our STI/MTI Plan, if a named executive officer’s employment is terminated by us without cause (as defined in the plan and as set forth below following the footnotes) on or after December 31st of the short-term incentive period but prior to the payment date, the named executive officer remains eligible to receive both his or her short-term incentive award and medium-term incentive award, in each case with amounts to be paid at the same time as amounts are paid to other participants. In addition, if a named executive officer’s employment terminates on account of death, the Compensation and Human Resources Committee, in its sole discretion, may allow the named executive officer’s estate to remain eligible to receive all or a pro rata portion of his or her short-term incentive award and medium-term incentive award. For purposes of calculating amounts in the tables above, the amount deemed to be paid to each named executive officer for short-term incentive equals the amount actually paid to such named executive officer for 2009 performance, while the amount deemed to be paid to each named executive for medium-term incentive equals such named executive officer’s target medium term incentive award. For additional information, see “Compensation Discussion and Analysis – Primary Components of Compensation – Short-Term and Medium-Term Incentive Program.”

(3)

Under our 1995 and 2008 Equity Plans, in the event of: (i) a change of control of Radian (as defined in the plans and as set forth below following the footnotes), or (ii) the named executive officer’s death, disability (as defined in the plans and as set forth below following the footnotes) or retirement, all outstanding unvested stock options held by the named executive officer would become fully vested. This would occur even in the event the named executive officer’s employment with us was not terminated following a change of control. In addition, under his employment agreement, if Mr. Ibrahim’s employment is terminated prior to a change of control by Radian without cause or by Mr. Ibrahim for good reason, all of Mr. Ibrahim’s outstanding stock options would become immediately and fully vested and would remain exercisable for the balance of the full option term. The value of the options presented above represents the aggregate of the excess of the closing price of our common stock on the NYSE at December 31, 2009 ($7.31), over the exercise price of the options that would be accelerated. See the Outstanding Equity Awards at 2009 Fiscal Year-End table above for the exercise price of outstanding unvested options at December 31, 2009.

(4)	All shares of restricted stock granted under our 2008 Equity Plan and our 1995 Equity Plan vest in full upon the occurrence of a change of control of the Company, except as follows: shares of restricted stock granted to our named executive officers in May 2007 under our the 1995 Equity Plan and May 2009 under our 2008 Equity Plan vest in full only upon a termination without cause or departure for good reason following a change of control of the Company. Under their change of control agreements, all restricted stock granted to Mr. Quint and Ms. Bryce would become immediately and fully vested upon a change of control of Radian, including restricted stock granted in May 2007 and May 2009. In addition, under his employment agreement, if Mr. Ibrahim’s employment is terminated prior to a change of control by Radian without cause or by Mr. Ibrahim for good reason, all of Mr. Ibrahim’s outstanding restricted stock would become immediately and fully vested. Under both equity plans, all grants of restricted stock vest upon a named executive’s death or disability. The value of the restricted shares included in the tables above represent the aggregate value of the restricted shares that would be accelerated based on the closing price of our common stock on the NYSE at December 31, 2009 ($7.31). Unvested restricted stock holdings of each named executive at December 31, 2009 were as follows: Mr. Ibrahim—367,000 shares; Mr. Quint—46,300 shares; Ms. Bryce —83,100 shares; Mr. DelGatto—24,090 shares; and Mr. Theobald—24,460 shares.

(5)	Cash-settled stock appreciation rights granted under our 2008 Equity Plan vest if there is a change of control and the named executive officer’s employment is terminated without cause (as defined in the plan and as set forth below following the footnotes) or such executive terminates for good reason (as defined in the plan and as set forth below following the footnotes) during the period beginning 90 days before the change of control and ending on the one year anniversary of the change of control. In addition, under our 2008 Equity Plan, all grants of cash-settled stock appreciation rights vest upon a named executive officer’s death or disability.

(6)	Under our Executive LTI Plan, in the event of a change of control of Radian (as defined in the plan and as set forth below following the footnotes) occurring prior to the end of any award term: (i) for the 2008-2011 Performance Award, the named executive officer will be entitled to 100% of his or her target award as of the date of such change in control, and (ii) for the 2009-2013 Performance Award, the named executive officer will be entitled to 100% of his or her target award if such executive’s employment is terminated without cause (as defined in our 2008 Equity Plan form of award agreement and as set forth below following the footnotes) or such named executive officer terminates for good reason (as defined in the plan and as set forth below following the footnotes) during the period beginning 90 days before the change of control and ending on the one year anniversary of such change of control.

In the event of an executive’s death or disability, any outstanding performance awards under the Executive LTI Plan will remain in force, and the executive (or his estate, representatives, heirs or beneficiaries, as applicable, in the case of death) shall be entitled to the payout, if any, that becomes due under such awards, at the same time, and to the same extent, as though the executive had remained employed by us through the conclusion of the performance period. The amounts presented in the tables above represent the target amount to be paid to each named executive officer for the performance awards currently outstanding under the Executive LTI Plan. Because it is still early in the performance periods for these awards, the amounts actually earned under the plan in the event of the named executive’s death or disability may differ substantially from those presented.

(7)	Upon termination of the named executive’s employment with us, he or she may be entitled to other amounts under the plans discussed above. The payment deferral date under our Voluntary Deferred Compensation Plan for Officers is accelerated upon a named executive’s death, disability (as defined in our long-term disability plan) or retirement (as defined in footnote (1) above). This plan is discussed above under “Nonqualified Deferred Compensation.” Accrued amounts under this plan are not subject to enhancement upon a termination or change of control. Discretionary contributions, if any, made by our board of directors to each named executive’s BRP account, will become fully vested upon the executive’s death or disability (as defined in our long-term disability plan) or upon a change of control of Radian (as defined in the BRP and as set forth below following the footnotes).

(8)	Under his employment agreement, if Mr. Ibrahim’s employment is terminated: (i) due to his death or disability or (ii) by Radian without cause or by Mr. Ibrahim for good reason, Mr. Ibrahim and his wife each shall be entitled to be reimbursed for the cost of medical coverage under our medical plan for a period beginning on his termination and continuing until he or she turns 65 (which coverage may be terminated earlier upon events specified in the agreement). Under their change of control agreements, Mr. Quint and Ms. Bryce each are entitled to: (i) monthly reimbursement for the cost of continued participation in health, medical and dental benefits for the three-year period following their termination; and (ii) an amount equal to the cost to us of providing life, disability and accident insurance coverage for the three-year period following their termination (payable within 15 days of termination).

(9)	Under the named executive officer’s employment or change of control agreement, as the case may be, we have agreed that in the event the named executive officer is determined to be subject to any excise tax imposed under Section 4999 of the Code as a result of an “excess parachute payment” as defined in Section 280G(b) of the Code, we shall reimburse him or her for such excise tax, plus any income or excise taxes imposed on account of such tax reimbursements. See “Employment Agreement with Mr. Ibrahim” above for our obligations with respect to Mr. Ibrahim. See below for the assumptions used in making the 280G(b) calculations.

Assumptions, Definitions and Other Terms of Agreements

Set forth below is a description of the assumptions that were used in creating the tables above, and certain definitions and other material terms contained in the plans and agreements described above. Unless otherwise noted, the descriptions below are applicable to all of the above tables relating to potential payments upon termination or change of control:

1995 and 2008 Equity Plans.    In addition to the definitions under our 2008 Equity Plan described in Proposal 2, our 1995 and 2008 Equity Plans include the following definitions:

•

“Change of Control” is generally defined as (1) an acquisition by any third party of 20% (40% under our 2008 Equity Plan) or more of our outstanding voting shares; (2) a sale of all or substantially all of our assets; or (3) the replacement of a majority of the members of our board of directors over a two-year period (unless the election of at least 75% of the new directors was approved by a vote of 75% of the directors who were in office at the beginning of such period); and

•

“Disability” is defined as a physical or mental impairment of sufficient severity that the named executive officer would be both eligible for and receiving benefits under our long-term disability plan.

2009 Equity Award Agreements.    2009 awards of restricted stock and stock appreciation rights under our 2008 Equity Plan include the following definitions:

•	“Cause” is generally defined as it is defined in our 2008 Equity Plan; and

•

“Good Reason” is generally defined as a material diminution of the executive’s authority, duties or responsibilities or a reduction in the named executive officer’s base salary, which means a reduction in base salary of 10% or more that does not apply generally to all similarly situated employees of the Company.

Benefit Restoration Plan.    “Change of Control” is generally defined as it is defined above under our 1995 Equity Plan.

Ibrahim Employment Agreement.    Mr. Ibrahim’s employment agreement referred to above includes the following definitions:

•

“Cause” is defined as: (1) indictment, conviction or a plea of nolo contendere to a felony or crime involving fraud, misrepresentation or moral turpitude (excluding traffic offenses other than those involving alcohol or illegal substances); (2) fraud, dishonesty, theft or misappropriation of funds in connection with Mr. Ibrahim’s duties; (3) breach of the agreement’s restrictive covenants, or a material violation of our code of conduct or employment policies; or (4) gross negligence or willful misconduct in the performance of Mr. Ibrahim’s duties, in each case after a 20-day cure period, to the extent curable;

•

“Good Reason” is defined as: (1) a material reduction in the scope of Mr. Ibrahim’s duties and responsibilities; (2) a relocation of Mr. Ibrahim’s principal work location to an area other than (i) the San Francisco, CA metropolitan area or (ii) the area on the eastern coast of the United States between Fairfield County, CT and the Washington D.C. metropolitan area; or (3) a material breach of the agreement by us, including our failure to require any successor to us to expressly assume and agree to perform the agreement, in each case if not corrected within 30 days of our receiving written notice of such good reason termination;

•

“Change of Control” is defined as: (1) an acquisition by any third party of 20% (25% if the third party is a Current Significant Stockholder (as defined in the agreement), unless the Current Significant Stockholder acquires or holds such shares to change or influence control of Radian) or more of our outstanding voting shares; (2) a sale of all or substantially all of our assets; or (3) the replacement of a majority of the members of our board of directors over a two-year period (unless the election of at least 75% of the new directors was approved by a vote of 75% of the directors who were in office at the beginning of such period); and

•	“Disability” is defined by reference to our long-term disability plan.

Change of Control Agreements.    The change of control agreements for Mr. Quint and Ms. Bryce include the following definitions:

•

“Cause” is generally defined as the executive’s misappropriation of funds, habitual insobriety, substance abuse, conviction of a crime involving moral turpitude, or gross negligence in the performance of the executive’s duties, which gross negligence has had a material adverse effect on the business, operations, assets, properties or financial condition of Radian and its subsidiaries taken as a whole;

•

“Good Reason” includes: (1) any material breach of the agreement by us; (2) a material diminution in the authority, duty or responsibilities of the executive, including without limitation, a removal of the executive from his/her employment grade or officer position; (3) a reduction in the executive’s base salary by 10% or more, which reduction does not apply generally to all similarly situated executive officers; or (4) a material change in the location (more than 50 miles) where the executive must perform his or her services or a requirement to undertake substantially greater business travel than is reasonable and customary for the position held by the executive, in each case if not corrected within 30 days of our receiving written notice of such good reason termination; and

•

“Change of Control” is generally defined under the agreements as it is defined above under our 1995 Equity Plan. In addition, under Ms. Bryce’s agreement, a change of control also includes a merger, consolidation or share exchange consummated by Radian in which the stockholders of Radian immediately before the transaction fail to hold a majority of the voting shares of the surviving corporation following the transaction.

Severance Agreements.    The severance agreements for Mr. DelGatto and Mr. Theobald include the following definition:

•

“Cause” is generally defined as the executive’s misappropriation of funds, habitual insobriety, substance abuse, conviction of a crime involving moral turpitude, or gross negligence in the performance of the executive’s duties, which gross negligence has had a material adverse effect on the business, operations, assets, properties or financial condition of Radian and its subsidiaries taken a whole or, where the executive’s efforts are principally on behalf of a single subsidiary, a material adverse effect on the business, operations, assets, properties or financial condition of such subsidiary.

2008 Executive Long-Term Incentive Cash Plan.    Our Executive LTI Plan includes the following definitions:

•

“Change of Control” is defined as (1) an acquisition by any third party of 40% or more of our outstanding voting shares; (2) a sale of all or substantially all of our assets; (3) the replacement of a majority of the members of our board of directors over a two-year period (unless the election of at least 75% of the new directors was approved by a vote of 75% of the directors who were in office at the beginning of such period); or (4) the merger or consolidation of Radian with another person where our stockholders immediately prior to the merger or consolidation will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 40% of all votes to which all stockholders of the surviving corporation or other entity would be entitled in the election of directors; and

•	“Disability” is defined under the Executive LTI Plan as it is defined above under our equity plans.

2009 Executive LTI Award Agreements.    2009 awards under our Executive LTI Plan include the following definitions:

•	“Cause” is generally defined as it is defined in our Executive LTI Plan, and awards thereunder; and

•

“Good Reason” is generally defined as a material diminution of the executive’s authority, duties or responsibilities; or a reduction in the named executive officer’s base salary of 10% or more that does not apply generally to all similarly situated employees of the Company.

General.    Unless otherwise specified, (1) all of the payments described in this section would be made from the funds of, and the benefits described would be provided by, us, or by the surviving company in the event of a change of control of Radian, and (2) all payments would be made in the form of a single lump sum.

Excise and Income Tax Gross-up.    The amounts reflected in the tables are based on a Section 4999 excise tax rate of 20%, a top individual marginal tax rate of 35%, a Medicare tax rate of 1.45%, and an applicable state and/or local tax rate based on the named executive officer’s tax domicile.

OTHER INFORMATION

Expenses of Solicitation

We will bear the entire cost of preparing and soliciting proxies. In addition to the solicitation of proxies by mail, we will request that banks, brokers and other record holders send proxies and proxy materials to the beneficial owners of our common stock and secure their voting instructions, if necessary. We will reimburse the record holders for their reasonable expenses in taking those actions. We have also made arrangements with The Altman Group, Inc. to assist us in soliciting proxies and have agreed to pay them a fee not expected to exceed $15,000 plus reasonable and approved expenses for these services. If necessary, we may use several of our regular employees or directors, who will not be specially compensated, but who will be entitled to reimbursement for actual expenses incurred in connection with the solicitation, to solicit proxies from our stockholders, either personally or by telephone, email, facsimile or letter.

Incorporation by Reference

The information contained in this proxy statement under the headings “Compensation of Executive Officers and Directors – Compensation and Human Resources Committee Report” and “Corporate Governance and Board Matters – Audit and Risk Committee Report” is not “soliciting material,” nor shall it be deemed “filed” with the SEC nor incorporated by reference into any future filing under the Securities Act of 1933 or the Exchange Act, except to the extent that we specifically incorporate it by reference in such filing.

Stockholder Proposals for the 2011 Annual Meeting

Stockholders interested in submitting a proposal for inclusion in our proxy statement for next year’s annual meeting must do so in compliance with applicable SEC rules and regulations. Under Rule 14a-8 adopted by the SEC, to be considered for inclusion in our proxy materials for our 2011 annual meeting, a stockholder proposal must be received in writing by our Corporate Secretary at our principal office set forth on the cover page of this proxy statement no later than [December , 2010]. If the date of our 2011 annual meeting is moved more than 30 days before or after the anniversary date of this year’s meeting, the deadline for inclusion of proposals in our proxy statement will instead be a reasonable time before we begin to print and mail our proxy materials next year. Any such proposals will also need to comply with the various provisions of Rule 14a-8, which governs the basis on which stockholder proposals can be included or excluded from company-sponsored proxy materials.

If a stockholder desires to submit a proposal for consideration at the 2011 annual meeting, but not have the proposal included with our proxy solicitation materials relating to the 2011 annual meeting, the stockholder must comply with the procedures set forth in our By-Laws. This means that the written proposal must be received by our Corporate Secretary at our principal office set forth on the cover page of this proxy statement on or before February 11, 2011 but no earlier than January 12, 2011 (except that if the date of the 2011 annual meeting of stockholders is more than 30 days before or more than 60 days after the anniversary date of the 2010 annual meeting, notice by the stockholder must be received between the close of business on the 120th day before and the close of business on the 90th day before the date of the 2011 annual meeting or, if the first public announcement of the date of the 2011 annual meeting is less than 100 days before the date of the meeting, then the notice by the stockholder must be received by the 10th day after the public announcement). The notice to our Corporate Secretary must contain or be accompanied by the information required by Sections 3.05 and 3.06 of our By-Laws which includes, among other things: (i) the name and record address of the stockholder making the proposal or the beneficial owner, if any, on whose behalf the proposal is made; (ii) the class and number of shares of our capital stock owned by the stockholder making the proposal or the beneficial owner, if any, on whose behalf the proposal is made; (iii) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest of the stockholder making the proposal or the beneficial owner, if any, on whose behalf the proposal is made, in such business; and (iv) a description of any agreements, arrangements and understandings between such stockholder and beneficial owner and any other person or persons (including their names) related to the proposal, as well as certain other information. A copy of the full text of the relevant By-Law provisions, which includes the complete list of the information that must be submitted to us before a stockholder may submit a proposal at the 2011 annual meeting, may be obtained upon written request directed to our Corporate Secretary at our principal office. A copy of our By-Laws is also posted on the Corporate Governance section of our website (www.radian.biz).

The full text of the relevant By-Law provisions may be obtained upon written request directed to our Corporate Secretary at our principal office set forth on the cover page of this proxy statement. A copy of our By-Laws is also posted on the Corporate Governance section of our website (www.radian.biz). The procedures for stockholders to follow to nominate candidates for election to our board of directors are described in the section of this proxy statement entitled “Corporate Governance and Board Matters – Consideration of Director Nominees.”

Annual Report on Form 10-K

We filed our Annual Report on Form 10-K for the year ended December 31, 2009 with the SEC on March 3, 2010. We will mail without charge, upon written request, a copy of our 2009 Form 10-K, excluding exhibits. Please send a written request to Investor Relations, Radian Group Inc., 1601 Market Street, Philadelphia, Pennsylvania, or complete the request form on the Investor Relations page of our website at www.ir.radian.biz. Our 2009 Form 10-K may also be accessed and printed directly from this web page. Our 2009 Annual Report to Stockholders, which includes our 2009 Form 10-K, is not incorporated into this proxy statement and is not considered proxy soliciting material.

Important Notice of Internet Availability of Proxy Materials for the Annual Meeting

Pursuant to new rules issued by the SEC, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy statement on the Internet. This proxy statement and our 2009 Annual Report to Stockholders are available on the Investor Relations page of our website at www.radian.biz/StockholderReports.

Householding Proxy Materials

Stockholders residing in the same household who hold their stock through a bank or broker may receive only one set of proxy materials in accordance with a notice sent earlier by their bank or broker. This practice of sending only one copy of proxy materials is called “householding.” This saves us money in printing and distribution costs. This practice will continue unless instructions to the contrary are received by your bank or broker from one or more of the stockholders within the household.

If you hold your shares in “street name” and reside in a household that received only one copy of the proxy materials, you can request to receive a separate copy in the future by following the instructions sent by your bank or broker. If your household is receiving multiple copies of the proxy materials, you may request that only a single set of materials be sent by following the instructions sent by your bank or broker.

Other Matters

Management knows of no matters to be presented for action at the annual meeting other than those discussed in this proxy statement. However, if any other matters properly come before the annual meeting, it is intended that the persons named as proxies will vote on such other matters in accordance with their judgment of the best interests of Radian.

APPENDIX A

RADIAN GROUP INC.

AMENDED AND RESTATED

2008 EQUITY COMPENSATION PLAN

The purpose of the Radian Group Inc. 2008 Equity Compensation Plan (the “Plan”) is to promote the interests of Radian Group Inc., a Delaware corporation (together with its Subsidiaries as a group, the “Company”), by providing employees, officers, non-employee directors, consultants and advisors of the Company with appropriate incentives and rewards to encourage them to enter into and continue in the service of the Company, and by aligning their long-term interests with those of the Company’s stockholders. The Plan is the successor to the Radian Group Inc. Equity Compensation Plan, as amended, adopted by the Board in 1995, under which no further incentive awards will be granted.

1.	Definitions

Capitalized terms used in the Plan shall have the definitions specified or otherwise referenced in Section 23 below, unless the context otherwise requires.

2.	Grants Under the Plan

The following equity incentives may be granted under the Plan: Incentive Stock Options (as defined in Section 6(b) below), Nonqualified Stock Options (as defined in Section 6(b) below), Restricted Stock Grants (as defined in Section 7 below), Restricted Stock Units (as defined in Section 7 below), SARs (as defined in Section 8 below), Phantom Stock (as defined in Section 9 below), and Performance Share Awards (as defined in Section 10 below). Each award of an equity incentive under the Plan may be referred to herein as a “Grant.” All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions of any nature as the Committee deems appropriate and specifies in writing to the Grantee in order to evidence the Grant (the “Grant Letter”), as long as they are not inconsistent with the Plan. Grants under any section of the Plan need not be uniform as among the Grantees receiving the same type of Grant, and Grants under two or more sections of the Plan may be combined in one Grant Letter.

3.	Shares Subject to the Plan

(a) Maximum Number of Shares. The aggregate number of shares of the Common Stock, par value $0.001 (“Common Stock”), of the Company that may be issued under the Plan is 3,267,000 shares, subject to adjustment as provided in this Section 3 (the “Plan Reserve”). The maximum number of shares of Common Stock subject to Grants made to any individual Grantee in any calendar year shall be 500,000 shares, subject to adjustment pursuant to Section 3(c) below. The shares issued under the Plan may be authorized but unissued shares or reacquired shares. If and to the extent that (i) Stock Options or SARs granted under the Plan terminate, expire or are canceled without having been exercised, (ii) any shares of Restricted Stock or Phantom Stock or any Restricted Stock Units or Performance Share Awards are forfeited or otherwise terminate or are cancelled without being vested or settled in full, or (iii) awards are settled in cash rather than Common Stock, the shares subject to such Grant shall be restored to the Plan Reserve and shall again be available for subsequent Grants under the Plan, computed as provided in Section 3(b) below. With respect to awards that provide for settlement solely in cash (and not Common Stock), the Common Stock on which the awards are based shall not count against the Plan Reserve. For the avoidance of doubt, the following shares shall not again be made available for subsequent Grants under the Plan: (1) shares not issued as a result of the net settlement of a stock-settled SAR, (2) shares tendered or withheld to pay the exercise price or withholding taxes related to a Grant, or (3) shares repurchased on the open market with the proceeds of the exercise price of any Grant.

(b) Flexible Plan Reserve. Each Stock Option or SAR (other than an SAR providing for settlement solely in cash, which shall not count against the Plan Reserve) granted under this Plan shall reduce the Plan Reserve available for grant under the Plan by one (1) share for every share subject to such Grant. Each Grant of Restricted

Stock, Restricted Stock Units (other than a Grant providing for settlement solely in cash, which shall not count against the Plan Reserve), Phantom Stock or Performance Share Awards under this Plan (collectively, “Full Value Grants”) shall reduce the Plan Reserve available for grant under the Plan by 1.14 shares (1- 1/3 shares for grants made prior to the date of stockholder approval of this amended and restated Plan) for every share subject to such Full Value Grant. To the extent that shares subject to Stock Options or SARs are restored to the Plan Reserve through the operation of clause (i) or (iii) of Section 3(a) above, such shares shall increase the Plan Reserve available for grant under the Plan by one (1) share for each share so restored. To the extent that shares subject to Full Value Grants are restored to the Plan Reserve through the operation of clause (ii) of Section 3(a) above, such shares shall increase the Plan Reserve available for grant under the Plan by 1.14 shares (1- 1/3 shares with respect to shares restored from grants made prior to the date of stockholder approval of this amended and restated Plan) for each share so restored.

(c) Adjustment Upon Changes in Capitalization. If any change is made to the Common Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, or exchange of shares or any other change in capital structure made without receipt of consideration), then unless such event or change results in the termination of all outstanding Grants under the Plan, the Committee shall preserve the value of the outstanding Grants by adjusting the maximum number and class of shares issuable under the Plan to reflect the effect of such event or change in the Company’s capital structure, and by making appropriate adjustments to the number and class of shares, the exercise price of each outstanding Grant and otherwise. Any fractional shares resulting from such adjustments shall be eliminated by rounding any portion of a share equal to .500 or greater up, and any portion of a share equal to less than .500 down, in each case to the nearest whole number.

4.	Administration

(a) Composition of Committee. The Plan shall be administered and interpreted by the Compensation and Human Resources Committee of the Board or such other committee of the Board as may be appointed from time to time by the Board (the “Committee”); provided, however, that grant decisions made hereunder shall be made by at least two members of the Committee, each of whom shall be (i) “outside directors” as defined under Section 162(m) of the Code, (ii) “non-employee directors” as defined in Rule 16b-3 under the Exchange Act, and (iii) “independent directors” under the rules and regulations of the New York Stock Exchange or such other securities exchange on which the Common Stock is then listed. A majority of the independent directors of the Company, in their sole discretion, may exercise any or all authority of the Committee under the Plan in lieu of the Committee, and in such instances references herein to the Committee shall be deemed to refer to such directors.

(b) Powers of the Committee. Subject to the express provisions and limitations set forth in this Plan, the Committee shall have the sole authority to determine: (i) who from among the Eligible Participants will receive Grants under the Plan, (ii) the type, size and terms of each Grant under the Plan, (iii) the time when each Grant will be made and the duration of any exercise or restriction periods, including following termination of the Grantee’s service relationship (which periods may be extended, subject to the original term, at the Committee’s discretion), (iv) any restrictions on resale applicable to the shares to be issued or transferred pursuant to the Grant, and (v) any other matters arising under the Plan. A majority of the Committee shall constitute a quorum thereof, and the actions of a majority of the members of the Committee at a meeting at which a quorum is present, or actions unanimously approved in writing by all members of the Committee, shall constitute actions of the Committee; provided, however, that the Committee may also act by delegated authority pursuant to Section 4(c) below. The Committee shall have full power and discretionary authority to administer and interpret the Plan and to adopt or amend such rules, procedures, agreements and instruments as it may deem appropriate for the proper administration of the Plan. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any Grants under the Plan. No person acting under this Section 4 shall be held liable for any action or determination made with respect to the Plan or any Grant under the Plan, except for the willful misconduct or gross negligence of such person. All Grants shall be made conditional upon the Participant’s acknowledgment, by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under such Grant.

(c) Delegation and Administrative Action. The Committee may delegate to one or more separate committees (any such committee, a “Subcommittee”) composed of at least two members of the Committee, one of whom shall be the member then serving as the chairman of the Committee, the ability to make Grants, as provided in Section 4(b) above, and to exercise all powers of the Committee described herein. Any such actions of a Subcommittee shall be treated for all purposes as if taken by the Committee. The Committee may delegate certain administrative matters under the Plan to an officer or officers of the Company, and such administrator(s) may have the authority to execute and distribute Grant Letters in accordance with the Committee’s determinations, to maintain records relating to the granting, vesting, exercise, forfeiture or expiration of Grants, to process or oversee the issuance of shares or cash upon the exercise, vesting and/or settlement of a Grant, and to take such other administrative actions as the Committee may specify. Any delegation by the Committee pursuant to this Section 4(c) shall be subject to and limited by applicable law or regulation, including without limitation the General Corporation Law of the State of Delaware and the rules and regulations of the New York Stock Exchange or such other securities exchange on which the Common Stock is then listed.

5.	Eligibility for Participation

Officers and other employees of the Company, non-employee members of the Board, and consultants and advisors to the Company, shall be eligible to participate in the Plan (referred to individually as an “Eligible Participant” and collectively as “Eligible Participants”). Only Eligible Participants who are officers or other employees of the Company or a Parent Corporation or Subsidiary Corporation shall be eligible to receive Incentive Stock Options and Performance Share Awards. All Eligible Participants shall be eligible to receive Nonqualified Stock Options, Restricted Stock Grants, Restricted Stock Units, SARs and Phantom Stock. Those Eligible Participants who are selected by the Committee to receive Grants under the Plan are referred to individually as a “Grantee” and collectively as the “Grantees.” With respect to a Grantee who is an employee of the Company, a leave of absence by the Grantee, if in accordance with Company policy or otherwise approved by the Company, shall not be deemed a termination or interruption of the continuous employment of the Grantee for purposes of the Plan.

6.	Stock Options

(a) Grant and Number of Shares. The Committee may grant stock options as provided in this Section 6. The Committee, in its sole discretion, shall determine the number of shares of Common Stock that will be subject to each option.

(b) Type of Option and Exercise Price.

(1) The Committee may grant options qualifying as incentive stock options within the meaning of Section 422 of the Code (“Incentive Stock Options”) and other stock options (“Nonqualified Stock Options”), in accordance with the terms and conditions set forth herein, or may grant any combination of Incentive Stock Options and Nonqualified Stock Options (hereinafter referred to collectively as “Stock Options”). The option exercise price per share of each Stock Option shall not be less than the fair market value of a share of Common Stock on the date of grant (as determined pursuant to Section 6(b)(2) below). Notwithstanding the preceding sentence, if the Grantee of an Incentive Stock Option is the owner of Common Stock (as determined under section 424(d) of the Code) who possesses more than 10% of the total combined voting power of all classes of stock of the Company or a Parent Corporation or Subsidiary Corporation, the option exercise price per share in the case of such Incentive Stock Option shall not be less than 110% of the fair market value of a share of Common Stock on the date of grant.

(2) For all valuation purposes under the Plan, the “fair market value” of a share of Common Stock shall be the closing price at which the Common Stock shall have been sold regular way on the New York Stock Exchange on the date as of which such value is being determined or, if no sales occurred on such day, then on the next preceding day on which there were such sales, or, if at any time the Common Stock shall not be listed on the New York Stock Exchange, the fair market value as determined by the Committee on the basis of available prices for such Common Stock or in such manner as may be authorized by applicable regulations under the Code.

(c) Exercise Period. The Committee shall determine the option exercise period of each Stock Option. The exercise period shall not exceed ten years from the date of grant. However, if the Grantee of an Incentive Stock Option is the owner of Common Stock (as determined under Section 424(d) of the Code) who possesses more than 10% of the total combined voting power of all classes of stock of the Company or a Parent Corporation or Subsidiary Corporation, the exercise period shall not exceed five years.

(d) Vesting of Options; Restrictions on Shares; Acceleration of Vesting. The vesting period for Stock Options shall commence on the date of grant and shall end on the date or dates, determined by the Committee, that shall be specified in the Grant Letter; provided, however, that unless otherwise specified in the Grant Letter, each Stock Option shall vest and become exercisable in cumulative installments to the extent of 25% of the number of shares originally covered thereby on and after the first, second, third and fourth anniversaries of the grant of the Stock Option, if on such anniversary the Grantee remains an Eligible Participant. The Committee may impose upon the shares of Common Stock issuable upon the exercise of a Stock Option such restrictions as it deems appropriate and specifies in the Grant Letter. During any period in which such restrictions apply, the provisions of Section 7(d) below shall be applicable to such shares. Notwithstanding any other provision of the Plan or any Grant Letter, all outstanding Stock Options shall become immediately fully vested and exercisable upon the earliest to occur of the following, if at such time the Grantee remains an Eligible Participant: (i) the Grantee’s Retirement (as defined below in the case of an employee or a non-employee director), (ii) five years from the date of the Grant, or (iii) the Grantee’s death or Disability (as defined below). Notwithstanding anything in the Plan to the contrary, (i) Stock Options granted before May 13, 2009 shall become immediately fully vested and exercisable upon a Change of Control of the Company, and (ii) with respect to Stock Options granted on or after May 13, 2009, the Committee shall specify in the Grant Letter the circumstances under which Stock Options shall become vested and exercisable in the event of a Change of Control of the Company. For purposes of this Plan: (1) the term “Retirement” applies only to a Grantee who is an employee of the Company or a Parent Corporation or Subsidiary Corporation, or a non-employee director, and shall mean either (A) separation from service following the Grantee’s attainment of age 65 and the completion of at least 5 years of credited service, or (B) separation from service following the Grantee’s attainment of age 55 and the completion of at least 10 years of credited service (or the completion of at least five years of credited service, if so determined by the Committee and consistent with a Grantee’s employment agreement in effect on February 10, 2010), and (2) for the avoidance of doubt, the provisions of the Plan that refer to “Retirement” shall not apply to a Grantee who is a consultant or advisor. For purposes of this Plan, “Disability” shall mean a physical or mental impairment of sufficient severity that the Grantee is both eligible for and in receipt of benefits under the long-term disability program maintained by the Company. Notwithstanding anything to the contrary herein, the Committee may modify the definition of Disability for a particular Grant as the Committee deems appropriate in the Grant Letter issued with respect to such Grant.

(e) Manner of Exercise. A Grantee may exercise a Stock Option by delivering a duly completed notice of exercise to the Company. Unless other arrangements satisfactory to the Company are made, no shares of Common Stock shall be issued on the exercise of a Stock Option unless paid for in full at the time of purchase. Payment for shares of Common Stock purchased upon the exercise of a Stock Option shall be made (i) in cash or, (ii) subject to such conditions as may be established by the Committee, (1) by tendering (actually or by attestation) shares of Common Stock valued at the then fair market value thereof, (2) by authorizing a third party to sell shares of Common Stock acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the exercise price and any tax withholding resulting from such exercise, or (3) by any combination of the foregoing. The shares of Common Stock so purchased will be issued and delivered to the person entitled thereto at the Company’s corporate headquarters in Philadelphia, Pennsylvania or, at the Company’s sole discretion, by book entry into a brokerage or other account designated by the Company for such purpose. No person shall have any rights as a stockholder with respect to any share of Common Stock covered by a Stock Option unless and until such person shall have become the holder of record of such share, and, except as otherwise permitted in Section 3(c) hereof, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property or distributions or other rights) in respect of such share for which the record date is prior to the date on which such person shall have become the holder of record thereof.

(f) Termination, Retirement, Disability or Death.

(1) Except as otherwise specified in the Grant Letter: (A) If a Grantee is an employee, consultant or advisor and ceases to be an Eligible Participant for any reason other than involuntary termination of employment by the Company, Retirement, Disability or death, any Stock Option which is otherwise exercisable by the Grantee shall terminate unless exercised by the Grantee within 90 days after the date on which the Grantee ceases to be an Eligible Participant (or within such other period of time, which may be longer or shorter than 90 days, specified in the Grant Letter), but in any event no later than the date of expiration of the option exercise period. (B) If a Grantee is an employee and ceases to be an Eligible Participant as a result of his or her involuntary termination of employment by the Company without Cause, any Stock Option which is otherwise exercisable by the Grantee shall terminate unless exercised by the Grantee within one year after the date on which the Grantee ceases to be an Eligible Participant (or within such other period of time, which may be longer or shorter than one year, specified in the Grant Letter), but in any event no later than the date of expiration of the option exercise period. (C) In the event of the Retirement, Disability or death of a Grantee, any Stock Option held by such Grantee may be exercised by the Grantee (or the Grantee’s personal representative) at any time prior to the date of expiration of the option exercise period (or within such shorter period of time as may be specified in the Grant Letter). (D) In the event a Grantee’s employment or service relationship is terminated by the Company for Cause, any Stock Option held by such Grantee shall immediately terminate and be of no further force or effect.

(2) In the case of a Grantee who is a non-employee director, then notwithstanding Section 6(f)(1) above: (A) In the event of the Retirement or other voluntary departure from the Board, Disability or death of such Grantee, any Stock Option which was otherwise, or which becomes, exercisable by such Grantee at the date of such Retirement, other voluntary departure from the Board, Disability or death, may be exercised by the Grantee (or the Grantee’s personal representative) at any time prior to the date of expiration of the option exercise period. (B) Notwithstanding the provisions of clause (A) above, however, in the event of such Grantee’s failure to be nominated for reelection to the Board or failure to be reelected after nomination, any Stock Option which is otherwise exercisable by the Grantee shall terminate unless exercised by the Grantee within one year after the date on which the Grantee ceases to be an Eligible Participant (or within such other period of time, which may be longer or shorter than one year, as may be specified in the Grant Letter), but in any event no later than the date of expiration of the option exercise period. (C) In the event of such Grantee’s removal from the Board for Cause, any Stock Option held by such Grantee shall immediately terminate and be of no further force or effect.

(3) For the avoidance of doubt, the shares of Common Stock as to which a Stock Option is exercisable upon the happening of any event specified in this Section 6(f) shall include any shares as to which vesting shall be accelerated by operation of Section 6(d).

(g) Limits on Incentive Stock Options. Each Grant of an Incentive Stock Option shall provide that:

(1) the Incentive Stock Option is not transferable by the Grantee, except, in the case of an individual Grantee, by will or the laws of descent and distribution;

(2) the Incentive Stock Option is exercisable only by the Grantee, except as otherwise provided herein or in the Grant Letter in the event of the death of an individual Grantee; and

(3) the aggregate fair market value of the Common Stock on the date of the Grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year under the Plan and under any other stock option plan of the Company shall not exceed $100,000.

To the extent that any portion of a purported Incentive Stock Option shall fail or shall cease to qualify as an “incentive stock option” under the Code, such portion shall thereafter be deemed to be, and shall be interpreted as, a Nonqualified Stock Option for all purposes hereunder.

(h) Exchange Act Limitation. Unless the Grantee could otherwise transfer Common Stock issued pursuant to the Stock Option without incurring liability under Section 16(b) of the Exchange Act, at least six months must elapse from the date of acquisition of the Stock Option until the date of disposition of the Common Stock issued upon exercise thereof.

7.	Restricted Stock Grants and Restricted Stock Units

The Committee may (i) issue shares of Common Stock to an Eligible Participant subject to such restrictions as the Committee shall determine (a “Restricted Stock Grant”), or (ii) grant to an Eligible Participant the right to receive shares of Common Stock, or, if so designated in the Grant Letter, cash equal to the fair market value of shares of Common Stock, upon the lapsing of such restrictions as the Committee shall determine (“Restricted Stock Units”). The following provisions are applicable to Restricted Stock Grants and Restricted Stock Units:

(a) General Requirements. Shares of Common Stock issued pursuant to Restricted Stock Grants or Restricted Stock Units will be issued in consideration for cash or past or future services rendered having a value, as determined by the Committee, at least equal to the par value thereof. All conditions and restrictions imposed under each Restricted Stock Grant or grant of Restricted Stock Units, and the vesting or performance period during which the Restricted Stock Grant or Restricted Stock Units will remain subject to such restrictions, shall be set forth in the Grant Letter and designated therein as the “Restriction Period.” The restrictions imposed under any Restricted Stock Grant or grant of Restricted Stock Units shall lapse on such vesting date or dates as the Committee may approve until the restrictions have lapsed as to 100% of the shares, except as vesting may be accelerated pursuant to Section 7(c) below. In the case of a Restricted Stock Grant, on the grant date, the specified number of shares of Restricted Stock shall be issued subject to the provisions of this Section 7. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to this Section 7 are satisfied, upon the occurrence of the vesting date with respect to a share of Restricted Stock, such share shall vest, subject to any continuing restrictions of this Plan or the Grant Letter. In the case of Restricted Stock Units, on the grant date, the Company shall credit to a bookkeeping account established on its records the specified number of Restricted Stock Units awarded to the Grantee (without the creation of any trust or segregated account). Provided that all conditions to the vesting of Restricted Stock Units imposed pursuant to this Section 7 are satisfied, upon the occurrence of the vesting date with respect to Restricted Stock Units, such units shall vest and the Grantee shall receive upon vesting or upon such later date as shall be specified in the Grant Letter (the “RSU Conversion Date”), as determined by the Committee in the Grant Letter, either (i) a share of Common Stock for each such Restricted Stock Unit, subject to any continuing restrictions of this Plan or the Grant Letter, or (ii) an amount in cash that is equal to the fair market value of a share of Common Stock as of the RSU Conversion Date for each such Restricted Stock Unit.

(b) Number of Shares. The Committee, in its sole discretion, shall determine the number of shares of Common Stock that will be subject to each Restricted Stock Grant or the number of Restricted Stock Units to be granted. Payments with respect to Restricted Stock Units may be made in cash, in Common Stock, or in a combination of the two, as determined by the Committee in the Grant Letter.

(c) Requirement of Service Relationship with Company. Except as otherwise specified in the Grant Letter, if the Grantee’s service relationship with the Company, whether as an employee, director, consultant, advisor or otherwise, terminates during the period designated in the Grant Letter as the Restriction Period, the Restricted Stock Grant or grant of Restricted Stock Units shall terminate as to all shares covered by the Grant as to which restrictions on transfer have not lapsed, and in the case of Restricted Stock, such shares shall be immediately forfeited to the Company. The Restriction Period for any Restricted Stock Grant or Restricted Stock Units the vesting of which is based upon a continuing service relationship with the Company shall be a minimum of three years from the grant date, and the Restriction Period for any Restricted Stock Grant or grant of Restricted Stock Units that is based upon performance criteria shall be based upon performance over a minimum period of one year. Notwithstanding the foregoing, however, in the event of the termination of the Grantee’s service relationship with the Company as a result of the Grantee’s Retirement, death or Disability, the Restriction Period shall be deemed immediately terminated, all restrictions on the transfer of shares subject to any Restricted Stock Grant or grant of Restricted Stock Units shall immediately lapse, and all such shares shall become fully vested. Notwithstanding anything in the Plan to the contrary, (i) Restricted Stock Grants and Restricted Stock Units granted before May 13, 2009 shall become immediately fully vested upon a Change of Control of the Company, and (ii) with respect to Restricted Stock Grants and Restricted Stock Units granted on or after May 13, 2009, the Committee shall specify in the Grant Letter the circumstances under which the Restricted Stock Grant or Restricted Stock Units shall vest in the event of a Change of Control of the Company.

(d) Restrictions on Transfer and Issuance of Stock Certificates. During the Restriction Period, a Grantee under a Restricted Stock Grant or grant of Restricted Stock Units may not sell, assign, transfer, pledge or otherwise dispose of the shares of Restricted Stock or Restricted Stock Units that have not yet vested except to a Successor Grantee pursuant to Section 11(a) below. The Grantee shall not be entitled to the delivery of any stock certificate or certificates representing shares subject to a Restricted Stock Grant or a grant of Restricted Stock Units until any and all restrictions on such shares shall have lapsed. With respect to a Restricted Stock Grant, the Company may issue shares subject to such restrictive legends or stop-transfer instructions as it deems appropriate, and may provide for the escrow or retention of custody of such shares, including in book-entry form, during the Restriction Period.

(e) Stockholder Rights; Dividends. In the case of a Restricted Stock Grant, except as provided in this Section 7, during the Restriction Period, the Grantee shall have, with respect to the shares of Restricted Stock issued pursuant to such Restricted Stock Grant, all of the rights of a stockholder, including the right to vote the shares and the right to receive any cash dividends. In the case of Restricted Stock Units, during the Restriction Period, the Grantee shall not have any of the rights of a stockholder with respect to the shares subject to such Restricted Stock Units, including voting or dividend rights, and shall be an unsecured creditor of the Company. If Restricted Stock Units are to be settled in shares of Common Stock, on the RSU Conversion Date, the Company shall cause to be issued in the name of, and delivered to the Grantee (which may be in book-entry form), a certificate for shares of Common Stock equal to the number of Restricted Stock Units that shall have vested, whereupon the Grantee shall have all of the rights of a stockholder with respect to such shares.

8.	Stock Appreciation Rights

(a) General Provisions. The Committee may grant stock appreciation rights (“SARs”) as provided in this Section 8. The Committee may grant Stand-Alone SARs, or may grant Tandem SARs in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Nonqualified Stock Option, such Tandem SARs may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such Tandem SARs may be granted only at the time of grant of such Stock Option. The exercise price of each Stand-Alone SAR shall be equal to the fair market value of a share of Common Stock as of the date of grant of such Stand-Alone SAR. The exercise price of each Tandem SAR shall be equal to the exercise price of the related Stock Option; provided, however, that if the Tandem SAR is granted subsequent to the date of grant of the related Stock Option, and an exercise price equal to that of the related Stock Option would result in the disallowance of the Company’s expense deduction pursuant to Section 162(m) of the Code, then the exercise price of such Tandem SAR shall be equal to the fair market value of a share of Common Stock as of the grant date of such Tandem SAR.

(b) Number of SARs. The Committee, in its sole discretion, shall determine the number of SARs granted to any Grantee. The number of Tandem SARs granted to a Grantee which shall be exercisable during any given period of time shall not exceed the number of shares of Common Stock which the Grantee may purchase upon the exercise of the related Stock Option during such period. Upon the exercise of a Stock Option, the Tandem SARs relating to the Common Stock covered by the Stock Option shall terminate. Upon the exercise of any Tandem SARs, the related Stock Option shall terminate to the extent of an equal number of shares of Common Stock.

(c) Settlement Amount. Upon a Grantee’s exercise of some or all of the Grantee’s SARs, the Grantee shall receive in settlement of such SARs an amount equal to the stock appreciation (as defined herein) for the number of SARs exercised, payable in cash, Common Stock or a combination thereof. The “stock appreciation” for an SAR is the difference between the exercise price of such SAR determined under Section 8(a) above and the fair market value of the underlying Common Stock on the date of exercise of the SAR.

(d) Settlement Election. Unless otherwise specified in the Grant Letter, upon the exercise of any SARs, the Grantee shall have the right to request the portions of the settlement amount that the Grantee desires to receive in cash and shares of Common Stock, respectively. For purposes of calculating the number of shares of Common Stock to be received upon settlement, shares of Common Stock shall be valued at their fair market value on the date of exercise of the SARs. Notwithstanding a Grantee’s request to receive such settlement in whole or in part in cash, the Committee may require, in whole or in part, that shares of Common Stock be delivered in lieu of cash, or that such settlement be made in cash. If shares of Common Stock are to be received upon exercise of an SAR, cash shall be delivered in lieu of any fractional share.

(e) Term, Vesting and Exercise of Tandem SARs. Any Tandem SAR shall be exercisable only to the extent that, and during the period when, the Stock Option to which such Tandem SAR is related is also exercisable.

(f) Term and Vesting of Stand-Alone SARs; Acceleration of Vesting. The exercise period of any Stand-Alone SARs shall not exceed ten years from the date of grant. The vesting period for Stand-Alone SARs shall commence on the date of grant and shall end on the date or dates, determined by the Committee, that shall be specified in the Grant Letter; provided, however, that unless otherwise specified in the Grant Letter, each Stand-Alone SAR shall vest and become exercisable in cumulative installments to the extent of 25% of the number of shares originally covered thereby on and after the first, second, third and fourth anniversaries of the grant date, if on such anniversary the Grantee remains an Eligible Participant. The Committee may impose upon any shares of Common Stock issuable upon the exercise of a Stand-Alone SAR such restrictions as it deems appropriate and specifies in the Grant Letter. During any period in which such restrictions apply, the provisions of Section 7(d) above shall be applicable to such shares. Notwithstanding any other provision of the Plan or any Grant Letter, each outstanding Stand-Alone SAR shall become immediately exercisable upon the earliest to occur of the following, if at such time the Grantee remains an Eligible Participant: (i) the Grantee’s Retirement, (ii) five years from the date of the Grant, or (iii) the Grantee’s death or Disability. Notwithstanding anything in the Plan to the contrary, (i) Stand-Alone SARs granted before May 13, 2009 shall become immediately fully vested and exercisable upon a Change of Control of the Company, and (ii) with respect to Stand-Alone SARs granted on or after May 13, 2009, the Committee shall specify in the Grant Letter the circumstances under which the Stand-Alone SAR shall become vested and exercisable in the event of a Change of Control of the Company.

(g) Effect of Termination on Stand-Alone SARs.

(1) Except as otherwise specified in the Grant Letter: (A) If a Grantee of a Stand-Alone SAR is an employee, consultant or advisor and ceases to be an Eligible Participant for any reason other than involuntary termination of employment by the Company, Retirement, Disability or death, any Stand-Alone SAR which is otherwise exercisable by the Grantee shall terminate unless exercised by the Grantee within 90 days after the date on which the Grantee ceases to be an Eligible Participant (or within such other period of time, which may be longer or shorter than 90 days, specified in the Grant Letter), but in any event no later than the expiration of the term of such Stand-Alone SAR. (B) If a Grantee is an employee and ceases to be an Eligible Participant as a result of his or her involuntary termination of employment by the Company without Cause, any Stand-Alone SAR which is otherwise exercisable by the Grantee shall terminate unless exercised by the Grantee within one year after the date on which the Grantee ceases to be an Eligible Participant (or within such other period of time, which may be longer or shorter than one year, specified in the Grant Letter), but in any event no later than the expiration of the term of such Stand-Alone SAR. (C) In the event of the Retirement, Disability or death of a Grantee, any Stand-Alone SAR held by such Grantee may be exercised by the Grantee (or the Grantee’s personal representative) at any time prior to the expiration of the term of such Stand-Alone SAR (or within such shorter period of time as may be specified in the Grant Letter). (D) In the event a Grantee’s employment or service relationship is terminated by the Company for Cause, any Stand-Alone SAR held by such Grantee shall immediately terminate and be of no further force or effect.

(2) In the case of a Grantee of a Stand-Alone SAR who is a non-employee director, then notwithstanding Section 8(g)(1) above: (A) In the event of the Retirement or other voluntary departure from the Board, Disability or death of such Grantee, any Stand-Alone SAR which was otherwise, or which becomes, exercisable by such Grantee at the date of such Retirement, other voluntary departure from the Board, Disability or death, may be exercised by the Grantee (or the Grantee’s personal representative) at any time prior to the expiration of the term of such Stand-Alone SAR. (B) Notwithstanding the provisions of clause (A) above, in the event of such Grantee’s failure to be nominated for reelection to the Board or failure to be reelected after nomination, any Stand-Alone SAR which is otherwise exercisable by the Grantee shall terminate unless exercised by the Grantee within one year after the date on which the Grantee ceases to be an Eligible Participant (or within such other period of time, which may be longer or shorter than one year, as may be specified in the Grant Letter), but in any event no later than the expiration of the term of such Stand-Alone SAR. (C) In the event of such Grantee’s removal from the Board for Cause, any SAR held by such Grantee shall immediately terminate and be of no further force or effect.

(3) For the avoidance of doubt, the shares of Common Stock (or cash payment) as to which a Stand-Alone SAR is exercisable upon the happening of any event specified in this Section 8(g) shall include any shares (or cash payment) as to which vesting shall be accelerated by operation of Section 8(f).

9.	Phantom Stock

(a) General Provisions. The Committee may grant Phantom Stock in such amounts as it deems appropriate. Phantom Stock shall give the Grantee the right to receive shares of Common Stock on a conversion date specified by the Committee. The Committee may establish conditions on the conversion of Phantom Stock and restrictions on vesting, if any, as it deems appropriate. The period of years during which a Phantom Stock Grant will be subject to any vesting restrictions shall be set forth in the Grant Letter and designated as the “Phantom Stock Restriction Period.” All restrictions imposed under a Phantom Stock Grant shall lapse on such vesting date or dates as the Committee may approve, except as vesting may be accelerated pursuant to Section 9(c) below. In addition, subject to the percentage limitation in Section 9(c) below, the Committee may determine as to any Phantom Stock Grants that such Grants shall not be subject to vesting restrictions. Each share of Phantom Stock shall be granted at full value with no exercise price.

(b) Number of Shares of Phantom Stock; Accounts. The Committee, in its sole discretion, shall determine the number of shares that will be granted pursuant to each Phantom Stock Grant. Phantom Stock may be granted in lieu of Performance Share Awards under the Performance Plan as defined in Section 10(a). The Company shall credit to a bookkeeping account established on its records all shares of Phantom Stock credited to a Grantee (without the creation of any trust or segregated account).

(c) Requirement of Service Relationship with Company. Except as provided in the Grant Letter, if the Grantee’s service relationship with the Company, whether as an employee, director, consultant, advisor or otherwise, terminates during any period designated in the Grant Letter as the Phantom Stock Restriction Period, the Phantom Stock Grant shall terminate as to all shares covered by the Grant as to which vesting restrictions have not lapsed, and such shares shall be forfeited. The Phantom Stock Restriction Period for any Phantom Stock Grant the vesting of which is based upon a continuing service relationship with the Company shall be a minimum of three years from the grant date, and the Phantom Stock Restriction Period for any Phantom Stock Grant that is based upon performance criteria shall be based upon performance over a minimum period of one year; provided, however, that up to five percent (5%) of the number of shares subject to the initial Plan Reserve may be subject to Phantom Stock Grants with a shorter or with no Phantom Stock Restriction Period. In addition, and notwithstanding the foregoing, in the event of the termination of the Grantee’s service relationship with the Company as a result of the Grantee’s Retirement, death or Disability, the Phantom Stock Restriction Period shall be deemed immediately terminated, all restrictions on the transfer of shares subject to the Phantom Stock Grant shall immediately lapse, and all such shares shall become fully vested. Notwithstanding anything in the Plan to the contrary, (i) for Phantom Stock granted before May 13, 2009, upon a Change of Control of the Company, all restrictions on the transfer of shares subject to the Phantom Stock Grant shall immediately lapse and all shares shall become fully vested, and (ii) with respect to Phantom Stock granted on or after May 13, 2009, the Committee shall specify in the Grant Letter the circumstances under which the restrictions on the transfer of shares subject to the Phantom Stock Grant shall lapse and the extent to which the shares shall become vested in the event of a Change of Control of the Company.

(d) Dividend Equivalents. The Company shall credit dividend equivalents on Phantom Stock as and when dividends are payable on Common Stock. Dividend equivalents shall be converted to additional shares of Phantom Stock on the dividend payment date and credited to the Grantee’s accounts.

(e) Conversion. On the date specified in the Grant Letter as the conversion date for the Grantee’s Phantom Stock, the Grantee shall receive in settlement of such Phantom Stock a number of shares of Common Stock equal to the Phantom Stock then credited to the Grantee’s account. Settlement shall be made in whole shares of Common Stock, with any fractional shares paid in cash.

(f) No Rights as a Stockholder. Except for divided equivalents as provided in Section 9(d) above, a Grantee shall not have any rights as a stockholder with respect to any Phantom Stock, including with respect to voting rights. Grantees shall be unsecured creditors of the Company with respect to Phantom Stock.

10.	Performance Share Awards

(a) General Provisions. The Committee may grant Performance Share Awards (“Performance Share Awards”) to key employees of the Company under and pursuant to this Section 10 and the Company’s Performance Share Plan adopted by the Board effective February 8, 2005, as amended, or any successor thereto (the “Performance Plan”). A Performance Share Award shall entitle the Grantee to receive shares of Common Stock upon settlement of the Performance Share Award at the conclusion of the Award Term (as defined in the Performance Plan), contingent upon the satisfaction of certain Performance Goals (as defined in the Performance Plan) established by the Committee. The terms and conditions of each Performance Share Award, including the Grantee, the target number of shares thereunder, the Performance Goals, the Award Term, and the formula, method or matrix for determining payout, shall be determined by the Committee in accordance with the Performance Plan and shall be set forth in the Grant Letter. Shares of Common Stock issued under a Performance Share Award shall be granted at full value with no exercise price.

(b) Number of Shares; Accounts. The Committee, in its sole discretion, shall determine the target number of shares of Common Stock that will be subject to each Performance Share Award. The actual number of shares that may be issued upon settlement of a Performance Share Award will be determinable at the conclusion of the Award Term. The Company shall establish on its records and maintain a bookkeeping account in which shall be recorded the number of shares of Common Stock subject to a Performance Share Award and the number of shares actually credited to a Grantee (without the creation of any trust or segregated account).

(c) Termination of Employment. If the Grantee’s employment with the Company terminates during the Award Term of a Performance Share Award then, depending upon the reason for such termination, such Performance Share Award may continue in force or may terminate, as provided by the applicable provisions of the Performance Plan.

(d) Change of Control. Upon a Change of Control of the Company, any outstanding Performance Share Awards shall be treated in accordance with the Grant Letter. The Committee shall specify in the Grant Letter the circumstances under which a Performance Share Award will vest in the event of a Change of Control of the Company.

(e) Settlement. Upon the conclusion of the Award Term of a Performance Share Award as specified in the Grant Letter, the Grantee shall receive in settlement of such Performance Share Award a number of shares of Common Stock as may be determined in accordance with the Performance Plan. Settlement shall be made in whole shares of Common Stock, with any fractional shares paid in cash.

(f) No Rights as a Stockholder. A Grantee shall not have any rights as a stockholder with respect to shares of Common Stock subject to a Performance Share Award prior to the issuance of such shares, including with respect to dividends and voting rights. Grantees shall be unsecured creditors of the Company with respect to Performance Share Awards.

11.	Transferability of Options and Grants

(a) Restrictions on Transferability. Only a Grantee (or, in the case of an individual Grantee, his or her authorized legal representative) may exercise rights under a Grant except as otherwise stated herein and in Section 11(b) below. No individual Grantee may transfer those rights except (i) by will or by the laws of descent and distribution, or (ii) as may be provided under Section 11(b) below. Upon the death of an individual Grantee, the personal representative or other person entitled to succeed to the rights of the Grantee (“Successor Grantee”) may exercise such rights. A Successor Grantee shall furnish proof satisfactory to the Company of such person’s right to receive the Grant under the Grantee’s will or under the applicable laws of descent and distribution.

(b) Nonqualified Stock Options. Notwithstanding the foregoing, the Committee may provide in its sole discretion that a Grantee may transfer Nonqualified Stock Options to family members, one or more trusts for the benefit of family members, or one or more partnerships of which family members are the only partners, according to such terms as the Committee may determine; provided that any such transfer shall not be for value, the Grantee shall receive no consideration for the transfer of such Nonqualified Stock Options and the transferred Nonqualified Stock Options shall continue to be subject to the same terms and conditions as were applicable immediately before the transfer.

12.	Change of Control of the Company

As used in this Plan, unless otherwise specified in the Grant Letter, a “Change of Control” shall be deemed to have taken place if (i) any Person (except for an employee or his or her family, the Company or any employee benefit plan of the Company or of any Affiliate, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan), together with all Affiliates and Associates of such Person shall become the Beneficial Owner in the aggregate of 40% or more of the shares of the Company then outstanding and entitled to vote for directors generally, (ii) any Person (except an employee and his or her family), together with all Affiliates and Associates of such Person, purchases substantially all of the assets of the Company, or (iii) during any 24-month period, individuals who at the beginning of such period constituted the Board cease for any reason to constitute a majority thereof, unless the election, or the nomination for election by the Company’s stockholders, of at least 75% of the directors who were not directors at the beginning of such period was approved by a vote of at least 75% of the directors in office at the time of such election or nomination who were directors at the beginning of such period.

For purposes of this definition, “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Exchange Act; “Person” shall mean any individual, firm, corporation, partnership or other entity (which, for the avoidance of doubt, does not include the United States government, any of its states, or any of their respective political subdivisions, departments, agencies or instrumentalities), as determined by the Committee in its sole discretion; and a Person shall be deemed the “Beneficial Owner” of any securities:

(i) that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for payment, purchase or exchange;

(ii) that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 under the Exchange Act), including without limitation, pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the “Beneficial Owner” of any security under this subsection (ii) as a result of an oral or written agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (B) is not then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable successor report); or

(iii) to the extent that such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) with any other Person for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy described in the proviso to subsection (ii) above) or disposing of any voting securities of the Company, in which case such Person shall be the Beneficial Owner of all securities that are Beneficially Owned, directly or indirectly, by such other Person (or any Affiliate or Associate thereof) within the meaning of subsection (i) or (ii) above; provided, however, that nothing in this definition shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition.

Notwithstanding the foregoing, for Grants made on or after May 13, 2009, the Committee may adjust the definition of Change of Control for a particular Grant as the Committee deems appropriate in the Grant Letter issued with respect to such Grant.

13.	Dissolution, Liquidation or Winding Up

If the Company is to be dissolved or liquidated, then, at least ten days prior to the effective date of such event, the Company shall give each Grantee with any outstanding Grants written notice of such event. Each such Grantee shall thereupon have the right to exercise in full any installments of such Grants not previously exercised (whether or not the right to exercise such installments has accrued pursuant to such Grants), within ten days after such written notice is sent by the Company. Any installments of such Grants not so exercised shall thereafter lapse and be of no further force or effect.

14.	Amendment and Termination of the Plan and Grants

(a) Amendment. The Board may amend or terminate the Plan at any time, subject to the following limitations:

(1) the approval by the stockholders of the Company and approval by the Committee shall be required in respect of any amendment to the extent then required by applicable law or by the regulations of the U.S. Securities and Exchange Commission or the New York Stock Exchange or such other securities exchange on which the Common Stock is then listed; and

(2) the Board shall not amend the Plan without stockholder approval if such amendment would cause the Plan, any Grant or the exercise of any right under the Plan to fail to comply with the requirements of Rule 16b-3 under the Exchange Act (or any successor provision), or if such amendment would cause the Plan or the Grant or exercise of an Incentive Stock Option to fail to comply with the requirements of Section 422 of the Code including, without limitation, a reduction of the option price set forth in Section 6(b) above or an extension of the period during which an Incentive Stock Option may be exercised as set forth in Section 6(c) above.

(b) Termination of Plan. The Plan shall terminate on December 31, 2018, unless earlier terminated by the Board or unless extended by the Board with the approval of the stockholders. No Incentive Stock Option shall be granted under the Plan more than ten years following the Effective Date.

(c) Termination and Amendment of Outstanding Grants.

(1) General. A termination or amendment of the Plan that occurs after a Grant is made shall not result in the termination or amendment of the Grant unless the Grantee consents or unless the Committee acts under Section 22(b) below. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 22(b) below or may be amended by mutual agreement of the Company and the Grantee which is consistent with the Plan; provided, however, that an amendment of the Plan or of the Grant that merely accelerates the vesting or extends the post-termination exercise period of the Grant shall become effective without the consent of the Grantee.

(2) No Repricing. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Grants may not be amended to reduce the exercise price of outstanding Stock Options or SARs, or to cancel outstanding Stock Options or SARs in exchange for cash, other incentive awards, or Stock Options or SARs with an exercise price that is less than the exercise price of the original Stock Options or SARs, in each case without the approval of the stockholders of the Company. This Section 14(c)(2) is intended to govern the repricing or exchange of “underwater” Stock Options and SARs and shall not be construed to prohibit the adjustments provided for in Section 3(c) of this Plan.

15.	Funding of the Plan

The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under the Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

16.	Rights of Eligible Participants

Nothing in the Plan shall entitle any Eligible Participant or other person to any claim or right to any Grant under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Eligible Participant or Grantee any rights to be retained by the Company in any capacity, whether as an employee, officer, non-employee member of the Board, independent contractor, consultant, advisor or otherwise.

17.	Tax Matters

(a) Withholding of Taxes. The Company shall have the right to deduct from all Grants paid in cash any federal, state or local taxes required by law to be withheld with respect to such Grants paid in cash. In the case of Grants paid in Common Stock, the Company shall have the right to require the Grantee to pay to the Company the amount of any taxes which the Company is required to withhold in respect of such Grants or to take whatever action it deems necessary to protect the interests of the Company in respect of such tax liabilities, including, without limitation, withholding a portion of the shares of Common Stock otherwise deliverable pursuant to the Plan. The Company’s obligation to issue or transfer shares of Common Stock in connection with any Grant shall be conditioned upon the Grantee’s compliance with the requirements of this Section 17(a) to the satisfaction of the Committee.

(b) Deferrals and Code Section 409A. The Committee, in its sole discretion, may permit a Grantee to defer receipt of the payment of cash or the delivery of shares that would otherwise be delivered under the Plan. In the event of such a deferral, the Committee may, if applicable, provide that the payment of dividend equivalents attributable thereto shall be also deferred until such time as the Grant will be settled in accordance with the Grantee’s deferral election. Any such deferral election shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion. The Committee may establish such rules and procedures as it may deem advisable and in the best interests of the Company in the event that Section 409A of the Code is implicated by any transaction under the Plan.

18.	Agreements with Grantees

Each Grant made under the Plan shall be evidenced by a Grant Letter containing such terms and conditions as the Committee shall approve. In the event of a conflict between the provisions of the Plan and the provisions of any Grant Letter, the provisions of the Plan shall control.

19.	Requirements for Issuance of Shares

No Common Stock shall be issued or transferred under the Plan unless and until all applicable legal requirements have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant on the Grantee’s undertaking in writing to comply with such restrictions on any subsequent disposition of the shares of Common Stock issued or transferred thereunder as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions. Any such restrictions are in addition to and not in lieu of the restrictions on shares provided for elsewhere in the Plan, including in Section 7 hereof in the case of Restricted Stock or Restricted Stock Units.

20.	Non-U.S. Grants

In order to conform with the provisions of local laws and regulations, or with local compensation practices and policies, in foreign countries in which the Company or any of its Subsidiaries or Affiliates operate, but subject to the limitations set forth herein regarding the maximum number of shares issuable hereunder and the maximum award to any single Grantee, the Committee may (i) modify the terms and conditions of Grants to Grantees employed or engaged outside the United States (“Non-US Grants”), (ii) establish subplans with modified exercise procedures and such other modifications as may be necessary or advisable under the circumstances (“Subplans”), and (iii) take any action which it deems advisable to obtain, comply with or otherwise reflect any necessary governmental regulatory procedures, exemptions or approvals with respect to the Plan. The decision to grant Non-US Grants or to establish Subplans shall be at the sole discretion of the Committee. The Committee may amend, modify or terminate any Subplans at any time, and such amendment, modification or termination may be made without prior notice to the Grantees. The Company, Subsidiaries, Affiliates and members of the Committee shall not incur any liability of any kind to any Grantee as a result of any change, amendment or termination of any Subplan at any time. The benefits and rights provided under any Subplan or by any Non-US Grants (1) are wholly discretionary and, although provided by either the Company, a Subsidiary or Affiliate, do not constitute regular or periodic payments and (2) are not to be considered part of the Grantee’s salary or compensation under the Grantee’s employment with the Grantee’s local employer for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind. If a Subplan is terminated, the Committee may direct the payment of Non-US

Grants (or direct the deferral of payments whose amount shall be determined) prior to the dates on which payments would otherwise have been made, and, in the Committee’s discretion, such payments may be made in a lump sum or in installments.

21.	Effective Dates

(a) Effective Date of the Plan. The Plan shall be effective as of February 14, 2008, subject to the approval of the Company’s stockholders within 12 months after such effective date.

(b) Effectiveness of Section 16 Provisions. The provisions of the Plan that refer to, or are applicable to persons subject to, Section 16 of the Exchange Act shall remain in effect for so long as the Common Stock is registered under the Exchange Act.

22.	Miscellaneous

(a) Substitute Grants. The Committee may make a Grant to an employee, a non-employee director, or an independent contractor, consultant or advisor of another corporation or other entity, if such person shall become an Eligible Participant by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company and such entity. Any such Grant shall be made in substitution for a stock option, restricted stock grant or other incentive award granted by such entity (“Substituted Stock Incentives”), but the terms and conditions of the substitute Grant may vary from the terms and conditions required by the Plan and from those of the Substituted Stock Incentives. The Committee shall prescribe the provisions of the substitute Grants.

(b) Compliance with Law. Notwithstanding anything in the Plan or any Grant Letter to the contrary, the Plan, the exercise of Grants and the obligations of the Company to issue or transfer shares of Common Stock under Grants shall be subject to all applicable laws and required approvals by any governmental or regulatory agencies. With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan shall comply with all applicable conditions of Rule 16b-3 or any successor provisions under the Exchange Act. The Committee may revoke any Grant if it is contrary to law or modify any Grant to bring it into compliance with any valid and mandatory government regulations. The Committee may, in its sole discretion, agree to limit its authority under this Section 22(b). Without limiting the foregoing, notwithstanding anything in the Plan or any Grant Letter to the contrary, the Plan and all Grants hereunder shall be subject to all applicable laws, regulations, restrictions, or governmental guidance that become applicable in the event of the Company’s participation in the Troubled Asset Relief Program under the Emergency Economic Stabilization Act of 2008 and the American Recovery and Reinvestment Act of 2009, or any similar program of the United States government, any of its states, or any of their respective political subdivisions, departments, agencies or instrumentalities (collectively, “TARP”), and the Committee reserves the right to modify Grants as necessary to conform to any restrictions imposed under TARP. Furthermore, as a condition of participating in the Plan, all Participants agree to any such modifications that may be imposed by the Committee, and all Participants agree to sign such waivers or acknowledgments as the Committee may deem necessary or appropriate with respect to TARP restrictions applicable to Grants.

(c) Governing Law. Except to the extent preempted by any applicable federal law, the Plan and the Grant Letters shall be construed and administered in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws thereunder.

(d) Severability. In the event any provision of the Plan or of any Grant Letter shall be held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan or Grant Letter, and the Plan or Grant Letter shall be construed or enforced as though the illegal or invalid provision had not been included.

(e) Headings. The section headings of the Plan are for reference only. In the event of a conflict between a section heading and the content of a section of the Plan, the content of the section shall control.

23.	Index of Defined Terms

For purposes of the Plan:

“Affiliate” is defined in Section 12.

“Associate” is defined in Section 12.

“Beneficial Owner” is defined in Section 12.

“Board” shall mean the Board of Directors of Radian Group Inc. The term “director” shall refer to an individual member of the Board.

“Cause,” when used in connection with the termination of a Grantee’s employment or other service relationship with the Company, shall mean the Grantee’s (1) indictment for, conviction of, or pleading nolo contendere to, a felony or a crime involving fraud, misrepresentation or moral turpitude (excluding traffic offenses other than traffic offenses involving use of alcohol or illegal substances); (2) fraud, dishonesty, theft or misappropriation of funds in connection with the Grantee’s duties with the Company; (3) material violation of the Company’s Code of Conduct or employment policies, as in effect from time to time; or (4) gross negligence or willful misconduct in the performance of the Grantee’s duties with the Company, in each case as determined in the sole discretion of the Committee.

“Change of Control” is defined in Section 12.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” is defined in Section 4(a).

“Common Stock” is defined in Section 3(a).

“Company” is defined in the preamble to the Plan. For purposes of the Plan, the term “Company” includes Radian Group Inc. and all of its Subsidiaries as a group.

“Disability” is defined in Section 6(d).

“Effective Date” shall mean February 14, 2008.

“Eligible Participant” is defined in Section 5.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

The “fair market value” of a share of Common Stock shall be as determined in Section 6(b)(2).

“Full Value Grants” is defined in Section 3(b).

“Grant” is defined in Section 2.

“Grantee” is defined in Section 5.

“Grant Letter” is defined in Section 2.

“Incentive Stock Option” is defined in Section 6(b)(1).

“Nonqualified Stock Option” is defined in Section 6(b)(1).

“Non-US Grants” is defined in Section 20.

“Parent Corporation” shall have the meaning set forth in Section 424(e) of the Code.

“Performance Plan” is defined in Section 10(a).

“Performance Share Awards” is defined in Section 10(a).

“Person” is defined in Section 12.

A share of “Phantom Stock” shall mean the right, granted pursuant to Section 9, to receive a share of Company Stock upon the settlement thereof.

“Phantom Stock Restriction Period” is defined in Section 9(a).

“Plan” shall mean this Radian Group Inc. 2008 Equity Compensation Plan as defined in the preamble, as the same may be amended from time to time.

“Plan Reserve” is defined in Section 3(a), subject to adjustment from time to time as provided in Section 3.

A share of “Restricted Stock” shall mean a share of Common Stock which is granted pursuant to a Restricted Stock Grant.

“Restricted Stock Grant” is defined in Section 7.

“Restricted Stock Units” is defined in Section 7.

“Restriction Period” is defined in Section 7(a).

“Retirement” is defined in Section 6(d).

“RSU Conversion Date” is defined in Section 7(a).

“Rule 16b-3” shall mean the rule thus designated as promulgated under the Exchange Act, or any successor rule.

“SAR” is defined in Section 8(a).

“Stand-Alone SAR” shall mean a stock appreciation right granted pursuant to Section 8 which is not related to any Stock Option.

“Stock Option” is defined in Section 6(b)(1).

“Subcommittee” is defined in Section 4(c).

“Subplans” is defined in Section 20.

“Subsidiary” shall mean any corporation or other entity in which, at the time of reference, the Company owns, directly or indirectly, stock or similar interests comprising more than 50% of the combined voting power of all outstanding securities of such entity.

“Subsidiary Corporation” shall have the meaning set forth in Section 424(f) of the Code.

“Substituted Stock Incentives” is defined in Section 22(a).

“Successor Grantee” is defined in Section 11(a).

“Tandem SAR” shall mean a stock appreciation right granted pursuant to Section 8 which is related to a Stock Option.

* * *

This Radian Group Inc. Amended and Restated 2008 Equity Compensation Plan was adopted by the Board of Directors of the Company on February 11, 2009, and was approved by the stockholders of the Company at the annual meeting of stockholders held on May 13, 2009. This Plan was further amended and clarified by the Board of Directors of the Company on May 13, 2009, June 16, 2009, and February 10, 2010. The May 2009, June 2009 and February 2010 amendments shall apply to all Grants except where explicitly specified otherwise herein.

On February 10, 2010, the Board of Directors of the Company adopted an amendment to this Radian Group Inc. Amended and Restated 2008 Equity Compensation Plan to increase the number of shares authorized for issuance by 800,000 additional shares (for an aggregate of 3,267,000 shares authorized for issuance), subject to the approval of our stockholders at the 2010 annual meeting of stockholders currently scheduled for May 12, 2010.

APPENDIX B

SECOND AMENDMENT

TO AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

RADIAN GROUP INC.

Radian Group Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify that:

1.    This Second Amendment to the Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), of the Corporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

2.    This Second Amendment to the Certificate of Incorporation amends Article FOURTH of the Certificate of Incorporation by adding new Section 4.4 of Article FOURTH to read in its entirety as follows:

Section 4.4    Transfer Restrictions.

Section 4.4.1    Certain Definitions.

As used in Section 4.4 of this Article FOURTH:

“Acquire” or “Acquisition” and similar terms mean the direct or indirect acquisition of record, legal, beneficial or any other ownership of Corporation Securities by any means, including (a) the exercise of any rights under any option, warrant, convertible security, pledge or other security interest or similar right to acquire shares or (b) the entering into of any swap, hedge or other arrangement that results in the acquisition of any of the economic consequences of ownership of Corporation Securities if, as a result of such direct or indirect acquisition, the acquirer would be considered an owner of Corporation Securities under the direct, indirect or constructive ownership rules of Section 382 of the Code.

“Agent” shall have the meaning set forth in Section 4.4.3(b) of this Article FOURTH.

“Business Day” means any day, other than a Saturday, Sunday or day on which banks located in New York City, New York or Philadelphia, Pennsylvania, are authorized or required by law to close.

“Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

“Controlled Person” shall have the meaning set forth in Section 4.4.3(f) of this Article FOURTH.

“Corporation Securities” means (a) shares of Common Stock, (b) shares of Preferred Stock of any class or series of Preferred Stock, (c) warrants, rights or options (including within the meaning of Treasury Regulation Section 1.382–2T(h)(4)(v) (or any successor provision)) to purchase other Corporation Securities of the Corporation, and (d) any other interests that would be treated as “stock” of the Corporation pursuant to Treasury Regulation Section 1.382–2T(f)(18) (or any successor provision).

“Effective Date” means the date of filing of the Second Amendment to the Amended and Restated Certificate of Incorporation first containing this provision.

“Entity” means an entity within the meaning of Treasury Regulation Section 1.382–3(a)(1) (or any successor provision).

“Excess Securities” shall have the meaning set forth in Section 4.4.3(a) of this Article FOURTH.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Person” means any Existing Holder, unless and until such time as such Existing Holder shall (i) have a Percentage Stock Ownership that is more than the Existing Holder Ownership Cap of such Existing Holder or (ii) no longer be a “five-percent shareholder” of the Corporation Securities pursuant to Treasury Regulation Section 1.382–2T(g)(1) (or any successor provision). Notwithstanding the foregoing, no Exempt Person shall cease to be an Exempt Person solely as the result of an Acquisition of Corporation Securities by the Corporation which, by reducing the number of Corporation Securities outstanding, increases the Percentage Stock Ownership of such Person.

“Existing Holder” means any Person who, immediately before the Effective Date, is a “five-percent shareholder” of the Corporation Securities pursuant to Treasury Regulation Section 1.382–2T(g)(1) (or any successor provision).

“Existing Holder Initial Ownership” means, with respect to any Existing Holder, the aggregate Percentage Stock Ownership of such Existing Holder immediately before the Effective Date (as reflected in the most recent Schedule 13D, Schedule 13F or Schedule 13G filed by such Existing Holder before the Effective Date).

“Existing Holder Ownership Cap” means, as determined from time to time with respect to any Existing Holder, the sum of (a) the difference of (i) the Existing Holder Initial Ownership of such Existing Holder minus (ii) the total shares of Stock that such Existing Holder has disposed of on or after the Effective Date plus (b) the difference (which difference shall in no event be less than zero) of (i) 150,000 shares of Common Stock (subject to adjustment for any stock split, reverse stock split, recapitalization or similar transaction) minus (ii) the total shares of Stock that such Existing Holder has Acquired on or after the Effective Date; provided, however that in no event shall the Existing Holder Ownership Cap of such Existing Holder ever exceed the Existing Holder Initial Ownership of such Existing Holder. For purposes of clause (a)(ii) of this definition, “disposed” means any direct or indirect sale, transfer, assignment, conveyance, pledge or other disposition or other action in any manner whatsoever, whether voluntary or involuntary, by operation of law or otherwise, that reduces the Percentage Stock Ownership of the Existing Holder.

“Five Percent Shareholder” means a Person that is identified as a “five-percent shareholder” of the Corporation Securities pursuant to Treasury Regulation Section 1.382–2T(g)(1) (or any successor provision), but excluding (a) any “direct public group” with respect to the Corporation, as that term is defined in Treasury Regulation Section 1.382–2T(j)(2)(ii) (or any successor provision) or (b) any Exempt Person.

“Percentage Stock Ownership” and similar terms means the direct and indirect percentage stock ownership of any Person for purposes of Section 382 of the Code as determined in accordance with Treasury Regulation Section 1.382–2T(g), (h), (j) and (k) (or any successor provisions) including any ownership by application of constructive ownership rules.

“Person” means an individual, corporation, estate, trust, association, limited liability company, partnership, joint venture or similar organization, and also includes a group of Persons that is an “entity” within the meaning of Treasury Regulation Section 1.382–3(a)(1) (or any successor provision).

“Prohibited Distributions” shall have the meaning set forth in Section 4.4.3(b) of this Article FOURTH.

“Prohibited Transfer” shall have the meaning set forth in Section 4.4.2(a) of this Article FOURTH.

“Purported Transferee” shall have the meaning set forth in Section 4.4.3(a) of this Article FOURTH.

“Request” shall have the meaning set forth in Section 4.4.2(b) of this Article FOURTH.

“Restriction Release Date” means such date, after the Effective Date, that (i) the repeal of Section 382 or any successor statute occurs if the Board determines that Section 4.4 of this Article FOURTH is no longer necessary for the preservation of Tax Benefits, (ii) is the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward, or (iii) is such date as the Board determines that a limitation on the use of the Tax Benefits under Section 382 would no longer be material to the Company.

“Restricted Holder” means a Person that (a) is a Five Percent Shareholder and Acquires or proposes to Acquire additional Corporation Securities, or (b) is proposing to Acquire Corporation Securities, and after such proposed Acquisition of Corporation Securities, would be a Five Percent Shareholder.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Security” or “Securities” shall have the meaning set forth in Section 4.4.3(d) of this Article FOURTH.

“Stock” means any interest that would be treated as “stock” of the Corporation pursuant to Treasury Regulation Section 1.382–2T(f)(18) (or any successor provision).

“Tax Benefits” means all net operating loss carryovers, capital loss carryovers, general business carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, if any, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code and the Treasury Regulations promulgated thereunder, of the Corporation or any of its subsidiaries.

“Transfer” means any direct or indirect Acquisition, sale, transfer, assignment, conveyance, pledge or other disposition or other action in any manner whatsoever, whether voluntary or involuntary, by operation of law or otherwise, by any Person that alters the Percentage Stock Ownership of any Person, or any attempt to do any of the foregoing. A Transfer shall also include the creation or grant of an option (including within the meaning of Treasury Regulation Section 1.382–2T(h)(4)(v) (or any successor provision)). A Transfer shall include a repurchase of Corporation Securities by the Corporation but shall not include an issuance or grant of Corporation Securities by the Corporation.

“Treasury Regulation” means a Treasury Regulation promulgated under the Code.

Section 4.4.2    Transfer Restrictions.

(a)    In order to preserve the Tax Benefits, from and after the Effective Date and before the Restriction Release Date, no Transfer other than to the Corporation shall be permitted, and any such purported Transfer shall be null and void ab initio, as to the amount of any such purported Transfer of Corporation Securities that causes, after giving effect to such purported Transfer (or any series of Transfers of which such Transfer is a part), (i) any Person to become a Five Percent Shareholder or (ii) the Percentage Stock Ownership interest in the Corporation of any Five Percent Shareholder to increase (a “Prohibited Transfer”). The prior sentence is not intended to prevent the Corporation Securities from being DTC-eligible and shall not preclude the settlement of any transactions in the Corporation Securities entered into through the facilities of a national securities exchange or any national securities quotation system, provided, that if the settlement of the transaction would result in a Prohibited Transfer, such Transfer shall nonetheless be a Prohibited Transfer.

(b)    The restrictions contained in this Article FOURTH are for the purposes of reducing the risk that any “ownership change” (as defined in the Code) of the Corporation Securities may limit the Corporation’s ability to utilize its Tax Benefits. In connection therewith, and to provide for effective policing of these provisions, a Restricted Holder who proposes to Acquire Corporation Securities shall, before the date of such proposed Acquisition, request in writing (a “Request”) that the Board of Directors of the Corporation review such proposed Acquisition and authorize or not authorize such proposed Acquisition in accordance with this Section 4.4.2(b) of Article FOURTH. A Request shall be made in accordance with this Section 4.4.2(b) of Article FOURTH and shall be delivered by fax and by registered mail, return receipt requested, to the Secretary of the Corporation at the principal executive offices of the Corporation. Such Request shall be deemed to have been received by the Corporation only when actually received by the Corporation. To be made in accordance with this Section 4.4.2(b) of Article FOURTH, a Request shall include (i) the name, address and telephone number of the Restricted Holder, (ii) a description of the Restricted Holder’s existing direct and indirect ownership of Corporation Securities, together with such ownership of all affiliates and associates of the Restricted Holder, (iii) a description of the Corporation Securities that the Restricted Holder proposes to Acquire, (iv) the date on which such proposed Acquisition is expected to take place (or, if such Acquisition is proposed to be made in a transaction on a national securities exchange or any national securities quotation system, a statement to that effect), (v) the name, address and telephone number of the proposed transferor of the Corporation Securities that the Restricted Holder proposes to Acquire (or, if such Acquisition is proposed to be made in a transaction on a national securities exchange or any national securities quotation system, a statement to that effect), (vi) a reasonably detailed description of the Acquisition, and (vii) a request that the Board of Directors authorize, if appropriate, such Acquisition pursuant to this Section 4.4.2(b) of Article FOURTH. The Board of Directors may authorize an Acquisition by a Restricted Holder, if it determines in its sole discretion, that, such Acquisition will not be likely to directly or indirectly limit the availability to the Corporation of the Tax Benefits or is otherwise in the best interests of the Corporation and, in such case, the restrictions set forth in Section 4.4.2(a) of this Article FOURTH shall not apply to such Acquisition. If the Board of Directors authorizes an Acquisition by a Restricted Holder, it may, in its sole discretion, deem such Restricted Holder to be an Existing Holder (and to determine the deemed Existing Holder Initial Ownership) under this Article FOURTH. Any determination by the Board of Directors not to authorize a proposed Acquisition by a Restricted Holder shall cause such proposed Acquisition to be deemed a Prohibited Transfer. Any determination to authorize a proposed Acquisition by a Restricted Holder granted hereunder may be granted in whole or in part, and may be subject to any limitations or conditions (including restrictions on the ability of the Restricted Holder to subsequently transfer Corporation Securities acquired through such authorized Acquisition), in each case as and to the extent the Board shall determine in its sole discretion. In addition, the Board of Directors may, in its sole discretion, require representations from the Restricted Holder or an opinion of counsel to be rendered by counsel selected by the Board of Directors, that the Transfer will not result in the application of any Section 382 limitation on the use of the Tax Benefits or other matters that the Board of Directors may determine. Any Restricted Holder who makes a Request to the Board of Directors shall reimburse the Corporation, on demand, for all costs and expenses incurred by the Corporation with respect to any proposed Acquisition of Corporation Securities, including the Corporation’s costs and expenses incurred in determining whether to authorize the proposed Acquisition, which costs may include any expenses of counsel and/or tax advisors engaged by the Board of Directors to advise the Board of Directors or deliver an opinion thereto.

Section 4.4.3    Treatment of Excess Securities.

(a)    No employee or agent of the Corporation shall record any Prohibited Transfer, and the purported transferee of a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a stockholder of the Corporation for any purpose whatsoever in respect of the Corporation Securities that are the subject of the Prohibited Transfer (the “Excess Securities”). The Purported Transferee shall not be entitled with respect to such Excess Securities to any rights of a stockholder of the Corporation, including the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof. Once the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, such Corporation Securities shall cease to be Excess Securities.

(b)    If the Board of Directors determines that a Prohibited Transfer has been recorded by an agent or employee of the Corporation notwithstanding the prohibition in Section 4.4.3(a) of this Article FOURTH, such recording and the Prohibited Transfer shall be null and void ab initio and have no legal effect and, upon written demand by the Corporation, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any dividends or other distributions that were received by the Purported Transferee from the Corporation with respect to the Excess Securities (the “Prohibited Distributions”), to an agent designated by the Board of Directors (the “Agent”). In the event of an attempted Prohibited Transfer involving the purchase or Acquisition of Corporation Securities in violation of this Article FOURTH by a Restricted Holder, the Agent shall thereupon sell to a buyer or buyers, which may include the Corporation or the purported transferor, the Excess Securities transferred to it in one or more arm’s-length transactions (including over a national securities exchange or national securities quotation system on which the Corporation Securities may be traded); provided, however, that the Agent, in its sole discretion, shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if the Agent determines such sale or sales could disrupt the market for the Corporation Securities, could adversely affect the value of the Corporation Securities or may be in violation of applicable securities laws. If the Purported Transferee has resold the Excess Securities before receiving the Corporation’s demand to surrender the Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, unless the Corporation grants written permission to the Purported Transferee to retain a portion of such sales proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Section 4.4.3(c) of this Article FOURTH if the Agent, rather than the Purported Transferee, had resold the Excess Securities.

(c)    The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee had previously resold the Excess Securities, any amounts received by it from a Purported Transferee, as follows: (i) first, to reimburse itself to the extent necessary to cover its costs and expenses incurred in accordance with its duties hereunder; (ii) second, to reimburse the Purported Transferee for the amounts paid by the Purported Transferee for the Excess Securities (or in the case of any Prohibited Transfer by gift, devise or inheritance or any other Prohibited Transfer without consideration, the fair market value, calculated on the basis of the closing market price for the Corporation Securities on the day before the Prohibited Transfer), and (iii) third, the remainder, if any, to the original transferor, or, if the original transferor cannot be readily identified, to an entity designated by the Corporation’s Board of Directors that is described in Section 501(c) of the Code, contributions to which must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code. The recourse of any Purported Transferee with respect to any Prohibited Transfer shall be limited to the amount payable to the Purported Transferee pursuant to clause (ii) of this Section 4.4.3(c) of this Article FOURTH. Except as may be required by law, in no event shall the proceeds of any sale of Excess Securities pursuant to this Article FOURTH inure to the benefit of the Corporation or the Agent, except to the extent used to cover expenses incurred by the Agent in performing its duties hereunder.

(d)    In the event of any Transfer to the Corporation, or any Transfer that does not involve a transfer of securities of the Corporation within the meaning of Delaware law (“Securities,” and individually, a “Security”), that would in either case cause (i) any Person to become a Five Percent Shareholder or (ii) the Percentage Stock Ownership interest of any Five Percent Shareholder to increase, the application of Section 4.4.3(b) and Section 4.4.3(c) shall be modified as described in this Section 4.4.3(d). In such case, no such Five Percent Shareholder shall be required to dispose of any interest that is not a Security, but such Five Percent Shareholder and/or any Person whose ownership of Securities is attributed to such Five Percent Shareholder shall be deemed to have disposed of and shall be required to dispose of sufficient Securities (which Securities shall be disposed of in the inverse order in which they were acquired) to cause such Five Percent Shareholder, after such disposition, not to be in violation of this Article FOURTH. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in Section 4.4.3(b) and Section 4.4.3(c), except that the maximum aggregate amount payable either to such Five Percent Shareholder, or to such other Person that was the direct holder of such Excess Securities, in connection with such sale shall be the fair market value of such Excess Securities at the time of the purported Transfer. All expenses incurred by the Agent in disposing of such Excess Securities shall be paid out of any amounts due such

Five Percent Shareholder or such other Person. The purpose of this Section 4.4.3(d) is to extend the restrictions in Section 4.4.2(a) and Section 4.4.3(a) to situations in which there is a Five Percent Shareholder without a direct Transfer of Securities, and this Section 4.4.3(d), along with the other provisions of this Article FOURTH, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Corporation Securities.

(e)    If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof to the Agent within thirty (30) days from the date on which the Corporation makes a demand pursuant to Section 4.4.3(b) of this Article FOURTH or any written demand with respect to a deemed disposition pursuant to Section 4.4.3(d) of this Article FOURTH, then the Corporation may take any actions it deems necessary to enforce the provisions hereof, including the institution of legal proceedings to compel such surrender.

(f)    If any Person shall knowingly violate, or knowingly cause any other Person under control of such Person (a “Controlled Person”) to violate this Article FOURTH (including failure to surrender the Excess Securities or the proceeds of a sale thereof as demanded by the Corporation pursuant to Section 4.4.3(e) of this Article FOURTH), then that Person and any Controlled Person shall be jointly and severally liable to the Corporation for, and shall indemnify and hold the Corporation harmless against, any and all losses and damages suffered as a result of such violation, including any attorneys’ and auditors’ fees incurred in connection with such violation.

Section 4.4.4    Legends; Compliance.

(a)    All certificates reflecting Corporation Securities on or after the Effective Date shall, until the Restriction Release Date, bear a conspicuous legend in substantially the following form:

THE TRANSFER OF SECURITIES REPRESENTED HEREBY IS SUBJECT TO RESTRICTION PURSUANT TO ARTICLE FOURTH OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF RADIAN GROUP INC., AS AMENDED, A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS. IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AND THE PURPORTED TRANSFEREE OF THE STOCK WILL BE REQUIRED TO TRANSFER THE EXCESS SECURITIES (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) TO THE CORPORATION’S AGENT.

(b)    The Corporation shall have the power to make appropriate notations upon its stock transfer records and to instruct any transfer agent, registrar, securities intermediary or depository with respect to the requirements of this Article FOURTH for any uncertificated Corporation Securities or Corporation Securities held in an indirect holding system. As a condition to the registration of the Transfer of any Corporation Securities, any Person who is a beneficial, legal or record holder of Corporation Securities, and any proposed transferee of such Corporation Securities and any Person controlling, controlled by or under common control with the proposed transferee of such Corporation Securities, shall provide such information as the Corporation may request from time to time in order to determine compliance with this Article FOURTH or the status of the Tax Benefits of the Corporation.

(c)    Nothing contained in this Article FOURTH shall limit the authority of the Board of Directors of the Corporation to take such other action to the extent permitted by law as it deems necessary or advisable to preserve the Corporation’s Tax Benefits. The Board of Directors of the Corporation shall have the power to determine all matters necessary for determining compliance with this Article FOURTH, including determining (i) the identification of Five Percent Shareholders, Exempt Persons and Restricted Holders, (ii) whether a Transfer or proposed Transfer is a Prohibited Transfer, (iii) the Percentage Stock Ownership in the Corporation of any Five Percent Shareholders, Exempt Persons and Restricted Holders, (iv) whether an instrument constitutes a Corporation Security, (v) the amount (or fair market value) due to a Purported Transferee, (vi) whether compliance with any restriction or limitation on stock ownership and Transfers are no longer required for preservation of Tax Benefits, (vii) the interpretation of the provisions of this Article FOURTH and the applicability to stockholders of the Corporation of the restrictions on Transfer set forth herein, including the establishment of presumptions and procedures related thereto, and the correction or clarification of any errors or ambiguities therein, and (viii) any other matters which the Board of Directors deems relevant. Without limiting the generality of the foregoing, for the purposes of determining the existence and identity of, and the amount of Corporation Securities owned by, any Person, the Corporation and the Board of Directors are entitled to rely on (a) the existence and absence of filings of Schedule 13D, Schedule 13F, or Schedule 13G under the Exchange Act (or any similar schedules) as of any date, and (b) its actual knowledge of the ownership of the Corporation Securities. In the case of an ambiguity in the application of any of the provisions of this Article FOURTH, including any definition used herein, the Board of Directors shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances. In the event that this Article FOURTH requires an action by the Board of Directors but fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the express provisions of this Article FOURTH. All such actions, calculations, interpretations and determinations that are done or made by the Board of Directors in good faith shall be final, conclusive and binding on the Corporation, the Agent, and all other parties to a Transfer. The Board of Directors may delegate all or any portion of its duties and powers under this Article FOURTH to a committee of the Board of Directors as it deems advisable or necessary.

(d)    Nothing contained in this Article FOURTH shall be construed to give any Person other than the Corporation or the Agent any legal or equitable right, remedy or claim under this Article FOURTH. This Article FOURTH shall be for the sole and exclusive benefit of the Corporation and the Agent.

(e)    With regard to any power, remedy or right provided herein or otherwise available to the Corporation or the Agent provided under this Article FOURTH, (i) no waiver will be effective unless expressly contained in a writing signed by the waiving party, and (ii) no alteration, modification, or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

(f)    If any provision of this Article FOURTH or the application of any such provision to any Person or under any circumstances shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Article FOURTH.

(g)    The Board shall at least annually consider whether to make the determination provided by clause (iii) of the definition of Restriction Release Date in Section 4.4.1 of this Article FOURTH in light of all relevant factors, including the amount and anticipated utilization of the Corporation’s Tax Benefits and the Corporation’s market capitalization.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Second Amendment to the Corporation’s Amended and Restated Certificate of Incorporation, as amended, has been executed by a duly authorized officer of the Corporation on this              day of                                  2010.

Radian Group Inc.

By:
Name: Title:

APPENDIX C

Execution Copy

RADIAN GROUP INC.

and

THE BANK OF NEW YORK MELLON

as Rights Agent

TAX BENEFIT PRESERVATION PLAN

Dated as of October 9, 2009

Amended and Restated as of February 12, 2010

Exhibit A	Form of Certificate of Designation
Exhibit B	Form of Right Certificate
Exhibit C	Summary of Rights

TAX BENEFIT PRESERVATION PLAN

This Tax Benefit Preservation Plan, dated as of October 9, 2009 (“Plan”), is entered into between Radian Group Inc., a Delaware corporation (the “Company”), and The Bank of New York Mellon, a New York banking corporation, as Rights Agent (the “Rights Agent”). As of February 12, 2010, the parties desire to amend and restate the Plan in its entirety, as set forth below.

Background

The Company has generated certain substantial net operating loss carryovers and other tax attributes for United States federal income tax purposes (collectively, “NOLs”), which will potentially provide valuable Tax Benefits (as defined below) to the Company. The ability to use the NOLs may be adversely affected by an “ownership change” of the Company within the meaning of Section 382 (as defined below). The Company desires to avoid such an “ownership change” and thereby preserve the ability to use the NOLs. In furtherance of such objective, the Company desires to enter into this Plan.

The Board of Directors of the Company (the “Board”) has adopted resolutions creating a series of preferred stock designated as “Series A Junior Participating Preferred Stock” and has authorized and declared a dividend of one preferred share purchase right (a “Right”) for each share of Common Stock (as hereinafter defined) of the Company outstanding as of the Close of Business (as defined below) on October 19, 2009 (the “Record Date”), each Right initially representing the right to purchase one one-thousandth (subject to adjustment) of a share of Preferred Stock (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined); provided, however, that Rights may be issued with respect to shares of Common Stock that shall become outstanding after the Distribution Date and before the Expiration Date in accordance with Section 22.

Accordingly, in consideration of the premises and the mutual agreements herein set forth and intending to be legally bound hereby, the parties agree as follows:

1.    Certain Definitions. For purposes of this Plan, the following terms have the meaning indicated:

(a)    “Acquiring Person” shall mean any Person (other than any Exempt Person) that has become, in itself or together with all Affiliates of such Person, the Beneficial Owner of 4.90% or more of the shares of Common Stock then outstanding; provided, however, that, subject to the following sentence, any Existing Holder (as defined below) will not be deemed to be an Acquiring Person for any purpose of this Plan on and after the date on which the adoption of this Plan is first publicly announced; provided, further, that a Person will not be deemed to have become an Acquiring Person solely as a result of (i) a reduction in the number of shares of Common Stock outstanding, (ii) the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees, (iii) any unilateral grant of any security by the Company or any issuance by the Company of shares of its capital stock to such Person, or (iv) an Exempt Transaction.

If a Person is not deemed an Acquiring Person by reason of the Person’s status as an Existing Holder or pursuant to the provisions in subsections (i) through (iv) above, such Person will become an Acquiring Person if that Person thereafter acquires Beneficial Ownership of any additional shares of Common Stock (other than (a) pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock, (b) pursuant to a split or subdivision of the outstanding Common Stock, or (c) pursuant to any of the provisions in subsections (i) through (iv) above), unless, upon becoming the Beneficial Owner of such additional share or shares of Common Stock, such Person is not then the Beneficial Owner of 4.90% or more of the shares of Common Stock then outstanding.

Notwithstanding the foregoing, if a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1(a), has become such inadvertently (including, because (A) such Person was unaware that it Beneficially Owned a percentage of shares of outstanding Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Plan), then the Board may, in its sole discretion, determine that if such Person divests as promptly as practicable a sufficient number of shares of Common Stock so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this Section 1(a), then such Person shall not be deemed to be or to have become an “Acquiring Person” for purposes of this Plan as a result of such inadvertent acquisition.

Further notwithstanding the foregoing, if a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1(a), has become such as a result of an acquisition of Beneficial Ownership of shares of Common Stock that the Board in its sole discretion determines in good faith, prior to the Distribution Date that would otherwise occur as a result of such acquisition, will not jeopardize or endanger the availability to the Company of the Tax Benefits or is otherwise in the best interests of the Company, then such Person shall not be deemed to be or to have become an “Acquiring Person” for purposes of this Plan as a result of such acquisition. For the sake of clarity, any Person deemed not to have become an “Acquiring Person” pursuant to the preceding sentence will be subject to the provisions of this Section 1(a) with respect to any future acquisitions of Beneficial Ownership of shares of Common Stock.

The percentage of shares of the outstanding Common Stock for purposes of this Plan shall be determined in accordance with Sections 1.382-2(a)(3), 1.382-2T(g), (h), (j) and (k) of the Treasury Regulations, and any comparable successor provisions; provided, however, that for the sole purpose of determining the percentage of shares of the outstanding Common Stock owned by any particular Person (and not for the purpose of determining the percentage of shares of outstanding Common Stock owned by any other Person), Common Stock held by such Person shall not be treated as no longer owned by such Person pursuant to Treasury Regulation § 1.382-2T(h)(2)(i)(A), or any comparable successor provision.

(b)    “Affiliate” shall mean, with respect to any Person, any other Person (whether or not an Exempt Person) whose shares of Common Stock would be deemed constructively owned by such first Person, owned by a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or any comparable successor provision, or otherwise aggregated with shares owned by such first Person for purposes of Section 382.

(c)    “Associate,” with respect to any Person, shall have the meaning set forth in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

(d)    “Authorized Officer” shall have the meaning set forth in Section 20(b) hereof.

(e)    A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “Beneficially Own” and have “Beneficial Ownership” of, any securities of which such Person is the “beneficial owner” for federal income tax purposes or would be deemed to constructively own or which otherwise would be aggregated with shares owned by such Person pursuant to Section 382. Under Section 382 as currently in effect, a Person will not be deemed the Beneficial Owner of Securities owned by another Person solely because both Persons are portfolios in the same mutual fund family or are advised by the same investment advisor, nor will an investment advisor be deemed the Beneficial Owner of securities solely because such advisor has control over the voting and disposition of such securities.

(f)    “Board” shall have the meaning set forth in the background hereto.

(g)    “Book Entry” shall mean an uncertificated book entry for the Common Stock.

(h)    “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the Commonwealth of Pennsylvania, the State of New York or the State of New Jersey are authorized or obligated by law or executive order to close.

(i)    “Capital Stock” when used with reference to any Person other than the Company shall mean the common stock (or, in the case of any entity other than a corporation, the equivalent equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

(j)    “Cashless Exercise” shall have the meaning set forth in Section 11(o) hereof.

(k)    “Certificate of Incorporation” shall mean the Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on May 12, 2004, together with the Certificate of Amendment to the Certificate of Incorporation as filed with the Secretary of State of the State of Delaware on May 22, 2008, as the same may be amended and restated from time to time.

(l)    “Close of Business” on any given date shall mean 5:00 P.M., Eastern time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., Eastern time, on the next succeeding Business Day.

(m)    “Code” shall mean the Internal Revenue Code of 1986, as amended.

(n)    “Common Stock” when used with reference to the Company shall mean the common stock, par value $0.001 per share, of the Company.

(o)    “Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.

(p)    “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(q)    “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(r)    “Equivalent Preferred Shares” shall have the meaning set forth in Section 11(b) hereof.

(s)    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(t)    “Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.

(u)    “Exemption Request” shall have the meaning set forth in Section 30 hereof.

(v)    “Exempt Person” shall mean (i) the Company or any Subsidiary (as such term is hereinafter defined) of the Company, in each case including in its fiduciary capacity, (ii) any employee benefit and/or savings plan of the Company or of any Subsidiary of the Company, or (iii) any entity or trustee holding (or acting in a fiduciary capacity in respect of) Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other benefits for employees of the Company or of any Subsidiary of the Company.

(w)    “Exempt Transaction” shall mean any transaction that the Board, in its sole discretion, has declared exempt pursuant to Section 30, which determination shall be irrevocable with respect to such transaction.

(x)    “Existing Holder” shall mean any Person who, together with all Affiliates, Beneficially Owned shares of Common Stock in excess of 4.90% of the shares of Common Stock then outstanding immediately before the first public announcement hereof.

(y)    “Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(z)    “Invalidation Time” shall have the meaning set forth in Section 11(a)(ii) hereof.

(aa)    “NASDAQ” shall mean The Nasdaq Stock Market.

(bb)    “New York Stock Exchange” shall mean the New York Stock Exchange, Inc.

(cc)    “NOLs” shall have the meaning set forth in the background hereto.

(dd)    “Person” shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, trust, association, unincorporated organization or other legal entity or any group of persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations, or any comparable successor provision.

(ee)    “Plan” shall have the meaning ascribed thereto in the preamble to this Plan, and such term shall include all amendments to this Plan.

(ff)    “Preferred Stock” shall mean the Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Company having the rights and preferences set forth in the Form of Certificate of Designations attached to this Plan as Exhibit A.

(gg)    “Purchase Price” shall have the meaning set forth in Section 7(b) hereof.

(hh)    “Record Date” shall have the meaning set forth in the background hereto.

(ii)    “Redemption Date” shall have the meaning set forth in Section 7(a) hereof.

(jj)    “Redemption Price” shall have the meaning set forth in Section 23(a) hereof.

(kk)    “Requesting Person” shall have the meaning set forth in Section 30 hereof.

(ll)    “Right” shall have the meaning set forth in the background hereto.

(mm)    “Right Certificate” shall have the meaning set forth in Section 3(a) hereof.

(nn)    “Securities Act” shall mean the Securities Act of 1933, as amended.

(oo)    “Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

(pp)    “Section 382” shall mean Code section 382, and all Treasury Regulations promulgated under it, and any comparable successor provision.

(qq)    “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

(rr)    “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, a report filed or amended pursuant to Section 13(d) of the Exchange Act) (i) by the Company or a Person or an Affiliate or Associate of the Person, that the Person has become an Acquiring Person or (ii) by the Company, that the Board has concluded, based on information from any source, that a Person has become an Acquiring Person.

(ss)    “Subsidiary” of any Person shall mean any Person of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors or other Persons performing similar functions are Beneficially Owned, directly or indirectly, by such first Person, and any Person that is otherwise controlled by such first Person.

(tt)    “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(uu)    “Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.

(vv)    “Tax Benefits” shall mean all net operating loss carryovers, capital loss carryovers, general business carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, if any, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 and the Treasury Regulations promulgated thereunder, of the Company or any of its Subsidiaries.

(ww)    “Trading Day” shall have the meaning set forth in Section 11(d)(i) hereof.

(xx)    “Treasury Regulations” shall mean final, temporary and proposed income tax regulations promulgated under the Code.

(yy)    “Trust” shall have the meaning set forth in Section 24(a) hereof.

(zz)    “Trust Agreement” shall have the meaning set forth in Section 24(a) hereof.

Any determination required by the definitions in the Plan shall be made by the Board in its good faith judgment, which determination shall be binding on the Rights Agent and the holders of Rights.

2.     Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, upon 10 days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agent.

3.    Issue of Right Certificates.

(a)    Until the earlier of (i) the Close of Business on the tenth Business Day after the Stock Acquisition Date or (ii) the Close of Business on the tenth Business Day (or, unless the Distribution Date shall have previously occurred, such later date as may be specified by the Board) after the commencement by any Person (other than an Exempt Person) of, or of the first public announcement of the intention of such Person to commence, a tender or exchange offer, the consummation of which would result in any Person (other than an Exempt Person) becoming an Acquiring Person (the earlier of such dates being referred to as the “Distribution Date”; provided, however, that if either of such dates occurs after the date of this Plan and on or before the Record Date, then the Distribution Date shall be the Record Date), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) solely by the certificates representing the Common Stock registered in the names of the holders thereof (or by Book Entry shares in respect of such Common Stock) and not by separate Right Certificates, and (y) the Rights will be transferable only in connection with the transfer of Common Stock. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company will send or cause to be sent (and the Rights Agent will, if requested and provided with all necessary information, send) by first-class, postage-prepaid mail, to each record holder of Common Stock as of the Close of Business on the Distribution Date (other than any Acquiring Person or any Affiliate or Associate of an Acquiring Person), at the address of such holder shown on the records of the Company or the transfer agent or registrar for the Common Stock, one or more right certificates, in substantially the form of Exhibit B hereto (a “Right Certificate”), evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held. As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm same in writing on or prior to the Business Day next following. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

(b)    As promptly as practicable following the Record Date, the Company will send a copy of a Summary of Rights to Purchase Shares of Preferred Stock, in substantially the form of Exhibit C hereto (the “Summary of Rights”), by first-class, postage-prepaid mail, to each record holder of Common Stock as of the Close of Business on the Record Date (other than any Acquiring Person or any Affiliate of any Acquiring Person), at the address of such holder shown on the records of the Company or the transfer agent or registrar for the Common Stock. Any failure to send a copy of the Summary of Rights shall not invalidate the Rights or affect their transfer with the Common Stock. With respect to certificates representing Common Stock (or Book Entry shares of Common Stock) outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced solely by such certificates registered in the names of the holders thereof (or the Book Entry shares). Until the Distribution Date (or, if earlier, the Expiration Date), the surrender for transfer of any certificate for Common Stock (or any Book Entry shares of Common Stock) outstanding on the Record Date shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificate or Book Entry shares.

(c)    Rights shall be issued in respect of all shares of Common Stock issued or disposed of after the Record Date but before the earlier of the Distribution Date and the Expiration Date (or in certain circumstances provided in Section 22 hereof, after the Distribution Date). Certificates issued for Common Stock after the Record Date but before the earlier of the Distribution Date and the Expiration Date (or in certain circumstances provided in Section 22 hereof, after the Distribution Date) shall have impressed on, printed on, written on or otherwise affixed to them substantially the following legend:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Tax Benefit Preservation Plan between Radian Group Inc. (the “Company”) and The Bank of New York Mellon, as Rights Agent, dated as of October 9, 2009 and as amended from time to time (the “Plan”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Plan, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Plan without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Plan, Rights owned by or transferred to any Person who is or becomes an Acquiring Person (as defined in the Plan) and certain transferees thereof will become null and void and will no longer be transferable.

With respect to any Book Entry shares of Common Stock, such legend shall be included in a notice to the registered holder of such shares in accordance with applicable law. With respect to certificates containing the foregoing legend or Book Entry shares, the holders of which were delivered (or otherwise had) notice of the foregoing legend, until the Distribution Date the Rights associated with the Common Stock represented by such certificates or Book Entry shares shall be evidenced solely by such certificates or Book Entry shares alone, and the surrender for transfer of any such certificate or Book Entry share, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby. In the event that the Company purchases or otherwise acquires any Common Stock after the Record Date but before the Distribution Date, any Rights associated with such Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock which are no longer outstanding.

Notwithstanding this paragraph (c), neither the omission of the legend required hereby, nor the failure to deliver the notice of such legend, shall affect the enforceability of any part of this Plan or the rights of any holder of the Rights.

4.    Form of Right Certificates. The Right Certificates (and the forms of election to purchase shares and of assignment and the certificates to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Plan, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of the New York Stock Exchange or of any other stock exchange or automated quotation system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of this Plan, the Right Certificates shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the Purchase Price (as determined pursuant to Section 7), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

5.    Countersignature and Registration.

(a)    The Right Certificates shall be executed on behalf of the Company by the President of the Company, either manually or by facsimile signature, shall have affixed thereto the Company’s seal or a facsimile thereof and shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Plan any such Person was not such an officer.

(b)    Following the Distribution Date, receipt by the Rights Agent of written notice to that effect and all other relevant information referred to in Section 3(a), the Rights Agent will keep or cause to be kept, at an office or agency designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

6.    Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

(a)    Subject to the provisions of this Plan, at any time after the Close of Business on the Distribution Date and at or before the Close of Business on the Expiration Date, any Right Certificate or Right Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or other securities, cash or assets as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office or agency of the Rights Agent designated for such purpose. The Right Certificates are transferable only on the registry books of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate until the registered holder shall have (i) properly completed and duly executed the certificate set forth in the form of assignment on the reverse side of such Right Certificate, (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by such Right Certificate or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request, and (iii) paid a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates as required by Section 9(e) hereof. Thereupon the Rights Agent, subject to the provisions of this Plan, shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Rights Agent shall forward any such sum collected by it to the Company or to such Persons as the Company shall specify by written notice. The Rights Agent shall have no duty or obligation under any Section of this Plan which requires the payment of taxes or charges unless and until it is satisfied that all such taxes and/or charges have been paid.

(b)    Subject to the provisions of this Plan, at any time after the Distribution Date and before the Expiration Date, upon receipt by the Company and the Rights Agent of evidence satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

7. Exercise of Rights, Purchase Price; Expiration Date of Rights.

(a)    Except as otherwise provided herein, the Rights shall become exercisable on the Distribution Date, and thereafter the registered holder of any Right Certificate may, subject to Section 11(a)(ii) hereof and except as otherwise provided herein, exercise the Rights evidenced thereby in whole or in part upon surrender of the Right Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office or agency of the Rights Agent designated for such purpose, together with payment of the Purchase Price for each one-thousandth of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which the Rights are exercised and an amount equal to any tax or charge required to be paid under Section 9(e) hereof, at any time which is both after the Distribution Date and before the time (the “Expiration Date”) that is the earliest of: (i) the Close of Business on October 9, 2019, (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”), (iii) the time at which such Rights are exchanged as provided in Section 24 hereof, (iv) the final adjournment of the Company’s 2010 annual meeting of stockholders if stockholder approval of this Plan has not been received before such time, (v) the repeal of Section 382 or any successor statute if the Board determines that this Plan is no longer necessary for the preservation of Tax Benefits, (vi) the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward, or (vii) such time as the Board determines that a limitation on the use of the Tax Benefits under Section 382 would no longer be material to the Company. The Board shall at least annually consider whether to make the determination provided by Section 7(a)(vii) in light of all relevant factors, including, in particular, the amount and anticipated utilization of the Company’s Tax Benefits and the Company’s market capitalization. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Expiration Date and, if such notification is given orally, the Company shall confirm same in writing on or prior to the Business Day next following. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes, prior to the Close of Business on October 9, 2019, that the Expiration Date has not occurred.

(b)    The Purchase Price shall be initially $70.00 for each one one-thousandth of a share of Preferred Stock purchasable upon the exercise of a Right (“Purchase Price”). The Purchase Price and the number of one one-thousandths of a share of Preferred Stock or other securities or property to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Section 11 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) of this Section 7.

(c)    Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase properly completed and duly executed, accompanied (subject to the following sentence and Section 11(o)) by payment of the aggregate Purchase Price for the number of shares of Preferred Stock to be purchased and an amount equal to any applicable tax or charge required to be paid by the holder of such Right Certificate in accordance with Section 6 hereof, in cash or by certified check, cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Stock, or make available if the Rights Agent is the transfer agent for the Preferred Stock, certificates for the number of shares of Preferred Stock to be purchased, and the Company hereby irrevocably authorizes each such transfer agent to comply with all such requests, or (B) requisition from the depositary agent appointed by the Company depositary receipts representing interests in such number of shares of Preferred Stock as are to be purchased (in which case certificates for the Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent), and the Company hereby directs any such depositary agent to comply with such request, (ii) when necessary to comply with this Plan, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when necessary to comply with this Plan, after receipt of the cash requisitioned from the Company, deliver such cash to or upon the order of the registered holder of such Right Certificate. If the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with this Plan.

(d)    Except as otherwise provided herein, in case the registered holder of any Right Certificate shall exercise less than all of the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the exercisable Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 6 and Section 14 hereof.

(e)    Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights or other securities into which the Rights have been converted or exchanged upon the occurrence of any purported transfer or exercise of Rights pursuant to Section 6 hereof or this Section 7 unless such registered holder shall have (i) properly completed and duly executed the certificate contained in the form of assignment or form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such transfer or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner, former Beneficial Owner and/or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

8.    Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in respect thereof except as expressly permitted by any of the provisions of this Plan. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy or cause to be destroyed such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

9.    Availability of Shares of Capital Stock.

(a)    The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock or any shares of Preferred Stock held in its treasury, the number of shares of Preferred Stock that will be sufficient to permit the exercise in full of all outstanding Rights.

(b)    So long as the shares of Preferred Stock (and, following the time that a Person becomes an Acquiring Person, shares of Common Stock and other securities) issuable upon the exercise of Rights may be listed or admitted to trading on the New York Stock Exchange or listed on any other national securities exchange or quotation system, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on the New York Stock Exchange or listed on such other national securities exchange or quotation system upon official notice of issuance upon such exercise.

(c)    From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary, to permit the issuance of shares of Preferred Stock (and following the time that a Person first becomes an Acquiring Person, shares of Common Stock and other securities) upon the exercise of Rights, to register and qualify such shares of Preferred Stock (and following the time that a Person first becomes an Acquiring Person, shares of Common Stock and other securities) under the Securities Act and any applicable state securities or “Blue Sky” laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of (x) the date as of which the Rights are no longer exercisable for such securities and (y) the Expiration Date. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. The Company shall notify the Rights Agent whenever it makes a public announcement pursuant to this Section 9(c) and give the Rights Agent a copy of such announcement. Notwithstanding any provision of this Plan to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification or exemption in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective.

(d)    The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock (and following the time that a Person first becomes an Acquiring Person, shares of Common Stock and other securities) delivered upon exercise of Rights (subject to payment of the Purchase Price) or delivered pursuant to an exchange for Common Stock under Section 24, shall, at the time of delivery of the certificates therefor, be duly and validly authorized and issued and fully paid and nonassessable shares.

(e)    The Company further covenants and agrees that it will pay when due and payable any and all taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any shares of Preferred Stock (or shares of Common Stock and other securities) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Stock (or shares of Common Stock and other securities) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates or depositary receipts for Preferred Stock (or shares of Common Stock and other securities) upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by that holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s or the Rights Agent’s satisfaction that no such tax or charge is due.

10.    Capital Stock Record Date. Each Person in whose name any certificate for Preferred Stock (or Common Stock or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Preferred Stock (or Common Stock or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable taxes or charges ) was made or, if issued pursuant to Section 24, the date upon which the Company issues such certificate in exchange for the Rights; provided, however, that if the applicable transfer books of the Company are closed on such date, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which such transfer books are open. Before the exercise of the Rights evidenced thereby (or an exchange pursuant to Section 24), the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Stock (or Common Stock or other securities, as the case may be) for which the Rights shall be exercisable, including the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

11.    Adjustment of Purchase Price, Number and Kind of Shares and Number of Rights. The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)

(i)    In the event the Company shall at any time after the date of this Plan (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding shares of Preferred Stock, (C) combine the outstanding shares of Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, as the case may be, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately before such date and at a time when the Preferred Stock transfer books of the Company were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification.

(ii)    Subject to Section 24 of this Plan, and except as otherwise provided in this Section 11(a)(ii) and Section 11(a)(iii), in the event that any Person becomes an Acquiring Person, each holder of a Right shall thereafter have the right to receive, upon exercise thereof at a price equal to the then-current Purchase Price, in accordance with the terms of this Plan and in lieu of shares of Preferred Stock, such number of shares of Common Stock (or at the option of the Company, such number of one-thousandths of a share of Preferred Stock) as shall equal the result obtained by multiplying (x) the then-current Purchase Price, by (y) the number of one-thousandths of a share of Preferred Stock for which a Right is then exercisable and dividing the product of (x) and (y) by (z) 50% of the then-current per share market price of the Common Stock (determined pursuant to Section 11(d) hereof) on the date of the occurrence of such event; provided, however, that the Purchase Price (as so adjusted) and the number of shares of Common Stock so receivable upon exercise of a Right shall thereafter be subject to further adjustment as appropriate in accordance with this Section 11 hereof. Notwithstanding anything in this Plan to the contrary, however, from and after the time (the “Invalidation Time”) when any Person first becomes an Acquiring Person, any Rights that are Beneficially Owned by (x) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (y) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the Invalidation Time or (z) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee before or concurrently with the Invalidation Time pursuant to either (I) a transfer from the Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (II) a transfer that the Board has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding the provisions of this paragraph, and subsequent transferees of such Persons, shall be void without any further action, and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights under any provision of this Plan. The Company shall use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of the Company’s failure to make any determinations with respect to an Acquiring Person or its Affiliates or Associates or transferees hereunder. From and after the Invalidation Time, no Right Certificate shall be issued pursuant to Section 3 or Section 6 hereof that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be canceled. The Company shall promptly notify the

Rights Agent in writing upon the occurrence of the Invalidation Time and, if such notification is given orally, the Company shall confirm same in writing on or prior to the Business Day next following. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Invalidation Time has not occurred.

(iii)    The Company may at its option (or, if required to comply with its Certificate of Incorporation, shall) substitute for a share of Common Stock issuable upon the exercise of Rights in accordance with the foregoing subparagraph (ii) such number or fraction of shares of Preferred Stock (or, if required to comply with its Certificate of Incorporation, equivalent shares of its capital stock) having an aggregate current market value equal to the current per share market price of a share of Common Stock. In the event that there shall be an insufficient number of shares of Common Stock authorized but unissued (and unreserved) to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Board shall, with respect to such deficiency, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, (A) determine the excess of (x) the value of the shares of Common Stock issuable upon the exercise of a Right in accordance with the foregoing subparagraph (ii) (the “Current Value”) over (y) the then-current Purchase Price multiplied by the number of one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately before the time that the Acquiring Person became such (such excess, the “Spread”), and (B) with respect to each Right (other than Rights which have become void pursuant to Section 11(a)(ii)), make adequate provision to substitute for the shares of Common Stock issuable in accordance with subparagraph (ii) upon exercise of the Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in such Purchase Price, (3) shares of Preferred Stock or other equity securities of the Company (including shares or fractions of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Common Stock, are deemed in good faith by the Board to have substantially the same value as the shares of Common Stock (such shares of preferred stock and shares or fractions of shares of preferred stock are hereinafter referred to as “Common Stock Equivalents”)), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having a value which, when added to the value of the shares of Common Stock actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in such Purchase Price), where such aggregate value has been determined by the Board upon the advice of a nationally recognized investment banking firm selected in good faith by the Board; provided, however, that if the Company shall not make adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the date that the Acquiring Person became such (the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of such Purchase Price, shares of Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If, within the thirty (30) day period referred to above the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board elects, such thirty (30) day period may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is hereinafter called the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the second and/or third sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 11(a)(ii) hereof and the last sentence of this Section 11(a)(iii) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the shares of Common Stock shall be the current per share market price (as determined pursuant to Section 11(d)(i)) on the Section 11(a)(ii) Trigger Date and the per share or fractional value of any “Common Stock Equivalent” shall be deemed to equal the current per share market price of the Common Stock on such date. The Board may, but shall not be required to, establish procedures to allocate the right to receive shares of Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).

(b)    In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Stock (or shares having similar rights, privileges and preferences as the Preferred Stock (“Equivalent Preferred Shares”)) or securities convertible into Preferred Stock or Equivalent Preferred Shares at a price per share of Preferred Stock or Equivalent Preferred Shares (or having a conversion price per share, if a security convertible into shares of Preferred Stock or Equivalent Preferred Shares) less than the then current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately before such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of shares of Preferred Stock and Equivalent Preferred Shares which the aggregate offering price of the total number of such shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and which shall be binding on the Rights Agent. Shares of Preferred Stock and Equivalent Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c)    In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately before such record date by a fraction, the numerator of which shall be the then-current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, less the fair market value (as determined in good faith by the Board whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent) of the portion of such assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock, and the denominator of which shall be such current per share market price of the Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

(d)

(i)    Except as otherwise provided herein, for the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately before, but not including, such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following, but not including, the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security, and before the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported by the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or NASDAQ or, if the Security is not listed or admitted to trading on the New York Stock Exchange or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if on such date the Security is not so quoted or reported, the average of the high and low asked prices in the over-the-counter market as reported by any system then in use, or, if not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

(ii)    For the purpose of any computation hereunder, if the Preferred Stock is publicly traded, the “current per share market price” of the Preferred Stock shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Stock is not publicly traded but the Common Stock is publicly traded, the “current per share market price” of the Preferred Stock shall be conclusively deemed to be the current per share market price of the Common Stock as determined pursuant to Section 11(d)(i) multiplied by the then applicable Adjustment Number (as defined in and determined in accordance with the Certificate of Designation for the Preferred Stock). If neither the Common Stock nor the Preferred Stock is publicly traded, “current per share market price” shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent.

(e)    No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments not required to be made by reason of this Section 11(e) shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one ten-thousandth of a share of Preferred Stock or share of Common Stock or other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the Expiration Date. If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than the Preferred Stock, thereafter the Purchase Price and the number of such other shares so receivable upon exercise of a Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), 11(b), 11(c), 11(e), 11(h), 11(i) and 11(m) and the provisions of Sections 7, 9, 10 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(f)    All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(g)    Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and 11(c), each Right outstanding immediately before the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest ten-thousandth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right immediately before such adjustment by (y) the Purchase Price in effect immediately before such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(h)    The Company may elect on or after the date of any adjustment of the Purchase Price or any adjustment made to the number of shares of Preferred Stock for which a Right may be exercised pursuant to Section 11(a)(i), 11(b) or 11(c) hereof to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately before such adjustment. Each Right held of record before such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately before adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders before the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled as a result of such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

(i)    Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one-thousandths of a share of Preferred Stock which were expressed in the initial Right Certificates issued hereunder without effect on the Purchase Price payable to exercise a Right or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of a Right as provided herein.

(j)    Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the shares of Preferred Stock or other shares of capital stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock or other such shares at such adjusted Purchase Price.

(k)    In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event issuing to the holder of any Right exercised after such record date the Preferred Stock, Common Stock or other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Stock, Common Stock or and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect before such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(l)    Notwithstanding anything in this Section 11 to the contrary, the Company shall be entitled to make such adjustments in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that the Board in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance wholly for cash of any shares of Preferred Stock at less than the current market price, issuance wholly for cash of Preferred Stock or securities which by their terms are convertible into or exchangeable for Preferred Stock, dividends on Preferred Stock payable in shares of Preferred Stock or issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

(m)    Notwithstanding anything in this Plan to the contrary, in the event that at any time after the date of this Plan and before the Distribution Date, the Company shall (i) declare and pay any dividend on the Common Stock payable in Common Stock, or (ii) effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of a dividend payable in Common Stock) into a greater or lesser number of shares of Common Stock, then, in any such case, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately before such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately before the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

(n)    The Company agrees that, after the earlier of the Distribution Date or the Stock Acquisition Date, it will not, except as permitted by Section 23, 24 or 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.

(o)    In the event that the Rights become exercisable, the Board in its sole discretion may permit the Rights, subject to Section 7(e), to be exercised for 50% of the shares of Common Stock (or other securities, cash or other assets, as the case may be) that would otherwise be purchasable under subsection (a), in consideration of the surrender to the Company of the Right Certificate representing the Right so exercised and without other payment of the Purchase Price (“Cashless Exercise”). Rights exercised under this Section 11(o) shall be deemed to have been exercised in full and shall be canceled.

12.    Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Stock or the Preferred Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate (or if before the Distribution Date, to each holder of a certificate representing shares of Common Stock or Book Entry shares in respect thereof) in accordance with Section 26 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of any such adjustment or any such event unless and until it shall have received such certificate. Any adjustment to be made pursuant to Section 11 hereof shall be effective as of the date of the event giving rise to such adjustment.

13.    [Reserved].

14.    Fractional Rights and Fractional Shares.

(a)    The Company shall not be required to issue fractions of Rights (except before the Distribution Date in accordance with Section 11(m) hereof) or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately before the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or NASDAQ or, if the Rights are not listed or admitted to trading on the New York Stock Exchange or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such system then in use or, if on any such date the Rights are not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board shall be used.

(b)    The Company shall not be required to issue fractions of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon the exercise or exchange of Rights. Interests in fractions of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners (for the purposes of this Section 14(b), as such term is defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act) of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised for shares of Preferred Stock as herein provided an amount in cash equal to the same fraction of the current market value of one share of Preferred Stock. For the purposes of this Section 14(b), the current market value of a share of Preferred Stock shall be the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately before the date of such exercise.

(c)    The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the

Right Certificates at the time such Rights are exercised or exchanged for shares of Common Stock as herein provided an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock (as determined in accordance with Section 11(d)(i) hereof), for the Trading Day immediately before the date of such exercise or exchange.

(d)    The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right (except as provided above).

(e)    Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares under any Section of this Plan relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

15.    Rights of Action. All rights of action in respect of this Plan, excepting the rights of action given to the Rights Agent under Section 18 and Section 20 hereof, are vested in the respective registered holders of the Right Certificates (and, before the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, before the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, before the Distribution Date, of the Common Stock), on such holder’s own behalf and for such holder’s own benefit, may enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Right Certificate (or, before the Distribution Date, such Common Stock) in the manner provided in such Rights Certificate and in this Plan. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Plan and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Plan.

16.     Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)    before the Distribution Date, the Rights will not be evidenced by a Right Certificate and will be transferable only in connection with the transfer of the Common Stock;

(b)    after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or agency of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer, and such additional evidence of the identity of the Beneficial Owner, former Beneficial Owner and/or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request;

(c)    the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, before the Distribution Date, the Common Stock certificate (or Book Entry shares in respect of Common Stock)) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the Common Stock certificate (or notices provided to holders of Book Entry shares of Common Stock) made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the penultimate sentence of Section 11(a)(ii), shall be affected by any notice to the contrary; and

(d)    notwithstanding anything in this Plan to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Plan by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company must use its reasonable best efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.

17.    Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in this Plan), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by such Right Certificate shall have been exercised or exchanged in accordance with the provisions hereof.

18.    Concerning the Rights Agent.

(a)    The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable out of pocket expenses, including the reasonable fees and disbursements of its counsel, and other disbursements, incurred in connection with the preparation, negotiation, delivery, amendment, administration and execution of this Plan and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel), incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (each as determined by a final, non-appealable judgment of a court of competent jurisdiction), for any action taken, suffered or omitted to be taken by the Rights Agent in connection with the acceptance and administration of this Plan, or the exercise or performance of its duties hereunder, including without limitation, the costs and expenses of defending against any claim of liability hereunder, directly or indirectly. The costs and expenses incurred in successfully enforcing this right of indemnification shall be paid by the Company. The provisions of this Section 18 and Section 20 below shall survive the termination of this Plan, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent hereunder, including, without limitation, the reasonable costs and expenses of defending against a claim of liability hereunder.

(b)    The Rights Agent shall be authorized and protected and shall incur no liability for, or in respect of any action taken, suffered or omitted to be taken by it in connection with, its acceptance and administration of this Plan and the exercise and performance of its duties hereunder in reliance upon any Right Certificate or certificate for the Preferred Stock, the Common Stock, or for any other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder but as to which no notice was provided, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith unless and until it has received such notice.

19.    Merger or Consolidation or Change of Name of Rights Agent.

(a)    Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stock transfer or corporate trust or stockholder services businesses of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Plan without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Plan, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.

(b)    In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.

20.    Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Plan (and no implied duties) upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a)    The Rights Agent may consult with legal counsel (who may be legal counsel for the Company and/or the Board and/or an employee of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in accordance with such advice or opinion.

(b)    Whenever in the performance of its duties under this Plan the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of the current per share market price of any security) be proved or established by the Company before taking or suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chief Executive Officer, President (or any Vice President) and the Secretary (or any Assistant Secretary) of the Company (each, an “Authorized Officer”) and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it under the provisions of this Plan in reliance upon such certificate.

(c)    The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct (each as determined by a final, non-appealable judgment of a court of competent jurisdiction). Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage. Any liability of the Rights Agent under this Plan will be limited to the amount of annual fees paid by the Company to the Rights Agent.

(d)    The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Plan or in the Right Certificates or be required to verify the same (except as to its countersignature on such Right Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)    The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or failure by the Company to satisfy conditions contained in this Plan or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming null and void pursuant to Section 11(a)(ii) hereof) or any change or adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Sections 3, 11, 23 or 24, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate furnished pursuant to Section 12, describing such change or adjustment, upon which the Rights Agent may rely); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or other securities to be issued pursuant to this Plan or any Right Certificate or as to whether any shares of Preferred Stock or other securities will, when issued, be validly authorized and issued, fully paid and nonassessable.

(f)    The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of its duties under this Plan.

(g)    The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any Person believed by the Rights Agent to be one of the Authorized Officers of the Company, and to apply to such Authorized Officers for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Rights Agent and the Rights Agent shall not be liable for or in respect of any action taken, suffered or omitted to be taken by it in accordance with instructions of any such Authorized Officer or for any delay in acting while waiting for those instructions. The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received by any such Authorized Officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted to be taken by the Rights Agent under this Plan and the date on and/or after which such action shall be taken or suffered or such omission shall be effective. The Rights Agent shall not be liable for any action taken or suffered by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any Authorized Officer of the Company actually receives such application unless any such Authorized Officer shall have consented in writing to an earlier date) unless, before taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

(h)    The Rights Agent and any stockholder, affiliate, director, officer, employee or agent of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Plan. Nothing herein shall preclude the Rights Agent or any stockholder, affiliate, director, officer, employee or agent from acting in any other capacity for the Company or for any other Person.

(i)    If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof) or a transferee thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

(j)    No provision of this Plan shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of its rights hereunder if the Rights Agent believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

21.    Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Plan upon 30 days’ prior notice in writing mailed to the Company and to each transfer agent of the Common Stock or Preferred Stock known to the Rights Agent, by registered or certified mail, and if such resignation occurs after the Distribution Date, to the holders of the Rights Certificates by first class mail. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Plan as of the effective date of such termination. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ prior notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock or Preferred Stock by registered or certified mail, and, following the Distribution Date, to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (A) a Person organized and doing business under the laws of the United States or any state thereof, which is authorized under such laws to exercise corporate trust or stock transfer or shareholder service powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million or (B) an affiliate (as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act) of a Person described in clause (A) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock or Preferred Stock, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

22.    Issuance of New Right Certificates. Notwithstanding any of the provisions of this Plan or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such forms as may be approved by its Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Plan. In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and before the Expiration Date, the Company may with respect to shares of Common Stock so issued or sold pursuant to (i) the exercise of stock options, (ii) under any employee plan or arrangement, (iii) the exercise, conversion or exchange of securities, notes or debentures issued by the Company or (iv) a contractual obligation of the Company, in each case existing before the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale.

23.    Redemption.

(a)    The Board may, at any time before such time as any Person first becomes an Acquiring Person, redeem all but not less than all the then outstanding Rights at a redemption price of $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring in respect of the Common Stock after the date hereof (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the current market price of the Common Stock at the time of redemption as determined pursuant to Section 11(d)(i) hereof) or any other form of consideration deemed appropriate by the Board. Notwithstanding the foregoing, the aggregate Redemption Price payable to any holder of Rights upon the redemption of all Rights held by such holder shall be rounded to the nearest $0.01 (such that fractions of $0.01 greater than or equal to $0.005 shall be rounded up and fractions of $0.01 less than $0.005 shall be rounded down); and further provided that the aggregate Redemption Price payable to any holder of Rights upon the redemption of all Rights held by such Person shall in no event be less than $0.01.

(b)    Immediately upon the action of the Board ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23 (or at such later time as the Board may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption (with prompt written notice thereof to the Rights Agent); provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board ordering the redemption of the Rights (or such later time as the Board may establish for the effectiveness of such redemption), the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, before the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made. The failure to give notice required by this Section 23(b) or any defect therein shall not affect the validity of the action taken by the Company.

(c)    In the case of a redemption under Section 23(a) hereof, the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights and (ii) mailing payment of the Redemption Price to the registered holders of the Rights at their last addresses as they appear on the registry books of the Rights Agent or, before the Distribution Date, on the registry books of the transfer agent of the Common Stock, and upon such action, all outstanding Right Certificates shall be void without any further action by the Company.

24.    Exchange.

(a)    The Board may, at its option, at any time after any Person first becomes an Acquiring Person, exchange all or part of the then outstanding Rights (which shall not include Rights that have not become effective or that have become null and void pursuant to the provisions of Section 11(a)(ii) hereof ) for shares of Common Stock at an exchange ratio of one share of Common Stock (or one-thousandth of a share of Preferred Stock) per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such amount per Right being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after an Acquiring Person becomes the Beneficial Owner of 50% or more of the outstanding shares of Common Stock. The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Before effecting an exchange pursuant to this Section 24, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the shares of Common Stock issuable pursuant to the exchange, and all Persons entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

(b)    Immediately upon the effectiveness of the action of the Board ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange (with prompt written notice thereof to the Rights Agent) and shall promptly mail a notice of any such exchange to all of the holders of the Rights so exchanged at their last addresses as they appear upon the registry books of the Rights Agent; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

(c)    The Company may at its option substitute, and, in the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued (and unreserved) to permit an exchange of Rights as contemplated in accordance with this Section 24 (or if the issuance of Common Stock in exchange for any Rights would not otherwise be permitted under the Certificate of Incorporation), the Company shall substitute, to the extent of such insufficiency or to the extent necessary to comply with its Certificate of Incorporation, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof (or Equivalent Preferred Shares, as such term is defined in Section 11(b), or other equivalent shares of its capital stock) such that the current per share market price (determined pursuant to Section 11(d) hereof) of one share of Preferred Stock (or Equivalent Preferred Share or other equivalent share) multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11(d) hereof) as of the date of such exchange.

25.     Notice of Certain Events.

(a)    In case the Company shall at any time after the earlier of the Distribution Date or the Stock Acquisition Date propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Stock or to make any other distribution to the holders of its Preferred Stock (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision or combination of outstanding Preferred Stock), (iv) to effect the liquidation, dissolution or winding up of the Company, or (v) to declare or pay any dividend on the Common Stock payable in Common Stock, to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend or distribution or offering of rights or warrants, or the date on which such liquidation, dissolution, winding up, reclassification, subdivision, combination or consolidation is to take place and the date of participation therein by the holders of the Common Stock and/or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days before the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least 10 days before the date of the taking of such proposed action or the date of participation therein by the holders of the Common Stock and/or Preferred Stock, whichever shall be the earlier.

(b)    In the event that any Person becomes an Acquiring Person, then the Company shall as soon as practicable thereafter give to the Rights Agent and to each holder of a Right Certificate (or if occurring before the Distribution Date, the holders of the Common Stock) in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii).

(c)    The failure to give notice required by this Section 25 or any defect therein shall not affect the validity of the action taken by the Company or the vote upon any such action.

26.     Notices. Except as otherwise provided herein, notices or demands authorized by this Plan to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

RADIAN GROUP INC.

1601 Market Street

Philadelphia, Pennsylvania 19103

Attention: Corporate Secretary

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Plan to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

THE BANK OF NEW YORK MELLON

480 Washington Boulevard - 29th Floor

Jersey City, NJ 07310

Attention: Kiernan McGovern, Senior Associate

With a copy to:

THE BANK OF NEW YORK MELLON

480 Washington Boulevard

Jersey City, NJ 07310

Attention: Legal Department

Notices or demands authorized by this Plan to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or if before the Distribution Date, to each holder of a certificate representing shares of Common Stock or Book Entry shares in respect thereof) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

27.    Supplements and Amendments. Except as otherwise provided in this Section 27, for so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Plan in any respect without the approval of any holders of the Rights. At any time when the Rights are no longer redeemable, except as otherwise provided in this Section 27, the Company may, and the Rights Agent shall, if the Company so directs, supplement or amend this Plan without the approval of any holders of Rights, in order to (i) cure any ambiguity, (ii) correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) shorten or lengthen any time period hereunder, or (iv) change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable; provided, however, that no such supplement or amendment may adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and no such amendment may cause the Rights again to become redeemable or cause this Plan again to become amendable other than in accordance with this sentence. Notwithstanding anything contained in this Plan to the contrary, no supplement or amendment shall be made which decreases the Redemption Price. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall promptly execute such supplement or amendment. Notwithstanding anything contained in this Plan to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, immunities or obligations under this Plan. The Rights Agent hereby acknowledges that in all matters arising under this Plan, including any amendment hereto pursuant to this Section 27, time is of the essence.

28.    Successors. All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

29.    Benefits of this Plan. Nothing in this Plan shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, before the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Plan; but this Plan shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, before the Distribution Date, the Common Stock).

30.    Process to Seek Exemption. Any Person who desires to effect any acquisition of Common Stock that would, if consummated, result in such Person becoming an Acquiring Person, may, in accordance with this Section 30, request that the Board grant an exemption with respect to such acquisition under this Plan (the Person requesting such exemption, a “Requesting Person”) so that such acquisition will be deemed to be an “Exempt Transaction” for purposes of this Plan (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by fax and by registered mail, return receipt requested, to the Secretary of the Company at the principal executive offices of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Stock, such that the Requesting Person would otherwise become an Acquiring Person, and the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within 10 Business Days) after receipt thereof pursuant to registered mail; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Exemption Request. The Board shall grant an exemption in response to an Exemption Request only if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Stock by the Requesting Person will not jeopardize or endanger the availability to the Company of the Tax Benefits or is otherwise in the best interests of the Company. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares of Common Stock approved by the Board), in each case as and to the extent the Board shall determine in its sole discretion to be necessary or desirable to provide for the protection of the Company’s Tax Benefits or otherwise in the best interests of the Company. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board’s determination with respect thereto.

31.    Determinations and Actions by the Board of Directors. The Board shall have the exclusive power and authority to administer this Plan and to exercise the rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Plan, including the right and power to (i) interpret the provisions of this Plan and (ii) make all determinations deemed necessary or advisable for the administration of this Plan (including a determination to redeem or not redeem the Rights or to amend or not amend this Plan). All such actions, calculations, interpretations and determinations that are done or made by the Board in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties. The Rights Agent is entitled always to presume that the Board acted in good faith and shall be fully protected and incur no liability in reliance thereon. The Board may delegate all or any portion of its power and authority to administer this Plan and to exercise the rights and powers hereunder to a committee of and appointed by the Board.

32.    Severability. If any term, provision, covenant or restriction of this Plan or applicable to this Plan is held by a court of competent jurisdiction or other authority to be invalid, null and void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated; and provided, further, that if any such excluded term, provision, covenant or restriction shall adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately; provided, however, that notwithstanding anything in this Plan to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, null and void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Plan would adversely affect the purpose or effect of this Plan, the right of redemption set forth in Section 23 hereof shall be reinstated (with prompt notice to the Rights Agent) and shall not expire until the Close of Business on the tenth Business Day following the date of such determination by the Board.

33.     Governing Law. This Plan and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

34.    Counterparts. This Plan may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Plan transmitted electronically shall have the same authority, effect and enforceability as an original signature.

35.    Descriptive Headings. Descriptive headings of the several sections of this Plan are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

36.    Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control, including acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.

37.    Interpretation. In this Plan, unless a clear contrary intention appears:

(a)    where not inconsistent with the context, words in the plural number include the singular number and vice versa;

(b)    reference to any Person includes such Person’s successors and assigns but, if applicable, only such successors and assigns permitted by this Plan;

(c)    reference to any gender includes each other gender;

(d)    reference to any agreement, document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and includes all addenda, exhibits and schedules thereto;

(e)    all references to Sections refer to the Sections of this Plan and all references to Exhibits refer to the Exhibits attached to this Plan, each of which is made a part of this Plan for all purposes;

(f)    reference to any law means such law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any law means that provision of such law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision;

(g)    “hereunder,” “hereof,” “hereto,” and words of similar import shall be deemed references to this Plan as a whole and not to any particular Section or other provision hereof and, unless the context otherwise requires, references herein to a specific Section, subsection, preamble, recital, or Exhibit refer, respectively, to Articles, Sections, subsections, preamble, recitals, or Exhibits of this Plan;

(h)    “including” (and with correlative meaning, “include”) means including without limitation;

(i)    “or” is used in the inclusive sense of “and/or”;

(j)    with respect to the determination of any period of time, “from” means “from and including” and “to” means “to but excluding”; and

(k)    the terms “Dollars” and “$” mean United States Dollars.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Plan, as amended and restated in its entirety, to be duly executed as of the 12th day of February, 2010.

RADIAN GROUP INC.

By:	/s/ C. Robert Quint
	Name:	C. Robert Quint
	Title:	Chief Financial Officer and Executive Vice President

THE BANK OF NEW YORK MELLON,
as Rights Agent

By:	/s/ Kieran McGovern
	Name:	Kieran McGovern
	Title:	Senior Associate

EXHIBIT A

FORM OF

CERTIFICATE OF DESIGNATION

of

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

of

RADIAN GROUP INC.

Pursuant to Section 151 of the General Corporation

Law of the State of Delaware

RADIAN GROUP INC., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

That pursuant to the authority vested in the Board of Directors of the Corporation (the “Board of Directors”) in accordance with the provisions of the Amended and Restated Certificate of Incorporation of the said Corporation (the “Certificate of Incorporation”), the said Board of Directors on October 8, 2009 adopted the following resolution creating a series of 325,000 shares of Preferred Stock designated as “Series A Junior Participating Preferred Stock”:

RESOLVED, that in connection with the adoption of the Corporation’s Tax Benefit Preservation Plan and pursuant to the authority granted to and vested in the Board of Directors in accordance with the provisions of its Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), the Board of Directors hereby creates a series of 325,000 shares of preferred stock, to be known as Series A Junior Participating Preferred Stock, par value $0.001 per share, and hereby states the designation and number of shares, and fixes the relative rights, preferences and limitations thereof as follows.

Series A Junior Participating Preferred Stock

1.    Designation and Amount. There shall be a series of Preferred Stock that shall be designated as “Series A Junior Participating Preferred Stock,” and the number of shares constituting such series shall be 325,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series A Junior Participating Preferred Stock to less than the number of shares then issued and outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.

2.    Dividends and Distribution.

(A)    Subject to the prior and superior rights of the holders of any shares of any class or series of stock of the Corporation ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock, in preference to the holders of shares of any class or series of stock of the Corporation ranking junior to the Series A Junior Participating Preferred Stock in respect thereof, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the 1st day of March, June, September and December, in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the Adjustment Number (as defined below) times the aggregate per share amount of all cash dividends, and the Adjustment Number times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock, par value $0.001 per share, of the Corporation (the “Common Stock”), or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. The “Adjustment Number” shall initially be 1,000. In the event the Corporation shall at any time after October 19, 2009 (i) declare and pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately before such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately before such event.

(B)    The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

(C)    Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is before the record date for the first Quarterly Dividend Payment Date; in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days before the date fixed for the payment thereof.

3.    Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

(A) Each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to a number of votes equal to the Adjustment Number on all matters submitted to a vote of the stockholders of the Corporation.

(B) Except as required by law, by Section 3(C) and by Section 10 hereof, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

(C) If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series A Junior Participating Preferred Stock are in default, the number of directors constituting the Board of Directors of the Corporation shall be increased by two. In addition to voting together with the holders of Common Stock for the election of other directors of the Corporation, the holders of record of the Series A Junior Participating Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock, shall be entitled at said meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears on the Series A Junior Participating Preferred Stock have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Corporation, the holders of any Series A Junior Participating Preferred Stock being entitled to cast a number of votes per share of Series A Junior Participating Preferred Stock as is specified in paragraph (A) of this Section 3. Each such additional director shall serve until the next annual meeting of stockholders for the election of directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(C). Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the provisions of this Section 3(C) may be removed at any time, without cause, only by the affirmative vote of the holders of the shares of Series A Junior Participating Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series A Junior Participating Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. The voting rights granted by this Section 3(C) shall be in addition to any other voting rights granted to the holders of the Series A Junior Participating Preferred Stock in this Section 3.

4.    Certain Restrictions.

(A)    Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i)    declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

(ii)    declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

(iii)    purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of Series A Junior Participating Preferred Stock, or to such holders and holders of any such shares ranking on a parity therewith, upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B)    The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

5.    Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to any conditions and restrictions on issuance set forth herein.

6.    Liquidation, Dissolution or Winding Up.

(A)    Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount per share (the “Series A Liquidation Preference”) equal to the greater of (i) $1.00 plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or (ii) the Adjustment Number times the per share amount of all cash and other property to be distributed in respect of the Common Stock upon such liquidation, dissolution or winding up of the Corporation.

(B)    In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Junior Participating Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Junior Participating Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

(C)    Neither the merger or consolidation of the Corporation into or with another entity nor the merger or consolidation of any other entity into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

7.    Consolidation, Merger, Etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the outstanding shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to the Adjustment Number times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

8.    No Redemption. Shares of Series A Junior Participating Preferred Stock shall not be subject to redemption by the Corporation.

9.    Ranking. The Series A Junior Participating Preferred Stock shall rank junior to all other series of the Preferred Stock as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock as to such matters.

10.    Amendment. At any time that any shares of Series A Junior Participating Preferred Stock are outstanding, the Certificate of Incorporation of the Corporation shall not be amended, by merger, consolidation or otherwise, which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

11.    Fractional Shares. Series A Junior Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

IN WITNESS WHEREOF, the undersigned has executed this Certificate this 9th day of October, 2009.

RADIAN GROUP INC.

By:
Name:
Title:

EXHIBIT B

Form of Right Certificate

Certificate No. R-

NOT EXERCISABLE AFTER OCTOBER 9, 2019 OR SUCH EARLIER DATE AS PROVIDED BY THE TAX BENEFIT PRESERVATION PLAN OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE TAX BENEFIT PRESERVATION PLAN. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE TAX BENEFIT PRESERVATION PLAN, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE TAX BENEFIT PRESERVATION PLAN) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

RIGHT CERTIFICATE

RADIAN GROUP INC.

This certifies that                      or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefit Preservation Plan, dated as of October 9, 2009 , as the same may be amended from time to time (the “Plan”), between Radian Group Inc., a Delaware corporation (the “Company”), and The Bank of New York Mellon, as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Plan) and before 5:00 P.M., Eastern time, on October 9, 2019 at the office or agency of the Rights Agent designated for such purpose, or of its successor as Rights Agent, one one-thousandth of a fully paid non-assessable share of Series A Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Stock”), of the Company at a purchase price of $[            ] per one one-thousandth of a share of Preferred Stock (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one one-thousandths of a share of Preferred Stock which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of [            , 20    ], based on the Preferred Stock as constituted at such date. As provided in the Plan, the Purchase Price, the number of one one-thousandths of a share of Preferred Stock (or other securities or property) which may be purchased upon the exercise of the Rights and the number of Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events. Any capitalized terms used herein and not otherwise defined shall have the meaning attributed to them in the Plan.

Except as otherwise provided in the Plan, in the event that any person, entity or group becomes an Acquiring Person, if the Rights evidenced by this Right Certificate are Beneficially Owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person, (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights.

As provided in the Rights Agreement, the Purchase Price and the number and kind of Preferred Stock or other securities that may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events, including any person, entity or group becoming an Acquiring Person.

This Right Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Plan are on file at the principal executive offices of the Company. The Company will mail to the holder of this Right Certificate a copy of the Plan without charge after receipt of a written request therefor.

This Right Certificate, with or without other Right Certificates, upon surrender at the office or agency of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Plan, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $0.001 per Right or (ii) may be exchanged in whole or in part for shares of the Company’s Common Stock, par value $0.001 per share, or shares of Preferred Stock.

No fractional shares of Common Stock or Preferred Stock will be issued upon the exercise or exchange of any Right or Rights evidenced hereby (other than fractions of Preferred Stock which are integral multiples of one one-thousandths of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Plan.

No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Plan) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised or exchanged as provided in the Plan.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of             , 20    .

RADIAN GROUP INC.

By:
Name:
Title:

ATTEST:

Name:

Title:
Countersigned:
THE BANK OF NEW YORK MELLON, as Rights Agent
By:

Name:

Title:

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such

holder desires to transfer the Right Certificate)

FOR VALUE RECEIVED

hereby sells, assigns and transfers unto

(Please print name and address of transferee)

Rights represented by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                      Attorney, to transfer said Rights on the books of the within-named Company, with full power of substitution.

Dated:

Signature

Signature Guaranteed:

Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

(To be completed)

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being sold, assigned or transferred to an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Plan).

Signature

Form of Reverse Side of Right Certificate – continued

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise

Rights represented by Right Certificate)

TO RADIAN GROUP INC.:

The undersigned hereby irrevocably elects to exercise              Rights represented by this Right Certificate to purchase the shares of Preferred Stock (or other securities or property) issuable upon the exercise of such Rights and requests that certificates representing such shares of Preferred Stock (or such other securities) be issued in the name of:

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security

or other identifying number

(Please print name and address)

Dated:

Signature

(Signature must conform to holder specified on Right Certificate)

Signature Guaranteed:

Signature must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

(To be completed)

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being sold, assigned or transferred to, an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Plan).

Signature

NOTICE

The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.

EXHIBIT C

UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE TAX BENEFIT PRESERVATION PLAN, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE TAX BENEFIT PRESERVATION PLAN) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

SUMMARY OF RIGHTS TO PURCHASE

SHARES OF PREFERRED STOCK OF

RADIAN GROUP INC.

On October 8, 2009, the Board of Directors of Radian Group Inc. (the “Company”) declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of Common Stock, par value $0.001 per share (the “Common Stock”). The dividend is payable on October 19, 2009 (the “Record Date”) to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Company (the “Preferred Stock”) at a price of $70.00 per one one-thousandth of a share of Preferred Stock (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in the Tax Benefit Preservation Plan, dated as of October 9, 2009 , as the same may be amended from time to time (the “Plan”), between the Company and The Bank of New York Mellon, as Rights Agent (the “Rights Agent”).

The Plan is designed to help protect the Company’s tax net operating loss carryforwards. The Plan is intended to act as a deterrent to any person or group from becoming or obtaining the right to become a “5-percent shareholder” (as such term is used in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder) or, in certain cases, increasing such person’s or group’s ownership of Common Stock, without the approval of the Board of Directors. The Rights may cause substantial dilution to a person or group that attempts to acquire a certain percentage of shares in the Company on terms not approved by the Board of Directors. Because of the dilution to a person or group that attempts to acquire a certain percentage of shares in the Company, the Plan may also have certain anti-takeover effects. Additionally, the Board of Directors may redeem the Rights, as discussed more fully below.

Until the earlier to occur of (i) 10 business days following a public announcement that a person or group of affiliated persons (with certain exceptions, an “Acquiring Person”) has acquired beneficial ownership of 4.90% or more of the shares of Common Stock then outstanding or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors before such time as any person or group of affiliated persons becomes an Acquiring Person) after the date of commencement of a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 4.90% or more of the then-outstanding shares of Common Stock (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Stock certificates (or book entry shares in respect of the Common Stock) outstanding as of the Record Date, solely by such Common Stock certificate (or such book entry shares).

The Plan provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates (or book entry shares in respect of the Common Stock) issued after the Record Date upon transfer or new issuances of Common Stock, as applicable, will contain a notation incorporating the Plan by reference and, with respect to any uncertificated book entry shares issued after the Record Date, proper notice will be provided that incorporates the Plan by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock (or book entry shares of Common Stock) outstanding as of the Record

Date, even without a notation incorporating the Plan by reference (or such notice, in the case of Book Entry shares), notice or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate or book entry shares, as the case may be. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to (or credited to the account of) holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date. The Rights will expire upon the earliest of the close of business on October 9, 2019 (unless that date is advanced or extended), the time at which the Rights are redeemed or exchanged under the Plan, the final adjournment of the Company’s 2010 annual meeting of stockholders if stockholder approval of the Plan has not been received before that time, the repeal of Section 382 of the Code or any successor statute if the Board determines that the Plan is no longer necessary for the preservation of the Company’s tax benefits, or the beginning of a taxable year of the Company to which the Board determines that no tax benefits may be carried forward.

The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).

The Rights are also subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of Common Stock, or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, before the Distribution Date.

Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of an amount equal to 1,000 times the dividend declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential liquidation payment of the greater of (a) $1.00 per share (plus any accrued but unpaid dividends) or (b) an amount equal to 1,000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which outstanding shares of Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. These rights are protected by customary anti-dilution provisions.

Because of the nature of the Preferred Stock’s dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

If any person or group of affiliated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, that number of shares of Common Stock having a market value of two times the Purchase Price.

If any person or group of affiliated persons becomes an Acquiring Person, the Board of Directors may permit, in its sole discretion, the Rights, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), to be exercisable for 50% of the shares of Common Stock that would otherwise be purchasable upon the payment of the Purchase Price in consideration of the surrender to the Company of the exercised Rights.

At any time after any person or group becomes an Acquiring Person and before the acquisition by such person or group of 50% or more of the outstanding shares of Common Stock, the Board of Directors may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, for shares of Common Stock or Preferred Stock (or a series of the Company’s preferred stock having similar rights, preferences and privileges), at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock (or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Common Stock or Preferred Stock will be issued (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading day before the date of exercise.

At any time before the time an Acquiring Person becomes such, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of adoption of the Plan (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price as rounded to the nearest $0.01.

For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Plan in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Plan in any manner that does not adversely affect the interests of holders of the Rights.

Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including the right to vote or to receive dividends.

A copy of the Plan has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Plan is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Plan, as the same may be amended from time to time, which is hereby incorporated herein by reference.

Please mark your votes as

indicated in this example X

Radian Group, Inc.

FOLD AND DETACH HERE

Mark Here for

Address Change

or Comments

SEE REVERSE

WO#

72617

Share Owner sign here Co-Owner sign here Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

FOR AGAINST ABSTAIFOR AGAINST ABSTAIN FOR AGAINST ABSTAIN N

Item 1 - To elect ten directors, each for a one-year term, to serve until their successors have been duly elected and qualified.

Nominees:

1(a) Herbert Wender

1(b) David C. Carney

1(c) Howard B. Culang

1(d) Stephen T. Hopkins

1(e) Sanford A. Ibrahim

1(f) James W. Jennings

1(g) Ronald W. Moore

1(h) Jan Nicholson

1(i) Robert W. Richards

1(j) Anthony W. Schweiger

Item 3 - To approve the amendment to the

Radian Group Inc. Amended and

Restated Certificate of

Incorporation.

Item 4 - To approve the Radian Group Inc.

Tax Benefit Preservation Plan.

Item 2 - To approve the amendment to the

Radian Group Inc. 2008 Equity

Compensation Plan.

Item 5 - To ratify the appointment of

PricewaterhouseCoopers LLP as

Radian’s independent registered

public accounting firm for the year

ending December 31, 2010.

Item 6 - To transact such other business as may properly come before the Radian Annual Meeting or any adjournment or

postponement of the meeting.

When properly signed, dated and returned, this proxy will be voted in accordance with the choices specified above. If no choice is specified, this proxy will be voted “FOR” each of the nominees in Proposal 1 and “FOR” Proposals 2, 3, 4 and 5. The Proxies are authorized to vote in their discretion on such other matters as may properly come before the Annual Meeting or any adjourment(s) or postponement(s) thereof.

72617 Radian Group PC_00 3/26/10 5:13 PM Page 1

FOLD AND DETACH HERE

Address Change/Comments

(Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES

P.O. BOX 3550

SOUTH HACKENSACK, NJ 07606-9250

You can now access your Radian Group Inc. account online.

Access your Radian Group Inc. account online via Investor ServiceDirect® (ISD).

BNY Mellon Shareowner Services, the transfer agent for Radian Group Inc., now makes it easy and convenient to get current information on your shareholder account.

View account status View payment history for dividends

View certificate history Make address changes

View book-entry information Obtain a duplicate 1099 tax form

Visit us on the web at http://www.bnymellon.com/shareowner/isd

For Technical Assistance Call 1-877-978-7778 between 9am-7pm

Monday-Friday Eastern Time

Investor ServiceDirect®

Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

WO#

72617

RADIAN GROUP INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 12, 2010

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby authorizes Edward J. Hoffman and C. Robert Quint, and each of them, individually,

as proxies and agents of the undersigned (the “Proxies”), each with power of substitution, to vote and otherwise represent, as indicated on the reverse side hereof, all of the shares of common stock of Radian Group Inc. (the

“Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company (the

“Annual Meeting”) to be held at The Crown Plaza Philadelphia, 1800 Market Street, Philadelphia, Pennsylvania

19103, at 9:00 a.m. local time, on May 12, 2010, and any postponement(s) or adjournment(s) thereof.

The undersigned acknowledges receipt of the Notice of 2010 Annual Meeting of Stockholders, the Proxy

Statement and the 2009 Annual Report. All other proxies heretofore given by the undersigned to vote shares of the Company’s common stock at the Annual Meeting are expressly revoked.

(Continued and to be marked, dated and signed, on the other side)

72617 Radian Group PC_00 3/26/10 5:13 PM Page 2